      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION -- MAY 2, 2002


                                 SECURITIES ACT OF 1933 REGISTRATION NO. 2-25483

                        INVESTMENT COMPANY ACT OF 1940 REGISTRATION NO. 811-1402

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                      ------------------------------------

                                    FORM N-3
                             REGISTRATION STATEMENT
                                   UNDER THE
                             SECURITIES ACT OF 1933

           PRE-EFFECTIVE AMENDMENT NO.                            [ ]


           POST-EFFECTIVE AMENDMENT NO. 51                        [X]


                                      AND

           REGISTRATION STATEMENT UNDER THE
           INVESTMENT COMPANY ACT OF 1940


           AMENDMENT NO. 31                                       [X]

                       (CHECK APPROPRIATE BOX OR BOXES.)
                      ------------------------------------
                         CONTINENTAL ASSURANCE COMPANY
                              SEPARATE ACCOUNT (B)
                           (EXACT NAME OF REGISTRANT)

                         CONTINENTAL ASSURANCE COMPANY
                          (NAME OF INSURANCE COMPANY)

                 CNA PLAZA, CHICAGO, ILLINOIS            60685
 (ADDRESS OF INSURANCE COMPANY'S PRINCIPAL EXECUTIVE OFFICES)        (ZIP CODE)

           INSURANCE COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                 (800) 351-3001
                      ------------------------------------

                             LYNNE GUGENHEIM, ESQ.
                         CONTINENTAL ASSURANCE COMPANY
                                   CNA PLAZA
                            CHICAGO, ILLINOIS 60685
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                      ------------------------------------

                  PLEASE SEND COPIES OF ALL CORRESPONDENCE TO:
                                JOSEPH H. NESLER
                           GARDNER, CARTON & DOUGLAS
                             321 NORTH CLARK STREET
                                   SUITE 3400
                             CHICAGO, IL 60610-4795
                      ------------------------------------
IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

    [X]  IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B) OF RULE 485
    [ ]  ON (DATE) PURSUANT TO PARAGRAPH (B) OF RULE 485
    [ ]  60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1) OF RULE 485
    [ ]  ON (DATE) PURSUANT TO PARAGRAPH (A)(1) OF RULE 485
    [ ]  75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2) OF RULE 485
    [ ]  ON (DATE) PURSUANT TO PARAGRAPH (A)(2) OF RULE 485.

IF APPROPRIATE, CHECK THE FOLLOWING BOX:

    [ ] THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

TITLE OF SECURITIES BEING REGISTERED: GROUP VARIABLE ANNUITY CONTRACTS
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PROSPECTUS

GROUP
VARIABLE
ANNUITY
CONTRACTS                                                               [B LOGO]

     The group variable annuity contracts described in this prospectus provide:

     - tax deferred annuities for employees of public schools and certain tax-exempt organizations; and

     - retirement plans for self-employed individuals and their eligible employees.

     You may participate in these contracts by investing in Continental Assurance Company Separate Account (B), a separate account created by Continental Assurance Company. We will place all purchase payments that you make under a contract, after the deduction of initial charges, in Separate
Account (B).

     Separate Account (B) invests its assets primarily in common stocks and securities convertible into common stocks. The primary investment objective of the separate account is the growth of capital in relation to the growth of the economy and the changing value of the dollar. Current investment income is only a secondary objective. Continental Assurance Company acts as investment adviser to, and as principal underwriter for, Separate Account (B).

     Group variable annuity contracts involve risks, including possible loss of principal, and are not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution. The contracts are not federally insured by the Federal Deposit Insurance Corporation, The Federal Reserve Board, or any other agency.

     Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the separate account and the group variable annuity contracts that you need before purchasing a contract.


     To learn more about Separate Account (B) and the contracts offered by this prospectus, you can obtain a copy of the Statement of Additional Information dated May 2, 2002. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. The table of contents of the Statement of Additional Information appears on page 41 of this prospectus. For a free copy of the Statement of Additional Information, please call or write us at:


                         Continental Assurance Company
                     Attn: Individual Pension Accounts-35S
                                P.O. Box 803572
                          Chicago, Illinois 60680-3572
                           Telephone: (800) 351-3001
                           Web Site: www.cna.com/sab/
                          Internet e-mail: sab@cna.com

     In addition, the SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information and other information about Separate Account (B).

     The SEC has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

               CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B)


                               DATED: MAY 2, 2002

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION. NEITHER CONTINENTAL ASSURANCE COMPANY NOR SEPARATE ACCOUNT (B) HAS AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT THAN THAT WHICH IS SET FORTH IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO, OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

                               ------------------

                               TABLE OF CONTENTS

                                                             PAGE
                                                             ----
Summary.....................................................    4
  Group Variable Annuity Contracts..........................    4
  Fee and Expense Tables with Examples......................    4
     403(b) Plan Contract for Joint Retirement Board Fees
      and Expenses..........................................    4
     Level Deduction Contract for 403(b) Plans Fees and
      Expenses..............................................    5
     Graded Deduction Contract for 403(b) Plans Fees and
      Expenses..............................................    6
     Contract for HR-10 Plans Fees and Expenses.............    7
  The Investment Adviser and Investment Advisory Fee........    8
  403(b) Plan Sales and Administrative Charges..............    9
  HR-10 Plan Sales and Administrative Charges...............    9
  Purchase Limits...........................................   10
  Investment Objectives.....................................   10
  Transfers.................................................   10
  Annuity Selection.........................................   10
  Withdrawals...............................................   10
  Penalty Taxes.............................................   11
Condensed Financial Information.............................   12
Description of CAC and Separate Account (B).................   14
  General...................................................   14
  Investment Policies and Restrictions......................   15
Management..................................................   19
  The Committee.............................................   19
  Investment Advisory Agreement.............................   19
Underwriting................................................   19
Deductions and Expenses.....................................   20
  Sales and Administrative Charges--General.................   20
  Sales and Administrative Charges--403(b) Plans............   20
  Sales and Administrative Charges--HR-10 Plans.............   21
  Investment Advisory Charges...............................   22

                                                             PAGE
                                                             ----
Description of Group Variable Annuity Contracts.............   22
  General...................................................   22
  Sales of Contracts........................................   23
  Voting Rights.............................................   23
  Assignment................................................   24
  Modification or Termination of the Contract...............   24
  Contractholder Inquiries..................................   24
  Purchase Payments and Accumulations.......................   24
  Allocations of Purchase Payments--HR-10 Plans.............   24
  Accumulation Period.......................................   25
  Value of an Accumulation Unit.............................   25
  Withdrawals...............................................   26
Annuities...................................................   27
  Electing the Retirement Date and Form of Annuity--403(b)
     Plans..................................................   27
  Annuity Options--403(b) Plans.............................   27
  Retirement of Participant--HR-10 Plans....................   28
  Annuity Options--HR-10 Plans..............................   28
Annuity Payments............................................   30
  Determination of Amount of the First Monthly Variable
     Annuity Payment........................................   30
  Determination of the Value of an Annuity Unit and Amount
     of Second and Subsequent Monthly Variable Annuity
     Payments...............................................   30
  Examples..................................................   31
  Assumed Investment Rate...................................   32
Benefits on Death or Withdrawal.............................   32
  403(b) Plans..............................................   32
  HR-10 Plans...............................................   33
Federal Taxes...............................................   35
  Federal Tax Treatment of Participants.....................   35
  Federal Tax Status of Separate Account (B)................   38
  Employee Retirement Income Security Act...................   38
Legal Matters...............................................   39
Reports to Participants.....................................   39
Financial Statements........................................   40
Table of Contents of the Statement of Additional
  Information...............................................   41
Glossary....................................................   42

                                    SUMMARY


     Because this is only a summary, it does not contain all the information that may be important to you. You should read the entire prospectus before deciding to invest in a Contract. Some of the technical terms used in this prospectus are defined in the Glossary beginning on page 42.


GROUP VARIABLE ANNUITY CONTRACTS

     The Contracts offered by this prospectus are designed to provide annuity payments under two types of plans: 403(b) Plans and HR-10 Plans.

     - Contracts for 403(b) Plans are issued to annuity purchase plans adopted by public school systems and certain tax-exempt organizations under
        Section 403(b) of the Internal Revenue Code.

     - Contracts for HR-10 Plans are issued to a trustee for the benefit of self-employed individuals for themselves and their employees, and to associations of self-employed persons for the benefit of participating members.

     We currently offer three types of Contracts for 403(b) Plans: (a) the 403(b) Plan Contract for the Joint Retirement Board (This contract is available only to employees or retired employees of The Joint Retirement Board of the Rabbinical Assembly of America, The United Synagogue of America, and The Jewish Theological Seminary of America (the "Joint Retirement Board")); (b) the level deduction Contract; and (c) the graded deduction Contract. We currently offer one type of Contract for HR-10 Plans. Each Contract may be modified or amended.

FEE AND EXPENSE TABLES WITH EXAMPLES

     403(b) PLAN CONTRACT FOR JOINT RETIREMENT BOARD FEES AND EXPENSES

    Your Transaction Expenses
         Sales Load Imposed on Purchases (as a percentage of
          Purchase Payments)....................................  0.00%
         Administrative Expenses (as a percentage of Purchase
          Payments).............................................  0.00%
         Deferred Sales Load (as a percentage of Purchase
          Payments or amount surrendered).......................   None
         Surrender Fee (as a percentage of amount
          surrendered)..........................................   None
         Exchange Fee...........................................  0.00%
         Fixed Rate Annuity Purchase Fee........................  $ 250
    Your Annual Contract Fee....................................   None
    Your Annual Expenses
    (as a percentage of average net assets)
         Management Fee.........................................  0.50%
         Mortality and Expense Risk Fees........................   None
         Other Expenses
           Service Fee.................................... 0.33%
           Administration Fee (paid to the Joint Retirement
          Board of the Rabbinical Assembly of America, et
          al)..............................................0.32%
                                                          ------
           Total Other Expenses.................................  0.65%
         Total Annual Expenses..................................  1.15%

                              EXAMPLE                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
    If you surrender your Contract at the end of the applicable time period:
         You would pay the following expenses on a $1,000
         investment, assuming 5% annual return on assets:            $12       $39        $67        $147
    If you annuitize at the end of the applicable time period:
         You would pay the following expenses on a $1,000
         investment, assuming 5% annual return on assets:           $262      $289       $317        $397
    If you do not surrender your Contract:
         You would pay the following expenses on a $1,000
         investment, assuming 5% annual return on assets:            $12       $39        $67        $147

          We designed this table to help you understand the various costs and expenses that you will bear directly or indirectly. Contractholders currently pay an annual fee of .83% of average net assets. Under the administrative service agreement with the Joint Retirement Board, we deduct an additional fee of .08% from each Contractholder's net asset value at the end of each calendar quarter (March 31, June 30, September 30, and December
     31) and pay this fee to the Joint Retirement Board. In addition to the expenses described above, premium taxes may be applicable. The information presented in the example listed above should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown in the example. The participant has several different annuity options from which to choose. There is a $250 annuity purchase fee only if the participant chooses a fixed rate annuity.

     LEVEL DEDUCTION CONTRACT FOR 403(b) PLANS FEES AND EXPENSES

    Your Transaction Expenses
         Sales Load Imposed on Purchases (as a percentage of Purchase
          Payments)......................................................   5.00%
         Administrative Expenses (as a percentage of Purchase
          Payments)......................................................   1.00%
         Deferred Sales Load (as a percentage of Purchase Payments or
          amount surrendered)............................................    None
         Surrender Fee (as a percentage of amount surrendered)...........    None
         Exchange Fee....................................................   1.00%
         Fixed Rate Annuity Purchase Fee.................................    $250
    Your Annual Contract Fee.............................................    None
    Your Annual Expenses
         (as a percentage of average net assets)
         Management Fee..................................................   0.50%
         Mortality and Expense Risk Fees.................................    None
         Other Expenses
           Service Fee..........................................    0.33%
                                                                    -----
           Total Other Expenses..........................................   0.33%
         Total Annual Expenses...........................................   0.83%

                              EXAMPLE                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
    If you surrender your Contract at the end of the applicable time period:
         You would pay the following expenses on a $1,000
         investment, assuming 5% annual return on assets:            $68       $86       $104        $159
    If you annuitize at the end of the applicable time period:
         You would pay the following expenses on a $1,000
         investment, assuming 5% annual return on assets:           $318      $336       $354        $409
    If you do not surrender your Contract:
         You would pay the following expenses on a $1,000
         investment, assuming 5% annual return on assets:            $68       $86       $104        $159

          We designed this table to help you understand the various costs and expenses that you will bear directly or indirectly. Contractholders currently pay an annual fee of .83% of average net assets. In addition to the expenses described above, premium taxes may be applicable. The information presented in the example listed above should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown in the example. The participant has several different annuity options from which to choose. We charge a $250 annuity purchase fee only if the participant chooses a fixed rate annuity. We charge a $10 exchange fee for the second and succeeding transfers in most of the 403(b) Contracts.

     GRADED DEDUCTION CONTRACT FOR 403(b) PLANS FEES AND EXPENSES

    Your Transaction Expenses
         Sales Load Imposed on Purchases (as a percentage of Purchase
          Payments)......................................................    5.00%
         Deferred Sales Load (as a percentage of Purchase Payments or
          amount surrendered)............................................     None
         Surrender Fee (as a percentage of amount surrendered)...........     None
         Exchange Fee....................................................    1.00%
         Fixed Rate Annuity Purchase Fee.................................     $250
    Your Annual Contract Fee.............................................      $30
    Your Annual Expenses
    (as a percentage of average net assets)
         Management Fee..................................................    0.50%
         Mortality and Expense Risk Fees.................................     None
         Other Expenses
           Service Fee..........................................    0.33%
                                                                    -----
           Total Other Expenses..........................................    0.33%
         Total Annual Expenses...........................................    0.83%

                              EXAMPLE                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
    If you surrender your Contract at the end of the applicable time period:
         You would pay the following expenses on a $1,000
         investment, assuming 5% annual return on assets:            $88      $165       $242        $437
    If you annuitize at the end of the applicable time period:
         You would pay the following expenses on a $1,000
         investment, assuming 5% annual return on assets:           $338      $415       $492        $686
    If you do not surrender your Contract:
         You would pay the following expenses on a $1,000
         investment, assuming 5% annual return on assets:            $88      $165       $242        $437

          We designed this table to help you understand the various costs and expenses that you will bear directly or indirectly. Contractholders currently pay an annual fee of .83% of average net assets. In addition to the expenses described above, premium taxes may be applicable. The information presented in the example listed above should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown in the example. We deduct a 5% sales load for the first $10,000 of Purchase Payments for each participant; 4% for the next $10,000 of Purchase Payments for each participant; and 2.5% on all Purchase Payments in excess of $20,000. CAC also deducts an administrative charge based upon the previous year's cost of administration. There is no maximum dollar limit on this charge. In 2002, CAC will assess this charge at an annual rate of $30 per participant. The participant has several different annuity options from which to choose. We charge a $250 annuity purchase fee only if the participant chooses a fixed rate annuity. We charge a $10 exchange fee for the second and succeeding transfers in most of the 403(b) Plan Contracts.

     CONTRACT FOR HR-10 PLANS FEES AND EXPENSES

    Your Transaction Expenses
         Sales Load Imposed on Purchases (as a percentage of
          Purchase Payments)....................................    7.00%
         Administrative Expenses (as a percentage of Purchase
          Payments).............................................    1.50%
         Deferred Sales Load (as a percentage of Purchase
          Payments or amount surrendered).......................     None
         Surrender Fee (as a percentage of Purchase Payments
          received prior to withdrawal).........................    2.00%
         Exchange Fee...........................................    1.00%
         Fixed Rate Annuity Purchase Fee........................     $250
         Individual Accounting Fee..............................      $20
         Accounting Withdrawal Fee..............................      $10
    Your Annual Contract Fee....................................     None
    Your Annual Expenses
    (as a percentage of average net assets)
         Management Fee.........................................    0.50%
         Mortality and Expense Risk Fees........................     None
         Other Expenses
           Service Fee.....................................0.33%
                                                          ------
           Total Other Expenses.................................    0.33%
         Total Annual Expenses..................................    0.83%

    EXAMPLE                                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
    If you surrender your Contract at the end of the
    applicable time period:
         You would pay the following expenses on a $1,000
         investment, assuming 5% annual return on assets:           $143      $185       $223        $322
    If you annuitize at the end of the applicable time period:
         You would pay the following expenses on a $1,000
         investment, assuming 5% annual return on assets:           $393      $435       $473        $572
    If you do not surrender your Contract:
         You would pay the following expenses on a $1,000
         investment, assuming 5% annual return on assets:           $123      $215       $253        $362

          We designed this table to help you understand the various costs and expenses that you will bear directly or indirectly. Contractholders currently pay an annual fee of .83% of average net assets. In addition to the expenses described above, premium taxes may be applicable. The information presented in the example listed above should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown in the example. We deduct a sales load under these Contracts that vary from 0% to 7% depending on the Contract. The administrative expense under these Contracts varies from 0% to 1.5% depending on the contract. The participant has several different annuity options from which to choose. We charge a $250 annuity purchase fee only if the participant chooses a fixed rate annuity. CAC may deduct an additional charge for the maintenance of individual accounting records, not to exceed $20 for each new entrant and $10 per year per participant thereafter and $10 at each withdrawal. CAC did not deduct this charge in 1999, 2000 or 2001. We deduct a $10 exchange fee for the second and succeeding transfer in most of the HR-10 Plan Contracts. We deduct a surrender fee (termination charge) of 2% of the Purchase Payments received prior to withdrawal when your Account is terminated and the entire interest in the Contract is withdrawn. We deduct a termination charge of 2% of the pro rata amount of Purchase Payments received when you withdraw part of your interest in the Contract.

          CAC believes the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by CAC.

THE INVESTMENT ADVISER AND
  INVESTMENT ADVISORY
  FEE......................  CAC acts as the investment adviser to Separate
                             Account (B). CAC is a stock life insurance company that was organized under the Illinois Insurance Code in 1911. CAC maintains its principal office at CNA Plaza, Chicago, Illinois 60685. Separate Account (B) is registered as an open-end diversified management investment company under the 1940 Act.

                             CAC receives an investment advisory fee at the annual rate of 0.5% of the average daily net asset value of Separate Account (B) and a service fee at the annual rate of 0.33% of the average daily net asset value of Separate Account (B) for investment management and other services.

403(b) PLAN SALES AND
  ADMINISTRATIVE CHARGES...  Joint Retirement Board Contract.  Under the current
                             403(b) Plan Contract with the Joint Retirement Board, CAC does not deduct any charge for sales and administrative expenses from Purchase Payments. Under the administrative service agreement with the Joint Retirement Board effective January 1, 1997, and amended effective January 1, 2000, each Participant under the Joint Retirement Board Plan is charged a quarterly fee of .08% of the Participant's net asset value on the last business day of each calendar quarter. The fee is remitted to the Joint Retirement Board for administrative services performed by it on behalf of Joint Retirement Board Plan Participants.

                             Level Deduction Contract. Under the level deduction Contract, we deduct 6% (6.38% of the net amount invested) from each Purchase Payment for sales and administrative expenses. Of such 6% deduction, 5% is for sales expenses and 1% is for administrative expenses. CAC reserves the right to increase the rate of deductions for administrative expenses in the future. Although CAC no longer offers new level deduction Contracts to employers, it continues to honor and to service existing level deduction Contracts with current Contractholders and to accept Purchase Payments under such Contracts.


                             Graded Deduction Contract. Under the graded deduction Contract, we deduct up to 5% (5.26% of the net amount invested) from each Purchase Payment for sales expenses. We reduce the deduction on a graduated scale based upon the aggregate Purchase Payments made under both fixed and variable annuities. The minimum deduction before allowance for experience rating credits is 2.5% (2.57% of the net amount invested). CAC also deducts an administrative charge based upon the previous year's cost of administration. There is no maximum dollar limit on this charge. In 2002, CAC will assess this charge at an annual rate of $30 per participant.


HR-10 PLAN SALES AND
  ADMINISTRATIVE CHARGES...  We deduct a charge of 0 to 8.5% of Purchase
                             Payments (0 to 9.29% of the net amount invested) from each Purchase Payment. This charge is the sum of the following expenses:

                             - sales expenses amounting to a deduction of 0 to 7.0% of Purchase Payments (0 to 7.65% of the net amount invested); and

                             - administrative expenses amounting to a deduction of 0 to 1.5% of Purchase Payments (0 to 1.64% of the net amount invested).

                             We credit the balance of the Purchase Payment, after we deduct sales and administrative charges, to the participant's account in the form of Accumulation Units. The exact level of such charges will vary from Contract to Contract, depending on volume of Purchase Payments expected, services to be performed by CAC and the applicable commission expenses. Accordingly, we will not reduce sales charges on individual Contracts upon attainment of any given level of Purchase Payments. Certain Contracts may also provide for additional annual fixed dollar charges imposed on a per participant basis for the maintenance of individual accounting records. CAC reserves the right to increase the rate of deductions for administrative expenses in the future.

PURCHASE LIMITS............  The minimum Purchase Payment on Contracts for
                             403(b) Plans which can be made at any time on behalf of any participant is $10. There is no minimum Purchase Payment on Contracts for HR-10 Plans.

INVESTMENT OBJECTIVES......  Separate Account (B) invests its assets primarily in common stocks and securities convertible into common stocks. The primary investment objective of Separate Account (B) is the growth of capital in relation to the growth of the economy and the changing value of the dollar. Current investment income is only a secondary objective. Separate Account (B)'s investment policies require CAC, in making investments for Separate Account (B), to maintain Separate Account (B)'s status as a diversified investment company. The dollar amount of investment accumulation before retirement and the dollar amount of subsequent retirement benefits will vary to reflect the dividends, interest and fluctuations in the market value of the securities held in Separate Account (B) and will be subject to the same risks to which any owner of common stocks is subject.

TRANSFERS..................  Prior to beginning annuity payments, a participant may transfer funds between fixed and variable annuity contracts. Some of the 403(b) Plan Contracts and HR-10 Plan Contracts that we offer provide that any such transfer will be made without charge. Others provide that CAC may charge a $10 exchange fee for the second and each succeeding transfer in any calendar year. A participant may change the percentage allocation of future Purchase Payments between fixed and variable annuity contracts at any time without charge.

ANNUITY SELECTION..........  The participant has several different annuity options from which to choose. We charge a $250 annuity purchase fee if the participant chooses a fixed rate annuity. For the other annuity options, there is no fee. CAC reserves the right to change these charges at any time.

WITHDRAWALS................  403(b) Plans.  A participant may withdraw, without charge, all or a portion of his individual account (except for certain amounts attributable to a salary reduction agreement) before beginning annuity payments by providing CAC with written notice. However, effective January 1, 1997, under the Joint Retirement Board Contract, a participant must receive written consent from the Joint Retirement Board prior to providing written notice to CAC. A withdrawal may be subject to penalty taxes, in addition to applicable federal income taxes.

                             HR-10 Plans. Subject to limitations, you may withdraw part or all of your interest in the Contract in one lump sum on any Valuation Date, except for funds held for terminated or retired participants. If you elect to make such a withdrawal, CAC will deduct a termination charge of 2% of the pro rata amount of the Purchase Payments received under the Contract relating to the withdrawal.

PENALTY TAXES..............  Distributions made prior to age 59 1/2 generally are subject to a penalty tax of 10%, in addition to otherwise applicable federal income taxes. This penalty tax will not apply under the following circumstances:

                             - if the distribution is made in connection with death or disability;

                             - if the distribution is made after separation from service where the separation occurred after the participant attains age 55;

                             - if the distribution is part of a series of annual or more frequent annuity payments made after separation from service and over the life of the participant or the joint lives of the participant and his or her beneficiary;

                             - if the distribution is made for certain medical expenses within the deductible limitation under the Internal Revenue Code;

                             - if the distribution is made to an alternate payee pursuant to a qualified domestic relations order ("QDRO"); or

                             - if the distribution is made on account of an Internal Revenue Service ("IRS") levy on the plan.

                         CONTINENTAL ASSURANCE COMPANY
                              SEPARATE ACCOUNT (B)

                               ------------------
                        CONDENSED FINANCIAL INFORMATION
               INCOME AND CAPITAL CHANGES PER ACCUMULATION UNIT*
          (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)

                                                                      YEAR ENDED DECEMBER 31,
                                   ----------------------------------------------------------------------------------------------
                                    2001      2000      1999      1998      1997      1996      1995      1994     1993     1992
                                   -------   -------   -------   -------   -------   -------   -------   ------   ------   ------
Investment income(a).............  $  .184   $  .198   $  .171   $  .196   $  .238   $  .194   $  .187   $ .189   $ .155   $ .164
Expenses(b)......................     .189      .239      .203      .160      .134      .107      .085     .073     .068     .060
                                   -------   -------   -------   -------   -------   -------   -------   ------   ------   ------
Net investment income............    (.005)    (.041)    (.032)     .036      .104      .087      .102     .116     .087     .104
Capital changes
  Net realized and unrealized
    gain (loss) on investments...   (5.890)   (2.370)    7.263     3.826     3.450     2.314     2.788    (.181)   1.124     .307
                                   -------   -------   -------   -------   -------   -------   -------   ------   ------   ------
  Net increase (decrease) in net
    asset value..................   (5.895)   (2.410)    7.231     3.862     3.554     2.401     2.890    (.065)   1.211     .411
Accumulation unit value at the
  beginning of the period........   26.375    28.785    21.554    17.692    14.138    11.737     8.847    8.912    7.701    7.290
                                   -------   -------   -------   -------   -------   -------   -------   ------   ------   ------
Accumulation unit value at end of
  period.........................  $20.475   $26.375   $28.785   $21.554   $17.692   $14.138   $11.737   $8.847   $8.912   $7.701
                                   =======   =======   =======   =======   =======   =======   =======   ======   ======   ======
Ratio of fees and expenses to
  average net assets(b)(c).......      .83%      .83%      .83%     .83%      .83%      .83%      .83%     .83%     .83%     .83%
Ratio of net investment income to
  average net assets(c)..........     (.01)%    (.14)%    (.13)%    .19%      .64%      .67%     1.00%    1.31%    1.05%    1.44%
Portfolio turnover rate..........       41%       19%       34%      41%       45%       53%       46%      52%      69%      71%
Number of accumulation units
  outstanding at end of period
  (000 omitted)..................    6,937     7,493     7,909     8,321     8,613     8,502     8,763    9,299    9,385    9,935

---------------

      * The information presented above has been audited for the last five fiscal years.

     (a) No declaration of dividends or distribution of gains is made, and such amounts are applied to increase Accumulation Unit values.

     (b) Pursuant to the terms of the Investment Advisory Agreement, CAC makes quarterly withdrawals for investment advisory services to Separate Account (B) at an annual rate of .5% of the average net asset value and quarterly withdrawals of a service fee at an annual rate of .33% of the average net asset value.

     (c) Participants' equity appearing in the financial statements incorporated by reference herein is the equivalent of net assets.

     Separate Account (B) may from time to time measure performance in terms of total return, which is calculated for any specified period of time by assuming the purchase of units at Separate Account (B)'s unit value at the beginning of the period. Such units are then valued at Separate Account (B)'s unit value at the end of the period. The percentage increase is determined by subtracting the initial value of the investment from its value at the end of the period and dividing that amount by the initial value. The total return on this hypothetical investment in Separate Account (B) shows its overall dollar or percentage change in value, exclusive of fees based on the initial amount of the contribution and recurring annual fees. If these fees were included, the amount or return that a Participant would realize for an investment during the specified period would be lower.

     A cumulative total return reflects Separate Account (B)'s performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative return if Separate Account (B)'s performance had been constant over the entire period. Because average annual returns for more than one year tend to smooth out variations in Separate Account (B)'s annual returns, participants should recognize that such figures are not the same as actual year-by-year results. Separate Account (B)'s performance figures are based on historical results and are not intended to indicate future performance. The investment return and unit value of Separate Account (B) will vary and may be worth more or less at redemption than their original cost.

     From time to time, Separate Account (B) may produce advertising or sales materials which disclose its performance over various periods of time. Separate Account (B) may also compare its performance to that of selected other funds, fund averages or recognized stock market indices. Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than Separate Account (B) and the portfolios of such other funds or market indices may be comprised of securities that differ significantly from Separate Account (B)'s investments.

                  DESCRIPTION OF CAC AND SEPARATE ACCOUNT (B)

GENERAL

     CAC is a stock life insurance company which was organized under the Illinois Insurance Code in 1911, and has been an investment adviser registered under the Investment Advisers Act of 1940 since 1966. Its life insurance business involves the writing of group and individual life insurance, accident and health insurance, and annuity policies. CAC's principal office is located at CNA Plaza, Chicago, Illinois 60685.

     All of the voting securities of CAC are owned by Casualty, a stock casualty insurance company organized under the Illinois Insurance Code, located at CNA Plaza, Chicago, Illinois 60685. All of the voting securities of Casualty are owned by CNA Financial, a Delaware corporation, located at CNA Plaza, Chicago, Illinois 60685. Loews Corporation, a Delaware corporation, located at 667 Madison Avenue, New York, New York 10021-8087, with interests in insurance, hotels, watches and other timing devices, drilling rigs and tobacco, owned approximately 88.8% of the outstanding voting securities of CNA Financial as of December 31, 2001. Laurence A. Tisch, the Chairman of the Board, Co-Chief Executive Officer and a director of Loews Corporation and Chief Executive Officer and a director of CNA Financial, and his brother, Preston R. Tisch, President, Co-Chief Executive Officer and a director of CNA Financial and Loews Corporation, owned, in the aggregate, approximately 27% of the outstanding common stock of Loews Corporation as of December 31, 2001. Therefore, they may be deemed to be parents of Loews Corporation, and thus of CNA Financial and CAC, within the meaning of the federal securities laws.

     Separate Account (B) was established by CAC on June 1, 1966, under the provisions of the Illinois Insurance Code, in order to fund variable annuity contracts.

     Variable annuity contracts are securities within the meaning of the Securities Act of 1933, and are not exempt from registration under the provisions of that Act. The issuer of such contracts is subject to regulation under the 1940 Act. Separate Account (B) has been registered as an open-end diversified management investment company under the 1940 Act, but such registration does not involve supervision of the management or the investment practices or policies of Separate Account (B) or CAC by the SEC. Separate Account (B) has no sub-accounts. Net Purchase Payments made in accordance with the provisions of the Contracts described herein are added to Separate Account
(B) and invested as described herein. Net Purchase Payments made prior to April 29, 1977 under HR-10 Plan Contracts were added to Continental Assurance Company Separate Account (A) and invested therein.

     CAC owns Separate Account (B)'s assets and, under existing law, is not considered to be a Trustee with respect to those assets. Nevertheless, the assets of Separate Account (B) are held for the benefit of the participants and persons entitled to payments under the Contracts described in this prospectus. Moreover, investment income and gains and losses from assets allocated to Separate Account (B) (whether realized or not) are credited to or charged against Separate Account (B) without regard to other income, gains or losses of CAC (in accordance with the Contracts' provisions). Thus, the dollar amount of payments or values which vary reflect the investment results of just Separate Account (B). Additionally, the Illinois Insurance Code and the Contracts themselves prohibit CAC from charging any liabilities arising out of other business of CAC against Separate Account (B)'s assets (equal to the reserves and other contract liabilities of Separate Account (B)).

INVESTMENT POLICIES AND RESTRICTIONS

     The objectives and policies in making investments for Separate Account (B) are set forth below.

     1. The primary objective of CAC in making investments for Separate Account
        (B) will be the growth of capital in relation to the growth of the economy and the changing value of the dollar. Current investment income is only a secondary objective. Accordingly, the assets of Separate Account (B) will be invested primarily in common stocks and in other securities convertible into common stocks.

     2. When CAC believes that economic and market conditions indicate a likelihood that investing a majority of the assets of Separate Account
        (B) in common stocks or securities convertible into common stocks might result in a material decrease in the unit value of Separate Account (B), less than a majority of the assets of Separate Account (B) may be invested in common stocks or securities convertible into common stocks. In these situations, any assets not invested in common stocks or securities convertible into common stocks will be invested primarily in investment grade debt instruments with a maturity of one year or less, such as U.S. Treasury bills, bank certificates of deposit, bank repurchase agreements or commercial paper.

     3. When CAC deems that economic and market conditions so indicate, a portion of the assets of Separate Account (B) may be invested in preferred stocks and publicly distributed debt instruments such as corporate bonds, debentures, equipment trust certificates, U.S. Government securities or U.S. Government Agency securities.

     4. Temporary investments for Separate Account (B) may be made in short-term instruments such as U.S. Treasury Bills, bank certificates of deposit, bank repurchase agreements or commercial paper.

     5. To the extent of 75% of the assets of Separate Account (B), CAC may not purchase for Separate Account (B) the securities of any issuer if such purchase would cause more than 5% of the market value of Separate Account (B)'s assets to be invested in the securities of such issuer (other than obligations of the United States and its instrumentalities) or would cause more than 10% of any class of securities of such issuer to be held in Separate Account (B)'s portfolio. The balance of 25% of the assets of Separate Account (B) may be invested without regard to such 5% or 10% limitations.

     6. CAC, in acting for Separate Account (B), will not underwrite securities of others or invest in restricted securities.

     7. CAC, in acting for Separate Account (B), will not concentrate more than 25% of Separate Account (B)'s investments in any one industry.

     8. The assets of Separate Account (B) will not be invested in commodity contracts.

     9. The assets of Separate Account (B) will not be invested in securities contracts of investment companies.

     10. CAC, in acting for Separate Account (B), will not make loans to other persons except through the acquisition of securities issued or guaranteed by banks, bonds, debentures, other debt securities which are publicly distributed and the lending of portfolio securities ("Portfolio Loans"). Portfolio Loans will be continually secured by cash, letters of credit, U.S. Government securities or U.S. Government Agency securities having a market value of not less than the market value of the portfolio securities loaned. The aggregate value of Portfolio Loans will not exceed 25% of Separate Account (B)'s net assets at any time.

     11. CAC, in acting for Separate Account (B), will not engage in the purchase and sale of interests in real estate, except that CAC may engage in the purchase and sale of marketable securities of real estate companies and real estate trusts which may represent indirect interests in real estate.

     12. CAC, in acting for Separate Account (B), will not purchase securities for the purpose of control or management of the issuer thereof.

     13. CAC will not make short sales for Separate Account (B).

     14. CAC will not borrow money for Separate Account (B).

     15. CAC will keep Separate Account (B)'s assets substantially fully invested in assets described in paragraphs 1, 2, 3 and 4 above, as described therein, and will limit Separate Account (B)'s cash position, to the extent feasible, to such amounts as may be required to permit CAC to make normal contract payments from Separate Account (B).

     16. CAC, in acting for Separate Account (B), will not issue any senior securities (as defined in the 1940 Act) except for the lending of portfolio securities permitted by paragraph 10 above.

     The investment policies enumerated above may not be changed without approval of a majority (as defined in the 1940 Act) in interest of the participants.

     Because Separate Account (B) invests primarily in common stock, there is the risk that the price of particular stocks that we own could go down, or the value of the equity markets or a sector of them could go down. Stock markets are volatile. Separate Account (B)'s holdings could vary significantly from broad stock market indexes, and the resulting performance also could vary.

     There is no investment policy limitation as to the timing of sales and purchase of securities. Although it will not be the general policy of CAC, in acting for Separate Account (B), to engage in short-term trading, securities may be sold without regard to the length of time held whenever investment judgment makes such action advisable. Since Separate Account (B) is not subject to federal income taxes on capital gains, it is in a relatively advantageous position in realizing capital gains even though an increased portfolio turnover results in correspondingly greater brokerage expenses. The following table sets forth Separate Account (B)'s rate of total portfolio turnover for the periods indicated:

RATE OF TOTAL PORTFOLIO TURNOVER                              PERCENT
--------------------------------                              -------
2001........................................................    41%
2000........................................................    19%
1999........................................................    34%

     Changes in the rate of portfolio turnover from year to year are attributable to changes in CAC's assessment of prevailing market conditions. All investment income and realized capital gains will be reinvested. CAC, in acting for Separate Account (B), will limit portfolio transactions to those which CAC, in the exercise of prudent business judgment, deems advisable in order for Separate Account (B) to carry out its investment policies and to make payments to participants. The dollar amount of investment accumulation before retirement and the dollar amount of subsequent retirement benefits will vary to reflect the dividend, interest and fluctuations in the market value of the securities held in Separate Account (B) and will be subject to the same risks as are inherent in the ownership of common stocks.

     CAC, in acting for Separate Account (B), will not participate in any trading account in securities on a joint or joint and several basis; provided, however, that the bunching of orders for the sale or purchase of marketable portfolio securities with those of other accounts under the management of CAC or its affiliates and the averaging of prices among Separate Account (B) and such other accounts will not be deemed to result in a trading account in securities. CAC, in acting for Separate Account (B), will not mortgage or pledge the investments of Separate Account (B), purchase securities on margin or, except as described below, invest in puts or calls. Unlike the investment policies and restrictions stated in the preceding paragraphs, the policies and restrictions described in this paragraph are subject to change without vote of the participants.

     CAC, in acting for Separate Account (B), may write covered call options. The "writing" of call options by Separate Account (B) means that Separate Account (B) will be selling the right, but not the obligation, to acquire a specified number of securities held in Separate Account (B)'s portfolio at a price set in the option contract (the "exercise price"). The optionholder generally may exercise this right to purchase the underlying securities at any time prior to the expiration of the option by notifying Separate Account (B) of its intention to exercise and delivering to Separate Account (B) funds equal to the aggregate exercise price of the securities covered by the contract (the "exercise payment"). Generally, a holder of a call option will exercise its rights under the call option only if the market price of the underlying stock exceeds the exercise price of the option. If the market price of the underlying securities is greater than the option exercise price on the date of exercise, the holder is, by virtue of the option contract, entitled to purchase the underlying securities at the below-market exercise price. If the option is exercised and the market value of the underlying securities exceeds the sum of the exercise payment and the payment received by Separate Account (B) on the sale of the option (the "premium"), Separate Account (B) would be left in a less favorable position than if such call option had not been written (because of the lost opportunity to realize the economic value represented by such excess).

     To close out a position when writing covered call options, Separate Account
(B) may make a "closing purchase transaction," which involves purchasing a call option on the same security with the same or similar exercise price and expiration date as the option which it has previously written. Separate Account
(B) will realize a profit or loss from a closing purchase transaction depending upon the difference between the amount paid to purchase an option and the amount received from the sale thereof.

     CAC, in acting for Separate Account (B), may also purchase covered put options for hedging purposes. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the term of the option. Generally, a holder of a put option will exercise its rights under the put option only if the market price of the underlying securities is less than the exercise price of the option. If the put option is not exercised or the amount by which the exercise price exceeds the market price of the underlying securities is less than the premium paid, Separate Account (B) would be left in a less favorable position than if such put option had not been purchased. If market conditions are appropriate for Separate Account (B) to exercise the purchased put option, Separate Account (B) also may sell a put option to close out a purchased put option rather than exercising the purchased put option.

     Separate Account (B) will write call options and purchase put options only if the related stock is held in its portfolio. The put and call options described above will generally have a contract term of nine months or less. The market value of the securities subject to such option obligations at the time such options are written or purchased will not, in the aggregate, exceed 20% of Separate Account (B)'s total assets.

     The use of options exposes Separate Account (B) to certain additional investment risks and transaction costs. The risks that may be associated with the use of option contracts include, but are not limited to, the risk that securities prices will not move in the direction anticipated by Separate Account
(B) and the risk that the skills needed to successfully use option strategies may be different from those needed to select portfolio securities. In addition, assets segregated or set aside to cover the writing of a call option generally may not be disposed of during the term of such option. Segregating assets could diminish Separate Account (B)'s return due to the opportunity losses of foregoing other potential investments with the segregated assets.

     CAC is permitted to enter into repurchase agreements and reverse repurchase agreements on behalf of Separate Account (B). A repurchase agreement is an instrument under which the purchaser (i.e., Separate Account (B)) acquires ownership of the obligation (debt security) and the seller agrees, at the time of the transfer, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements usually are for short periods, normally ranging from one day to one month. Repurchase agreements will be entered into only with respect to obligations in which Separate Account (B) may otherwise invest.

     A reverse repurchase agreement is an agreement under which the lender (i.e., Separate Account (B)) loans a security, usually a U.S. Government security, to a borrower, usually a bank or a stockbroker, against cash collateral. The transaction is normally characterized as a loan by the lender of the security and a simultaneous agreement by the lender to repurchase such security at an agreed price at a specified later date. The transaction is normally structured to permit the lender to receive a yield in excess of the yield of the underlying security. Reverse repurchase agreements are usually made for short periods, normally ranging from one week to one month. A reverse repurchase agreement will be a Portfolio Loan permitted by paragraph 10 above. Sufficient funds will be maintained in the form of cash and short-term investments, and segregated on an accounting basis, to satisfy such repurchase commitments.

     The Federal Bankruptcy Code provides that a repurchase participant may enforce a clause requiring the liquidation of a repurchase agreement because of the insolvency or financial condition of the other party to the repurchase agreement or because of the commencement of the bankruptcy case by the other party to the repurchase agreement. The Federal Bankruptcy Code also provides that the automatic stay does not apply to the set-off by a repurchase participant of a mutual debt or claim in connection with repurchase agreements where the set-off is for a margin payment or a settlement payment. Repurchase agreements are narrowly defined by Section 101(47) of the Bankruptcy Code to mean only agreements involving the transfer of certificates of deposit, eligible banker's agreements or securities that are direct obligations of or fully guaranteed by the United States government. Repurchase agreements not falling within this definition may not be covered by the protection of Sections 559 and 362(b)(7) of the Bankruptcy Code. It is possible that repurchase agreements not covered by those sections may be considered by a bankruptcy court to be loans by the purchaser to the seller. In such event, the purchaser might not be able to sell the obligation in the event of bankruptcy of seller without leave of the appropriate court. The purchaser would then be at risk due to a decline of the value of the obligation, and in the event of bankruptcy would face delays in the sale of the obligation and would incur legal, disposition and other expenses.

     CAC will limit investments by Separate Account (B) which may not be sold and settled within three business days (or such shorter settlement period as the Commission designates for investment companies as defined under the 1940 Act) to 10 percent of the net assets of Separate Account (B).

                                   MANAGEMENT

THE COMMITTEE

     The supervision of Separate Account (B) is vested by CAC in a Committee. The Committee has the following specific duties:

     1. To review periodically the portfolio of Separate Account (B) to ascertain that such portfolio is managed in the long-term interest of the participants and to take such corrective action as may be necessary.

     2. To approve, annually, agreements providing for sales, investment and administrative services.

     3. To recommend from time to time any changes deemed appropriate in the fundamental investment policies of Separate Account (B), to be submitted to the participants at their next meeting.

     4. To select independent auditors, whose engagement shall be approved annually by the participants.

     The Committee is also authorized to amend the Regulations for Government of Separate Account (B), except as otherwise provided by law.

INVESTMENT ADVISORY AGREEMENT

     Under the Investment Advisory Agreement, CAC acts as the investment adviser to Separate Account (B). In rendering its services as investment adviser, CAC is responsible to the Committee. CAC, as Separate Account (B)'s investment adviser, provides Separate Account (B) with an investment program complying with the investment objectives, policies and restrictions of Separate Account (B) (see "Description of CAC and Separate Account (B)--Investment Policies and Restrictions"). In carrying out Separate Account (B)'s investment program, CAC makes the investment decisions and is responsible for the investment and reinvestment of the Separate Account's assets by the purchase and sale of securities on behalf of the Separate Account. CAC performs research, statistical analysis, and continuous supervision of Separate Account (B)'s investment portfolio, and also furnishes office space for Separate Account (B) and pays the salaries and fees of Separate Account (B)'s officers and Committee Members. The Investment Advisory Agreement does not require employees of CAC to devote their exclusive efforts to Separate Account (B)'s business, and it is expected that they will provide investment advisory services for CAC's other customers and for CNA Financial and its affiliates.

                                  UNDERWRITING

     CAC acts as the underwriter for Separate Account (B).

                            DEDUCTIONS AND EXPENSES

SALES AND ADMINISTRATIVE CHARGES--GENERAL

     CAC may be deemed to be the principal underwriter for Separate Account (B) and performs all sales and administrative functions relative to the Contracts and Separate Account (B). CAC does not act as principal underwriter for any other investment company.

     CAC received the following sales and administrative fees from the participants in connection with the operations of Separate Account (B):

SALES AND ADMINISTRATIVE FEES                                 AMOUNT
-----------------------------                                 -------
2001........................................................  $15,246
2000........................................................  $ 1,846
1999........................................................  $ 7,961

     CAC, in its sole discretion, may grant an experience rating credit to participants covered by a 403(b) Plan Contract based upon its profitability. Experience rating credits of 1% to 5% of Purchase Payments have been granted in certain cases where substantial individual solicitation has not been necessary.

SALES AND ADMINISTRATIVE CHARGES--403(B) PLANS

     The following is an overview of the sales and administrative charges applicable to the different types of 403(b) Plans offered by Separate Account
(B):

     JOINT RETIREMENT BOARD CONTRACT. Under the administrative service agreement with the Joint Retirement Board, effective January 1, 1997 and amended effective January 1, 2000, each Participant under the Joint Retirement Board Plan is charged a quarterly fee of .08% of the Participant's net asset value on the last business day of each calendar quarter. The fee is remitted to the Joint Retirement Board for administrative services performed by it on behalf of its 403(b) Plan Participants.

     LEVEL DEDUCTION CONTRACTS. Pursuant to the Administrative Service Agreement, and as provided in the Contracts, CAC currently deducts 6% (6.38% of the net amount invested) from each Purchase Payment as received for sales expenses and administrative expenses. Of such 6% deduction, 5% is for sales expenses and 1% is for administrative expenses. These charges do not cover the expenses covered by the service fee charged under the Investment Advisory Agreement. CAC guarantees that during the first five years of a participant's participation under the Contract no further deductions will be made to cover such expenses, but any part of the 6% aggregate charge not needed to cover such expenses accrues as a profit to CAC. Following the end of the fifth year of participation under the Contract, the 1% deduction by CAC from Purchase Payments to cover administrative expenses may be increased by CAC upon prior written notice to the participant.

     GRADED DEDUCTION CONTRACTS. Pursuant to the Administrative Service Agreement, and as provided in the Contracts, to cover sales expenses CAC makes deductions from Purchase Payments as follows:

     - 5% (5.26% of the net amount invested) on the first $10,000 of Purchase Payments for each participant;

     - 4% (4.17% of the net amount invested) on the next $10,000 of Purchase Payments for each participant; and

     - 2.5% (2.57% of the net amount invested) on all Purchase Payments for each participant in excess of $20,000.

     Total Purchase Payments for each participant under both fixed and variable annuity contracts are included in determining the charge. Any part of such charge which is not needed to cover such expenses accrues as a profit to CAC.

     Pursuant to the Administrative Service Agreement, and as provided in the Contracts, CAC makes an administrative charge based upon its cost of administration. There is no maximum dollar limit on this charge, except that this charge (for any given year) will not exceed the previous year's cost of administration. This charge is made on December 31st of each year against the account of each participant who is not receiving an annuity. In 2002, CAC will assess this charge at an annual rate of $30 per participant.

     Neither the sales charge nor the administrative charge covers the expenses covered by the service fee charged under the Investment Advisory Agreement.

     In the event Purchase Payments are made on behalf of a participant who is in the accumulation period for a partial year, the administrative charge is prorated on a monthly basis. For example, if the annual charge for a calendar year is $30 and the participant is covered under the Contract prior to the beginning of annuity payments for only eight months of that year, his administrative charge would be $20.

     If no Purchase Payments are received on behalf of a participant during a calendar year, the deduction from the participant's account for that year will be 50% of the administrative charge which would otherwise be made. For example, if the annual charge for a calendar year is $30 and the participant is in the accumulation period during the entire calendar year but no Purchase Payments are received on behalf of the participant during the year, his administrative charge would be 50% of $30 or $15.

SALES AND ADMINISTRATIVE CHARGES--HR-10 PLANS

     Pursuant to the Administrative Service Agreement, and as provided in the Contracts, each Purchase Payment received by CAC under an HR-10 Plan Contract is, after deduction of a percentage charge, credited to Separate Account (B). The charge ranges from 0 to 8.5% of Purchase Payments (0 to 9.29% of the net amount invested) comprised of 0 to 7% of Purchase Payments (0 to 7.65% of the net amount invested) to cover sales expenses and 0 to 1.5% of Purchase Payments (0 to 1.64% of the net amount invested) to cover certain administrative expenses. This charge does not cover the expenses covered by the service fee charged under the Investment Advisory Agreement. CAC guarantees that, except for this charge and the charges described below, no further deductions will be made for sales and administrative expenses. While CAC intends that this charge merely cover such expenses, if any part of this charge is not needed to cover such expenses, such part accrues as a profit to CAC. Conversely, if such expenses exceed this charge, a loss to CAC results. The exact level of this charge will vary from Contract to Contract, depending on the volume of Purchase Payments expected, the extent of administrative services to be performed by CAC and the applicable commission expenses. The Contractholder, before entering into a Contract, and each self-employed or other person subject to the Contract, before agreeing to make Purchase Payments thereunder, will be given a separate written statement showing the percentage amount of such charge.

     If the Contract so provides, CAC may make additional fixed dollar charges per participant for the maintenance of individual accounting records. These charges will not exceed $20 for each entry into the plan relating to such Contract, $10 per year per participant thereafter, and $10 at each withdrawal. The initial charge levels anticipated by CAC will be furnished at the time that application for the Contract is under consideration, and the charges provided for will be based upon CAC's good faith estimate of the cost to it for the maintenance of individual accounting records. At the present time, there are no Contracts in force under which fixed dollar charges per participant are made.

     No increase in the percentage charge for sales and administrative expense, or in any charge per participant, may be made during the first five Contract years. After the first five Contract years, the portion of such charges intended to cover administrative expenses may be changed on the basis of CAC's expenses.

INVESTMENT ADVISORY CHARGES

     CAC makes quarterly withdrawals from Separate Account (B) as follows:

     - at an annual rate of 0.5% of the average daily net asset value of Separate Account (B) for providing investment advisory services, and

     - at an additional annual rate of 0.33% of the average daily net asset value of Separate Account (B) as a service fee for bearing certain expenses of Separate Account (B). Such expenses are different from those covered by the Administrative Service Agreement.

                DESCRIPTION OF GROUP VARIABLE ANNUITY CONTRACTS

GENERAL

     The Contracts provide one method of investing retirement funds in equity and other securities. The primary purpose of the Contracts is to provide lifetime payments which will tend to reflect changes in the cost of living during both the years prior to retirement and the years following retirement. CAC seeks to accomplish this objective by providing a medium for investment, generally in equity securities, accompanied by an assumption of the mortality risk. However, there can be no assurance that this objective will be attained.

     The Contracts involve investment risk, including possible loss of principal. The value of the investments fluctuates continuously and is subject to the risks of changing economic conditions as well as the risks inherent in the ability of CAC to anticipate changes in such investments necessary to meet changes in economic conditions. There can be no assurance that the value of a participant's individual account during the years prior to retirement, or the aggregate amount of the variable annuity payments received during the years following retirement, will equal or exceed the Purchase Payments made on his behalf. The Contracts are not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, and the Contracts are not federally insured by the Federal Deposit Insurance Corporation, The Federal Reserve Board, or any other governmental agency.

     The variable annuity payments are determined on the basis of (1) the mortality table specified in the Contract, and (2) the investment performance of Separate Account (B). The dollar amount of the variable annuity payments will not be affected by adverse mortality experience or by an increase in CAC's expenses in excess of the expense deductions provided for in the Contract. The dollar amounts of the payments will, however, reflect the investment losses or gains and investment income, and thus will vary.

     The significant difference between a regular or fixed annuity and a variable annuity is that under a fixed annuity, the insurance company assumes the risk of investment gain or loss and guarantees a specified interest rate and a specified monthly annuity payment. Under a variable annuity, the participant assumes the risk of investment gain or loss in that the value of his individual account varies with the investment income and gains or losses of a specified portfolio of securities. In both cases, the insurance company assumes the mortality and expense risk under the Contract.

     In assuming the mortality risk, CAC is taking the chance that the actuarial estimate of mortality rates among annuitants may prove erroneous; in assuming the expense risk, CAC is taking the chance that the expense margins deducted by CAC may not prove sufficient to cover the actual sales and administrative costs and contingency requirements. In either case, if an error in estimation is against CAC, CAC's earnings will be reduced; if an error in estimation favors CAC, CAC's earnings will be increased.

SALES OF CONTRACTS

     The Contracts are offered by employees and licensed agents and brokers of CAC.

VOTING RIGHTS

     Participants have the right to vote at any annual meeting of participants upon the following matters:

          1. To elect Members of the Committee for Separate Account (B) (see "Management--The Committee").

          2. To approve or disapprove any new or amended agreement providing for investment services.

          3. To approve or disapprove any changes in the fundamental investment policies of Separate Account (B).

          4. To ratify or reject the Committee's selection of independent auditors for Separate Account (B).

     The Committee currently intends to hold annual meetings of participants for these purposes. However, there is no requirement under applicable law that Separate Account (B) hold regular annual meetings of participants and the Committee, in its discretion, may continue holding regular annual meetings of participants in the future. Meetings of participants are required by the 1940 Act in certain circumstances, including to approve any change in fundamental investment policies.

     The number of votes which a participant who is not retired may cast is equal to the number of Accumulation Units held by such participant under the particular Contract concerned, which represent interests in Separate Account
(B). The number of votes which a retired participant may cast is equal to the monetary value of the actuarial reserve maintained by CAC in Separate Account
(B) for the annuity of that participant divided by the monetary value of an Accumulation Unit. As payments are made to a retired participant, the monetary value of that actuarial reserve is reduced; accordingly, the number of votes which that retired participant may cast will decrease.

     The determination of the number of votes to be cast will be made as of a date within 60 days prior to the annual meeting of the participants. The participants will receive at least 20 days' prior written notice of such meeting and of the number of votes to which they are entitled. A participant will be entitled to vote only if he is a participant on the foregoing record date and on the date of the meeting.

ASSIGNMENT

     The interest of any participant or beneficiary in or under a Contract is not subject to assignment or transfer. Transfer or surrender of such interest may be made only to CAC.

MODIFICATION OR TERMINATION OF THE CONTRACT

     Each Contract provides that it may be modified or amended in any respect by agreement between CAC and the Contractholder, without the consent of any participant. However, no such modification or amendment may affect retired participants in any manner, nor may any guarantees previously extended to active participants be impaired. CAC may also modify or amend any Contract, without your consent or the consent of any participant, in order to conform to applicable law or to changes in the operation of Separate Account (B) which have been approved by vote of the participants or by the Committee.

     A Contractholder may elect to terminate a Contract at any time by due notice to CAC. An HR-10 Plan Contractholder has an option to transfer funds to a new funding medium (for example to a fixed annuity contract). If an HR-10 Plan Contract is terminated without transfer of funds to a new funding medium or if a 403(b) Plan Contract is terminated, the rights of the participants are the same as on termination of employment or other withdrawal. When a participant begins to receive annuity payments, his rights are fixed and are not affected by any Contract termination.

CONTRACTHOLDER INQUIRIES

     All inquiries by Contractholders, Employers or participants should be made in writing or by telephone to:

                                Continental Assurance Company
                                Attn: Individual Pension Accounts-35S
                                P.O. Box 803572
                                Chicago, Illinois 60680-3572
                                Telephone: (800) 351-3001

PURCHASE PAYMENTS AND ACCUMULATIONS

     The minimum Purchase Payment on Contracts for 403(b) Plans is $10, which may be made at any time on behalf of any participant.

     There is no minimum Purchase Payment on Contracts for HR-10 Plans. The HR-10 Plan Contracts permit a variety of payment schedules. A retirement plan for the self-employed may provide for a fixed percentage of compensation to be paid by all Employers who are participating, and additional payments to be made by them on behalf of any of their employees who may also be eligible. If the plan incorporates a provision for employee payments, these would normally be deducted regularly from their compensation during the year, and remitted directly to CAC as collected.

ALLOCATION OF PURCHASE PAYMENTS--HR-10 PLANS

     HR-10 Plans adopted by an Employer may provide for other investments in addition to the Contracts. For example, these plans may also provide for purchase of life insurance or fixed annuities. The terms of the plan adopted will set forth the method of allocation of Purchase Payments between the Contracts and other applications. There may be different allocations among the participants under a plan. Reallocation of prior Purchase Payments between the Contracts and insurance or fixed annuity contracts will be permitted prior to retirement only with the consent of CAC. If the plan so provides, a participant may upon retirement change the proportion of annuity to be paid on a fixed or variable basis.

ACCUMULATION PERIOD

     During the period before annuity payments begin, when a Purchase Payment is received on behalf of a participant, a sales and administrative charge is deducted. The balance of the Purchase Payment is credited to the participant's account in the form of Accumulation Units. The number of Accumulation Units credited for a participant is determined by dividing the amount credited to his account by the value of an Accumulation Unit next computed after receipt of the Purchase Payment at the principal office of CAC, CNA Plaza, Chicago, Illinois 60685. The credit to the participant's account occurs concurrently with such determination.

VALUE OF AN ACCUMULATION UNIT

     During the accumulation period, the value of a participant's account varies with the performance of the investments of Separate Account (B), and there is no assurance that such value will equal or exceed Purchase Payments made on behalf of the participant.

     Accumulation Units are valued as of 3:00 P.M., Central Time, on each day on which the New York Stock Exchange is open and on each other day in which there is a sufficient degree of trading in the portfolio securities of Separate Account (B) that the current net asset value of Accumulation Units might be materially affected by changes in the value of such portfolio securities, with each day of valuation being referred to as a Valuation Date.

     The value of an Accumulation Unit on a Valuation Date is determined by dividing the net asset value of Separate Account (B) at the close of business on that day by the number of Accumulation Units outstanding. Receipt of investment income or realization of capital gains by Separate Account (B) will not change the number of Accumulation Units outstanding. This number ordinarily may be increased only through receipt of additional Purchase Payments, and decreased only through withdrawals. The value of an Accumulation Unit on any day not a Valuation Date will be the same as the value on the next Valuation Date.

     The net asset value of Separate Account (B) is the market value of all securities and other assets, less liabilities of Separate Account (B), including accrued investment advisory fees and other service fees. We determine the net asset value of Separate Account (B) by valuing:

     - portfolio securities which are traded on a national securities exchange at the last sale price, or, in the absence of a sale, at the closing bid price on the exchange where the security is primarily traded;

     - other securities the prices of which are quoted in the Nasdaq National Market at the last sale price or, in the absence of a sale, at the closing bid price;

     - other over-the-counter market securities not quoted in the Nasdaq National Market on the basis of the bid price of over-the-counter market quotations, if available; and

     - all other securities and other assets at a fair value determined in good faith by the Committee.

     Under current federal laws, no federal income tax is payable on income or capital gains of Separate Account (B). In the event any income taxes are imposed, they will be deducted in determining the net asset value of Separate Account (B). Deductions are also made by CAC for investment advisory services and other services at such prorated percentages as are equivalent to an aggregate of 0.83% per annum of the average daily net asset value of Separate Account (B), under CAC's Investment Advisory Agreement with Separate Account
(B).

     The value of an Accumulation Unit was established as $1.00000 ($1) on June 30, 1966, and the initial deposits were applied at that initial unit value on February 28, 1967. The value as of any later date is found as described above. The value of a participant's account at any date can be determined by multiplying the total number of Accumulation Units credited to his account by the value of an Accumulation Unit on that date.

WITHDRAWALS

     Subject to the limitations described in "Benefits on Death or Withdrawal--HR-10 Plans", an HR-10 Plan Contractholder may withdraw from CAC, in one lump sum on any Valuation Date, part or all of his or her interest in the Contract, except for funds held for terminated or retired participants. If you elect to make such a withdrawal, CAC will deduct a termination charge of 2% of the pro rata amount of the Purchase Payments received under the Contract before your withdrawal. In general, any distribution from an HR-10 Plan made prior to age 59 1/2 (other than on account of death, disability, separation from service where the separation occurred during or after the calendar year in which the employee attains age 55, or a withdrawal which is part of a series of annual or more frequent annuity payments made after separation from service and over the participant's life or the joint lives of the participant and his or her beneficiary, or if the withdrawal is made for certain medical expenses within the deductible limits under the Internal Revenue Code; or if it is made to an alternate payee pursuant to a QDRO or if it is made on account of an IRS levy on the plan) is subject to an additional 10% tax, under the Internal Revenue Code.

     A participant may elect, by written notice to CAC, to withdraw all or a portion of his individual account, other than certain amounts attributable to a salary reduction agreement, prior to beginning annuity payments. However, effective January 1, 1997, under the Joint Retirement Board Contract, a participant must receive written consent from the Joint Retirement Board prior to providing written direction to CAC. CAC will redeem Accumulation Units from participants, without any charge, at the net asset value per Accumulation Unit next to be determined after receipt of a signed written request to the office of CAC. However, withdrawals prior to age 59 1/2 (except for the exceptions stated in the above paragraph) are generally subject to an additional 10% tax. Distributions from a 403(b) Plan of amounts contributed on or after January 1, 1989 pursuant to a salary reduction agreement and of earnings on those contributions (and amounts earned on or after January 1, 1989 on salary reduction contributions made before January 1, 1989) may be made only upon the attainment of age 59 1/2, separation from service, death, disability or hardship. Hardship distributions are limited to amounts contributed pursuant to a salary reduction agreement, excluding earnings on those amounts. Payment for Accumulation Units redeemed will be made by CAC within seven days after receipt of a written redemption request by CAC at the address set forth above under "Description of Group Variable Annuity Contracts--Contractholder Inquiries". Payments upon redemption may be more or less than the original costs of the Accumulation Units. For a discussion of federal income tax consequences of the receipt of such lump sum payments, see "Federal Taxes--Federal Tax Treatment of Participants".

                                   ANNUITIES

ELECTING THE RETIREMENT DATE AND FORM OF ANNUITY--403(b) PLANS

     A participant selects, in accordance with the Contract, a retirement date and annuity option. CAC currently charges a $250 fee for the purchase of a fixed rate annuity. CAC reserves the right to change this charge at any time. Prior to beginning annuity payments, a participant may transfer funds between fixed and variable annuity contracts. Some of the 403(b) Plan Contracts offered hereby provide that any such transfer will be made without charge. Others provide that CAC may make a charge of $10 for the second and each succeeding transfer in any calendar year. A participant may change the percentage allocation of future Purchase Payments between fixed and variable annuity contracts at anytime without charge. Subsequent changes in either the retirement date or annuity option can be made up to 30 days prior to the date annuity payments are to begin. Distributions must generally begin by April 1 of the year following the year of attainment of age 70 1/2 or, if later and the participant was not a sole proprietor or Five Percent Owner with respect to the year in which he or she reached age 70 1/2, by April 1 of the year following the year in which the participant retires (a different rule may apply with respect to distributions made in plan years beginning before January 1, 1997--consult your tax advisor). The 403(b) Plan Contracts provide for the various annuity forms described below. Level deduction Contract participants have three annuity forms; graded deduction Contract participants have four. There is an additional annuity form, which is not one of the four options described below, which is applicable only to plans providing for a qualified joint and survivor annuity as defined in ERISA. That annuity form is described following the descriptions of the four options. The annuity payments may be either fixed or variable at the option of the participant.

ANNUITY OPTIONS--403(b) PLANS

     The following annuity options are available under 403(b) Plans offered by Separate Account (B):

     - OPTION 1--LIFE WITHOUT REFUND. Monthly payments for the life of the participant only.

     - OPTION 2--LIFE TEN YEARS CERTAIN. Monthly payments for life, with the provision that if, at the death of the annuitant, payments have been made for less than 120 months, annuity payments may, at the option of the beneficiary designated by the participant, be discounted and paid in a single sum, or be continued during the remainder of said period to the beneficiary. If the beneficiary dies while receiving annuity payments, the value on the date of death of the remaining number of annuity payments will be paid in a lump sum to the estate of the beneficiary. This option is considered by CAC to be the "normal form". Unless the Plan adopted by the Contractholder and communicated to CAC provides for a qualified joint and survivor annuity as defined in ERISA, this option will be applied automatically if no other option is elected.

     - OPTION 3--JOINT AND SURVIVOR. Monthly payments to the participant for his life, continuing on the basis of the same number of Annuity Units after the participant's death to his spouse, for the balance of his spouse's life.

     - OPTION 4--LIFE FIVE YEARS CERTAIN. Monthly payments for life, with a provision similar to that under the Life Ten Years Certain form, but extending only five years from the commencement of payments. This option may only be selected by participants under the graded deduction Contract.

     Ordinarily, no option may be elected if the first payment under such option would be less than $25. If the amount of such first payment would be less than $25, it will be paid in a lump sum.

     No option may be elected which has a period certain longer than the life expectancy of the participant or the joint and last survivor life expectancies of the participant and the participant's contingent annuitant, calculated, based on such persons' attained ages in the year in which payments are required to begin, using the mortality table provided for such purpose by the Secretary of the Treasury. Further, with respect to benefits accrued after December 31, 1986, the distribution cannot exceed a maximum period of years determined under tables provided by the Secretary of the Treasury, and additional rules apply in determining the minimum amount which must be distributed each year.

     If a plan adopted by the Contractholder and communicated to CAC provides for a qualified joint and survivor annuity as defined in ERISA as the automatic form of payment, then unless the participant waives such form and his spouse consents, the automatic annuity form under the Contract for each participant to whom such provision is applicable will be an annuity for the life of the participant which provides a survivor annuity for the life of the participant's surviving spouse which is not less than one-half, nor greater than the full amount, of the annuity payable during the life of the participant, and which is the actuarial equivalent of a single life annuity with ten years certain for the life of the participant. Any participant who affirmatively waives the automatic annuity form with the consent of his spouse may select any of the options described above if he is covered by a graded deduction Contract or any of Options 1, 2 or 3 if he is covered by a level deduction Contract.

     If Option 1 is elected, subsequent to the death of the participant no payments are made to any person, and if Option 3 is elected, subsequent to the death of the last to die of the participant and the participant's spouse no payments are made to any person.

     Other options are available with the consent of CAC. Information on such options will be furnished upon written request to CAC.

RETIREMENT OF PARTICIPANT--HR-10 PLANS

     Distributions must generally begin by April 1 of the year following the year of attainment of age 70 1/2, or, if later and participant was not a sole proprietor or 5% Owner with respect to the year in which he or she reached age 70 1/2, by April 1 of the year following the year in which the participant retires (a different rule may apply with respect to distributions made in plan years beginning before January 1, 1997. Consult your tax advisor).

     The HR-10 Plan Contract is flexible in allowing retirement on the first day of any month as elected by the participant and specified in the plan. The only requirements are that the initial monthly annuity payment must be at least equal to a minimum amount established by CAC from time to time, and that the participant must submit certain information to establish proof of his date of birth. If the annuity would be less than the minimum, it may be paid as a fixed-value income, or in a lump sum.

ANNUITY OPTIONS--HR-10 PLANS

     The form of annuity payable to retired participants of a particular organization depends on the terms and provisions of the plan adopted by that organization. Annuity options normally available under the Contract, if the plan so provides, will include the following listed below, provided that the option selected must produce an initial monthly annuity payment in the amount of at least $25. CAC currently charges

$250 for the purchase of a fixed rate annuity. CAC reserves the right to change this charge. Prior to beginning annuity payments, a participant may transfer funds between fixed and variable annuity contracts. Some of the HR-10 Plan Contracts offered hereby provide that any such transfer will be made without charge. Others provide that CAC may make a charge of $10 for the second and each succeeding transfer in any calendar year. A participant may change the percentage allocation of future Purchase Payments between fixed and variable annuity contracts at any time without charge.

     The following annuity options are available under HR-10 Plans offered by Separate Account (B):

     - OPTION 1--LIFE TEN YEARS CERTAIN. Monthly payments for life, with the provision that if, at the death of the annuitant, payments have been made for less than 120 months, annuity payments will be discounted at the reserve interest rate, and paid to the beneficiary in a single sum. This option is considered by CAC to be the "normal form." Unless the plan adopted by the Contractholder and communicated to CAC provides for a qualified joint and survivor annuity as defined in ERISA, this option will be applied automatically if no other option is elected.

     - OPTION 2--LIFE FIVE YEARS CERTAIN. Monthly payments for life, with a provision similar to that under the Life Ten Years Certain form, but only extending for five years from retirement.

     - OPTION 3--LIFE WITHOUT REFUND. Monthly payments for the life of the participant only.

     - OPTION 4--JOINT AND SURVIVOR. Monthly payments to the participant for his life, continuing on the basis of the same number of Annuity Units after the participant's death to his spouse, for the balance of his spouse's life.

     - OPTION 5--FIXED INSTALLMENTS. Level monthly payments of a stipulated dollar amount, payable until the sum applied is exhausted. The period for which payments are made will vary depending upon the investment results of the Account.

     - OPTION 6--FIXED PERIOD. Variable monthly payments payable over a predesignated period of years, from one to twenty.

     In the case of options with a fixed period, the beneficiary may, in lieu of a lump sum settlement, elect to have the remaining installments continued on a monthly basis. This election is available only if the beneficiary is a natural person.

     No option may be elected which has a certain period longer than the life expectancy of the participant or the joint and last survivor life expectancies of the participant and the participant's beneficiary calculated based on such persons' attained ages in the years in which payments are required to begin, using the mortality table prescribed for such purpose by the Secretary of the Treasury. Additional special rules apply in determining the minimum amount which is required to be distributed each year. Life expectancies of the participant and the participant's spouse will be redetermined annually unless the plan provides otherwise.

     If a plan adopted by the Contractholder and communicated to CAC provides for a qualified joint and survivor annuity as defined in ERISA then, unless the participant waives such automatic form of payment with the consent of the participant's spouse, the automatic annuity form under the Contract for each participant to whom such provision is applicable will be an annuity for the life of the participant which provides a survivor annuity for the life of the participant's spouse which is not less than one-half, nor greater than the full amount, of the annuity payable during the life of the participant, with respect to a defined benefit plan, which is the actuarial equivalent of a single life annuity with ten years certain for the life of the participant and, with respect to a defined contribution plan, is the annuity which can be purchased with the participant's individual account balance. Any participant who affirmatively waives the automatic annuity form with the consent of his spouse may select any of the options described above.

     If Option 3 is elected, subsequent to the death of the participant no payments are made to any person, and if Option 4 is elected, subsequent to the death of the last to die of the participant and the participant's spouse no payments are made to any person.

                                ANNUITY PAYMENTS

DETERMINATION OF AMOUNT OF THE FIRST MONTHLY VARIABLE ANNUITY PAYMENT

     As of the date annuity payments are to begin, the value of a participant's account is computed by multiplying the value of an Accumulation Unit on the fifteenth day of the preceding calendar month (or the next working day if the 15th falls on a Saturday, Sunday or holiday) by the number of Accumulation Units credited to the participant's account, and subtracting from the resulting figure any premium tax that is applicable under state law to the purchase of the participant's annuity. Such premium taxes range from 0 to 3%. Regardless of the date on which premium taxes are deducted from the accounts of participants, such taxes are remitted by CAC to applicable state taxing authorities once per calendar year. Certain states provide for credits against premium tax liabilities based upon CAC's ownership of properties or investments located therein (none of which are assets of Separate Account (B)). In the event that CAC is able to avail itself of such credits, the resulting saving is not passed on to participants from whose accounts premium taxes have been deducted.

     Each Contract contains tables setting forth the dollar amount of the first monthly annuity payment which can be purchased by each $1,000. These tables vary according to the type of Contract, the form of annuity selected by the participant and the sex and age on the nearest birthday of the participant. The tables are based on the 1951 Group Annuity Table projected 14 years with projection scale C and with interest at the assumed investment rate of 3 1/2%. Participants under the graded deduction Contract--403(b) Plan may also elect an optional rate of 3%, 4%, 4 1/2% or 5%. The first monthly annuity payment for a particular annuity form may be found by dividing the value of the participant's individual account by $1,000 and multiplying this number by the annuity rate from the applicable table.

DETERMINATION OF THE VALUE OF AN ANNUITY UNIT AND AMOUNT OF SECOND AND SUBSEQUENT MONTHLY VARIABLE ANNUITY PAYMENTS

     The dollar amount of the first monthly variable annuity payment, determined as above, is divided by the monetary value of an Annuity Unit as of the date of retirement to fix the number of Annuity Units represented by the annuity benefit. The number of Annuity Units, so determined, remains fixed thereafter throughout the payment period. The dollar amount of the second monthly variable annuity payment, due as of the first day of the month following retirement, is determined by multiplying the fixed number of Annuity Units by the monetary value of an Annuity Unit as of the due date of the second payment. This same procedure is then followed to determine the monetary value of each succeeding monthly variable annuity payment.

     On each Valuation Date, a net investment factor is determined from the investment performance of the assets of Separate Account (B) during the period since the last Valuation Date. Such factor is equal to the value of an Accumulation Unit at the end of the period, divided by the value on the preceding Valuation Date, carried to the nearest one hundred thousandth. The net investment factor is determined after the deduction for any taxes and for investment advisory fees and services as described above.

     The value of an Annuity Unit was established at $1.00000 ($1) on June 30, 1966. The monetary value of an Annuity Unit is redetermined for the entire month as of the first day of each calendar month by multiplying the value of an Annuity Unit on the first day of the preceding month by the ratio of the Accumulation Unit value for the 15th day of the preceding month to the Accumulation Unit value for the 15th day of the second preceding month, and dividing the result by a monthly interest factor equivalent to the assumed net investment rate (or the next working day if the 15th falls on a Saturday, Sunday or holiday).

     The dollar amount of each monthly payment under a variable annuity will fluctuate with the changing value of an Annuity Unit. The Annuity Unit value will go up or down each month, depending on whether the actual effective investment return for that month is at an annual rate which is greater than or less than the assumed investment rate.

EXAMPLES

     The computation of the amounts payable under a variable annuity may be illustrated by the following two examples, using unisex annuity tables. In each case, assume a participant retired on January 1, 2001 at age 65. The participant had on the date of retirement 15,000 Accumulation Units. The monetary value of an Accumulation Unit as of December 15, 2001 was $20.264081. The total value of the participant's account was therefore $303,961.22.

          - 403(b) PLAN CONTRACT. Assume the participant selected Option 2--Life Ten Years Certain. See "Annuities--Annuity Options--403(b) Plans". Both graded deduction and level deduction 403(b) Plan Contracts provide an annuity rate of $6.34 for a participant age 65, where Option 2 has been selected. The total value of the account $303,961.22, was therefore divided by $1,000 and multiplied by the annuity rate of $6.34 to obtain the initial monthly payment, $1,927.11. (It is assumed that no premium tax was applicable in this instance). Continuing this example, the monetary value of an Annuity Unit on the date of retirement was $6.112935. This was divided into $1,927.11 to obtain the quantity 315.251861 the number of Annuity Units represented by this benefit. This number of Annuity Units will remain fixed for the duration of the annuity payments. The second monthly payment, to be made on February 1, 2002, would be found by multiplying the number of Annuity Units by the monetary value of an Annuity Unit on that date. This was $6.131979. The dollar amount of the second payment would have been times 315.251861 or $1,933.12. Each succeeding monthly payment for this annuity would be determined in the same manner, being related in turn to the monetary value of an Annuity Unit on the date the payment is due. Again, the value of an Annuity Unit on that date will be found from the value on the first day of the preceding month, adjusted for investment experience and assumed interest for the period from the 15th day of the second preceding month to the 15th day of the preceding month (or the next working day if the 15th falls on a Saturday, Sunday or holiday).

          - HR-10 PLAN CONTRACT. Assume the participant selected Option 1--Life Ten Years Certain. The HR-10 Plan Contract provides an annuity rate of $6.34 for a participant age 65, where Option 1 has been selected. The total value of the account, $303,961.22, was therefore divided by $1,000 and multiplied by the annuity rate of to obtain the initial monthly payment, $1,927.11. (It is assumed that no premium tax was applicable in this instance). Continuing this example, the monetary value of an Annuity Unit on the date of retirement was $6.112935. This was divided into $1,927.11 to obtain the quantity 315.251861, the number of Annuity Units represented by this benefit. This number of Annuity Units will remain fixed for the duration of the annuity payments. The second monthly payment, to be made on February 1, 2002, would be found by multiplying the number of Annuity Units by the monetary value of an Annuity Unit on that date. This was $6.131979. The dollar amount of the second payment would have been 315.251861 times $6.131979 or $1,933.12. Each succeeding monthly payment for this annuity would be determined in the same manner, being related in turn to the monetary value of an Annuity Unit on the date the payment is due. Again, the value of an Annuity Unit on that date will be found from the value on the first day of the preceding month, adjusted for investment experience and assumed interest for the period from the 15th day of the second preceding month to the 15th day of the preceding month (or the next working day if the 15th falls on a Saturday, Sunday or holiday).

ASSUMED INVESTMENT RATE

     The examples are based upon a assumed investment rate of 3 1/2%. Under the 403(b) Plan graded deduction Contract, the participant has the option to choose an assumed investment rate of 3%, 3 1/2%, 4%, 4 1/2% or 5%. This option must be selected at least 30 days prior to the date annuity payments are to begin. If an assumed investment rate is not selected, then a 3 1/2% rate will be applied. CAC, in special cases, may stipulate variable annuity premiums and reserves on assumed investment rates other than 3 1/2% for HR-10 Plan Contracts. Each special Contract of this character would have different monetary values for Annuity Units.

     A higher assumed investment rate will tend to result in a higher initial payment but a more slowly rising series of subsequent payments (or a more rapidly falling series of subsequent payments when Accumulation Unit values are declining). A lower assumed investment rate would have the opposite effect. If the actual net investment rate is equal to the assumed investment rate, the annuity payments will be level. The assumed investment rate is an actuarial technique rather than a guarantee of a rate of return, and no assurances can be given that the actual net investment rate will equal or exceed the assumed investment rate. Subject to spousal consent as described in sub-paragraph (a) above if required under the plan.

                        BENEFITS ON DEATH OR WITHDRAWAL

403(b) PLANS

     Upon termination of Purchase Payments on his behalf, a participant under a 403(b) Plan will have the following options, subject to the conditions in the Contract, subject to the requirement of the participant's spouse, if any, must consent in writing to the distribution if required under the plan.

     - The participant may elect to have his individual account applied to provide annuity payments beginning immediately under the selected annuity option, subject to the requirement that the participant's spouse, if any, must consent in writing to the distribution if required under the Plan.

     - The participant may surrender his individual account and receive the value of the account subject to spouse consent as discussed in subparagraph (a) above if required under the Plan. The value of the account will be computed from the value of an Accumulation Unit next to be determined after a written request for surrender is received at the principal office of CAC, CNA Plaza, Chicago, Illinois 60685. Payment will be made within seven days thereafter, without termination charge. Payments upon redemption may be more or less than the original cost of the Accumulation Units.

     - The participant may leave his individual account in force under the Contract until his required beginning date (generally the April 1 following the later of the year in which he reaches age 70 1/2 or, if he is not a Five Percent Owner with respect to the year he or she reaches age 70 1/2, the year in which he retires) and the account will continue to participate in the investment results of Separate Account (B). At his required beginning date, the participant must take an annuity or surrender his account and receive its value.

     - If the individual participant moves to another employer which has a similar group annuity contract in force with CAC, his individual account may be transferred to the other group annuity contract.

     Federal income taxes may be withheld from the taxable portion of any amount distributed.

     On the death of a participant prior to retirement, the value of his individual account will be paid to his beneficiary in a single sum; or, if the beneficiary is the participant's surviving spouse, it may be left in Separate Account (B) until the date the participant would have attained age 70 1/2; or it may be applied under one of the annuity options under the Contract to provide a lifetime annuity on a variable basis, providing the initial monthly annuity payment is at least $25 in amount. The participant's entire interest must, however, be distributed by the end of the year that contains the fifth anniversary of his death unless the beneficiary is his spouse or if the beneficiary takes the benefit in the form of a lifetime annuity that begins by the end of the year that contains the first anniversary of the participant's death. In general, all death benefits are taxable as ordinary income when received by the designated beneficiary or by the estate; however, the participant's spouse may be eligible to elect to defer taxation on such death benefit to the extent the spouse directs a rollover to an individual retirement plan or makes a "tax-free" rollover contribution of such death benefit (including the amount of taxes withheld on such benefit) within sixty days after receipt thereof to an individual retirement plan.

HR-10 PLANS

     Under all plans except certain profit sharing plans, death benefits in the form of a survivor annuity will generally be paid to the surviving spouse of a vested or partially vested participant if the participant was married for at least one year as of the date of his death (or less if the HR-10 Plan so provides), unless the participant waives such a spousal annuity and his spouse consents. The monthly amount of the spousal annuity will be the amount the surviving spouse would have received under a qualified joint and survivor annuity as defined in ERISA if the participant had retired on the day before his death (or, in the case of a participant who dies before he became eligible to retire, the amount the surviving spouse would have received under such an annuity if the participant had survived to the earliest retirement age under the plan, retired, and died the day after such retirement). Under certain defined contribution plans, the monthly amount of the spousal annuity is the amount that would be provided under an annuity purchased with 50% of the participant's individual account under the Contract. Under certain profit sharing plans, the surviving spouse to whom a participant was married for at least one year on the date of his death (or less if the HR-10 Plan so provides) will receive the entire value of the participant's individual account under the Contract unless the surviving spouse consents to another named beneficiary.

     For participants who are unmarried or who were married less than a year (or other applicable period under the HR-10 Plan) when they died, and for other participants whose spouses consent to an alternative form of distribution or to another named beneficiary, in the event of the death of a participant prior to retirement, the beneficiary currently designated by the participant will be entitled to the entire value of his individual account under the Contract. The monetary value of his account will be determined at the Valuation Date next following the date the notice of death is received at the principal office of CAC, CNA Plaza, Chicago, Illinois 60685. Payments upon death or withdrawal may be more or less than the total of the original purchase payments.

     If permitted by the plan, the beneficiary may elect to have the value applied to provide a variable income to the beneficiary under rates set forth in the Contract.

     On the withdrawal of a participant from the plan prior to retirement due to a termination of employment or to a termination of the plan itself, the following options are available:

     (a) A participant may, regardless of age, have his individual account applied to provide a variable annuity option under the Contract, subject to the minimums set forth therein and to the requirement that the participant's spouse, if any, must consent in writing to the distribution.

     (b) A participant may, regardless of age, surrender his individual account and receive the value of the account computed as of the Valuation Date next after the date the request for surrender is received by CAC, subject to spousal consent as described in subparagraph (a) above if required under the Plan.

     (c) A participant may, if his interest in Separate Account (B) on the date of withdrawal is at least $2,000, allow his individual account to remain in force under the Contract, and his individual account will continue to participate in the investment results of Separate Account (B).

     On subsequent retirement, such participant may, regardless of age, begin to receive annuity payments under the option selected. At any time in the interim, such participant may instead surrender his individual account in accordance with
(b) above.

     In lieu of the above options, and if permitted under the plan, any participant may elect to have his individual account transferred to a fixed annuity contract, whereupon options similar to those above will apply. There may be a termination charge of 2% of the pro rata amount of the Purchase Payments received under the Contract relating to the withdrawal before withdrawal with respect to a lump sum withdrawal of part or all of the interest of a Contractholder in a Contract.

                                 FEDERAL TAXES

FEDERAL TAX TREATMENT OF PARTICIPANTS

     403(b) PLANS. Amounts representing contractually permitted Purchase Payments under 403(b) Plans made on behalf of participants are not recognizable as taxable income to participants at the time they are made. However, Purchase Payments made pursuant to salary reduction agreements will be subject to Social Security ("FICA") taxes and Federal Unemployment Compensation ("FUTA") taxes. Increases in the value of a participant's individual account are not taxable to the participant until payments are received by him. Any Purchase Payments in excess of applicable limitations under the Internal Revenue Code are includable in income for the year in which they are made.

     All annuity payments received after retirement will be based on realized and unrealized capital gains as well as amounts representing Purchase Payments on behalf of a participant and the participant's pro rata share of investment income. All such annuity payments will be taxed under Section 72 of the Internal Revenue Code as ordinary income in the year of receipt to the extent that they exceed the participant's Investment in the Contract. The Investment in the Contract is the amount of Purchase Payments made by or on behalf of such participant which are a part of his or her taxable income in the year in which such payments are made; i.e., those which are not deductible. In general, the participant's Investment in the Contract is divided by the expected number of payments to be made under the Contract determined in accordance with the simplified method set forth in IRS Notice 98-2. The amount so computed constitutes the Excludable Amount, which is the amount of each annuity payment considered a return of capital in each year and therefore not taxable. The participant may not recover tax-free more than his Investment in the Contract. Thus, if a participant's payments continue to be made longer than expected, all amounts received are taxable after the Investment in the Contract is recovered. Similarly, if a participant dies before recovering his Investment in the Contract, his estate is entitled to a deduction in the participant's last taxable year for the unrecovered amount.

     The rules for determining the Excludable Amount are contained in Section 72 of the Internal Revenue Code, and require adjustment for payments required under the Contract to be made, regardless of the participant's death, for a term of years, and in the case of a joint and survivor annuity payable to a named beneficiary following the death of the participant.

     Should the participant elect to receive his termination value in a lump sum in lieu of annuity payments, the amount received in excess of his Investment in the Contract will be taxed as ordinary income in the year received. If any portion of the balance to the credit of a participant is payable to the participant in an Eligible Rollover Distribution, the participant or his surviving spouse will defer taxation to the extent he or she (1) has such distribution paid directly to an individual retirement plan, another tax-sheltered annuity or Section 401(a) plans or governmental Section 457(b) plans that accept rollovers from 403(b) plans or (2) makes a "tax-free" rollover contribution equal to the amount of such distribution received plus the amount of taxes withheld on such distribution within sixty days after receipt of the distribution to an individual retirement plan, another tax sheltered annuity or
Section 401(a) plans or governmental Section 457(b) plans that accept rollovers from 403(b) plans. (A direct rollover may not be permitted if the amount of the distribution is less than $200). All taxable distributions are generally Eligible Rollover Distributions except annuities paid over life or life expectancy, installments for a period of ten years or more, required minimum distributions under Section 401(a)(9) of the Internal Revenue Code, hardship distributions, and distributions attributable to after-tax contributions.

     LIMITS ON CONTRIBUTIONS. The maximum deduction for Employer contributions made to a qualified defined contribution plan is limited to 25% of compensation. The Employer is required to pay a 10% excise tax on nondeductible contributions, subject to certain limitations. This excise tax does not apply to tax-exempt Employers except with respect to unrelated business income tax. However, in general, the sum of Purchase Payments by the Employer, forfeitures of other plan participants, salary reduction contributions or elective deferrals, if any, and an employee's voluntary nondeductible contributions may not exceed the lesser of 100% of compensation or $40,000 for any year. Prior to 2002, contributions to 403(b) plans were subject to an "exclusion allowance" imposed by Section 403(b) of the Internal Revenue Code. Generally, the exclusion allowance limited the amount that could be excluded from a participant's income each year to 20% of the participant's compensation multiplied by the Participant's years of service with the employer, minus amounts previously contributed by or on behalf of the Participant under the 403(b) plan and other employer--sponsored retirement plans, to the extent excluded from the Participant's income.

     For 403(b) Plans, the annual limit on salary reduction contributions is $11,000. These contributions are subject to certain non-discrimination rules. A 403(b) Plan also may permit certain participants to make additional catch-up contributions in excess of the annual elective deferral limit (which additional contributions generally are not subject to non-discrimination rules).

     HR-10 PLANS. For a self-employed individual, compensation may generally be defined as earned income, determined after the plan contribution. Only the first $200,000 of a person's compensation ($295,000 for certain participants in plans maintained by state or local governments that are amended to reflect the compensation limitation applicable to all other participants) may be taken into account. Plans may specify that Purchase Payments be made at a rate less than 25%, and profit sharing plans may provide for the rate of contribution to be established (as described below) each year. If the plan is a top heavy plan (as described below), generally an annual purchase payment of 3% of compensation must be made for all non-key employees.

     For HR-10 Plans, nondeductible voluntary Purchase Payments are permitted to be made by participants if the plan so provides, but only where such privilege is extended to all participants. Nondeductible voluntary Purchase Payments may be made, but are subject to certain nondiscrimination requirements and plan limits which vary from plan to plan. Additionally, elective deferrals may be made, if permitted by the plan, in an annual amount of up to $11,000.

     The maximum deduction for Purchase Payments to a defined benefit plan is determined annually by an actuary, subject to minimum funding standards established by the Internal Revenue Code. Generally, no Purchase Payments may be made to fund a normal retirement benefit in excess of 100% of compensation or, if less, $160,000 per year for an individual beginning at his Social Security retirement age. If it is a top heavy defined benefit plan, certain minimum benefits must be provided for non-key employees. The $160,000 per year limit is prorated if the individual has less than ten years of participation in the plan and is reduced actuarially if benefits begin before Social Security retirement age.

     Special rules apply to all plans (corporate or self-employed) which primarily benefit the Employer's key employees ("top heavy plans"). A plan is a top heavy plan (1) if it is a defined contribution plan and the value of the aggregate accounts of key employees is more than 60 percent of all the value of the aggregate accounts under the plan for all employees, or (2) if it is a defined benefit plan and the present value of the cumulative accrued benefits under the plan for key employees is more than 60 percent of the present value of the cumulative accrued benefits under the plan for all employees. All plans of an Employer in which a key employee is a participant and all plans required to be aggregated to satisfy the qualification requirements of Section 401(a) of the Internal Revenue Code must be aggregated in determining whether a plan is top heavy. If the aggregation group, taken as a whole, is top heavy, then each plan in the group is a top heavy plan. Any other tax qualified plans of the Employer that meet certain rules may, but need not be, so aggregated. In general, an employee is considered a key employee if he is (or was in any of the 4 preceding years) (1) an officer of the Employer with annual compensation of more than $130,000, (2) one of the 10 employees with annual compensation of more than $40,000 who owns the largest interests in the Employer, (3) a 5% owner, or (4) an owner of 1 percent or more of the stock, profits or capital of the Employer which owner has annual compensation of more than $150,000.

     For limitation years beginning prior to January 1, 2000, if an Employer maintained a defined contribution plan and a defined benefit plan, there were aggregate limitations on the benefits and contributions that could be provided under the combination of plans. The limitations are more restrictive for top heavy plans and are most restrictive for super top heavy plans (that is, defined contribution plans where more than 90% of aggregate account balances are for key employees and defined benefit plans where more than 90% of the cumulative accrued benefits are for key employees).

     DISTRIBUTIONS--HR-10 PLANS. Similar treatment is accorded to self-employed individuals and common-law employees with respect to distributions from a plan. A distribution is taxable except to the extent it consists of employee non-deductible contributions, which are received tax-free. (Distributions are deemed to consist proportionally of tax-free and taxable amounts, unless CAC has a separate record of amounts attributable to pre-1987 non-deductible employee contributions, in which case those amounts are deemed distributed first. For participants who were age 50 by January 1, 1986, an election may be made to preserve the federal income tax treatment of lump sum distributions in effect prior to 1987, i.e., ten-year forward income averaging (using 1986 tax rates) and any portion of the distribution attributable to pre-1974 participation is taxable as long term capital gain at a 20% rate. Generally, a lump sum distribution is a distribution in a single taxable year after attainment of age 59 1/2, or on account of death, or because of disability of a self-employed individual or separation of a common-law employee from the service of the Employer. If any portion of the balance to the credit of a participant is payable to the participant in an Eligible Rollover Distribution, a participant or his or her surviving spouse may be eligible to defer taxation on such distribution to the extent he or she (1) has such distribution paid directly to an individual retirement plan or another qualified plan which accepts such rollovers or (2) makes a "tax-free" rollover contribution equal to the amount of such distribution received plus the amount of taxes withheld on such distribution within sixty days after receipt of such distribution to an individual retirement arrangement or to another qualified plan. A direct rollover may not be permitted if the amount of the distribution is less than $200. All taxable distributions are generally Eligible Rollover Distributions except annuities paid over life or life expectancy, installments for a period of ten years or more, required minimum distributions under Section 401(a)(9) of the Internal Revenue Code, certain hardship distributions from a 401(k) plan, and distributions attributable to after-tax contributions.

     DISTRIBUTIONS--403(B) AND HR-10 PLANS. Distributions made to any participant in an HR-10 Plan or 403(b) Plan prior to attainment of age 59 1/2 (unless the distribution is made on account of death, disability, separation from service where the separation occurred during or after the calendar year in which the participant attains age 55, certain medical expenses within the deductible limits of the Internal Revenue Code, or as part of a series of annual or more frequent annuity payments made after separation from service and at least over the participant's life, or if the distribution is made to an alternate payee pursuant to a QDRO or if it is made on account of an IRS levy on the plan) will generally be subject to a

10% tax in addition to the otherwise applicable federal income tax. There is also a 50% excise tax on the amount by which a distribution is less than the required minimum distribution.

     The withholding of federal income taxes depends upon whether a distribution is an Eligible Rollover Distribution. There is mandatory income tax withholding of 20% of the amount of any Eligible Rollover Distribution that is not paid in a direct rollover to another qualifying plan; if such distribution is paid in a direct rollover to another qualifying plan, there is no income tax withholding obligation. Federal income taxes will be withheld from the taxable portion of any distribution that is not an Eligible Rollover Distribution, unless the participants elects not to have amounts withheld. Additional withholding will not be made for the 10% additional tax on premature distributions; however the recipient may be responsible for paying estimated taxes.

FEDERAL TAX STATUS OF SEPARATE ACCOUNT (B)

     Separate Account (B) is not qualified as a "regulated investment company" under subchapter M of the Internal Revenue Code, as it is not taxed separately from CAC. While Separate Account (B) is part of the total operations of CAC, under existing federal income tax law, no taxes are payable on the investment income and realized capital gains which are reinvested in Separate Account (B) and which are taken into account in determining the value of the Accumulation Unit and the value of the Annuity Unit and which are not distributed to participants except as part of annuity payments.

     Both investment income and realized capital gains are accumulated and reinvested.

     The investment results credited to a participant's account are not taxable to the participant until benefits are received by him. At that time, there is no distinction made between investment income and realized and unrealized gains in determining either the amount of the participant's benefits, or the taxes paid by the participant on these benefits. All payments generally are taxable to the recipient as ordinary income as received. A participant may wish to consult a tax adviser for more complete information.

EMPLOYEE RETIREMENT INCOME SECURITY ACT

     ERISA contains many provisions which may apply to certain annuity plans described under Sections 403(b) and 401 of the Internal Revenue Code, including those offered hereunder. Employers and Contractholders may be subject to many requirements and duties, including reporting and disclosure requirements, requirements regarding the form and timing of benefit payments, fiduciary responsibilities (including investment responsibilities) and prohibitions on certain transactions involving or affecting the assets of the plan. Failure to comply with ERISA may result in exposure of the Contractholder or Employer to civil and criminal sanctions.

     Certain modifications in the Contracts described in this prospectus may be required from time to time by ERISA or other laws. Such modifications may be made by CAC in accordance with provisions in the Contracts which permit CAC to amend the Contracts to conform to applicable law. Contractholders and, in the case of HR-10 Plans, Employers will be informed of any such modifications.

     As set forth in this prospectus, the HR-10 Plan Contracts described herein are offered solely in connection with certain retirement plans which are qualified under Section 401 of the Internal Revenue Code. These plans include not only individually designed plans of various employers or associations of employers but also certain plans which are generally described as master or prototype plans. In general, master or prototype plans are plans sponsored by an organization such as an insurance company or trade association. The sponsoring organization obtains a master or prototype plan opinion letter from the Internal Revenue Service which indicates that the form of the plan meets the requirements of Section 401 of the Internal Revenue Code. Once the sponsoring organization has obtained a master or prototype plan opinion letter, Employers may, in certain cases, adopt the master or prototype plan form as their own tax-qualified plan with the benefit of a prior Internal Revenue Service approval of the master or prototype plan form. Prototype plans sponsored by CAC have been adopted by some Employers.

     This prospectus does not furnish detailed information concerning the requirements of ERISA or the Internal Revenue Code, and those requirements may vary depending upon the particular circumstances regarding each Employer and each Contractholder. Also, the foregoing descriptions under "Federal Tax Treatment of Participants" apply under federal income tax laws in effect on April 30, 2002, and the federal tax treatment of Participants may change. It is therefore recommended that Employers, Contractholders and potential Purchasers consult with counsel or other competent advisers regarding the impact of ERISA and the Internal Revenue Code.

                                 LEGAL MATTERS

     Separate Account (B) is not involved in any pending legal proceedings. CAC is involved in litigation arising in the ordinary course of its business. Because of the nature of litigation, it is not possible to predict the outcome of these actions; however, in the opinion of the management of CAC, such litigation will not materially adversely affect the business or financial position of CAC or Separate Account (B) or the ability of CAC to perform its obligations under the Investment Advisory Agreement.

     Legal matters in connection with the offering made hereby have been passed upon by Lynne Gugenheim, Senior Vice President and Deputy General Counsel of CAC.

                            REPORTS TO PARTICIPANTS

     Semi-annually, CAC will provide a financial report to each participant covering the most recent six months or calendar year, as applicable. These reports will include general information on Separate Account (B), including a schedule of its investments in securities as of the close of the applicable period. Also provided will be a statement of the participants' equity in Separate Account (B), showing the changes therein for the period reported on Reports issued as of the close of a calendar year will contain financial statements which have been audited by Separate Account (B)'s independent auditors.

                              FINANCIAL STATEMENTS


     The following financial statements of Separate Account (B), the notes thereto and the Independent Auditors' Report with respect thereto are incorporated into the Statement of Additional Information by this reference from Separate Account (B)'s 2001 Annual Report to Participants: Balance Sheet; Statement of Operations; Statement of Changes in Participants' Equity; and Schedule of Investments. Copies of the 2001 Annual Report to Participants may be obtained, at no charge, by contacting in writing or by telephone:


                                Continental Assurance Company
                                Attn: Individual Pension Accounts-35S
                                P.O. Box 803572
                                Chicago, Illinois 60680-3572
                                Telephone: (800) 351-3001
                                Website: www.cna.com/sab/
                                Internet e-mail: sab@cna.com

     In addition, the SEC maintains a web site (http://www.sec.gov) that contains the 2001 Annual Report to Participants and other information about Separate Account (B).

     Financial statements of CAC, the notes thereto and the Independent Auditors' Report with respect thereto are set forth on the Statement of Additional Information. Such financial statements are included therein solely for the purpose of informing investors as to the financial position and operations of CAC and are not financial statements of Separate Account (B).

                            TABLE OF CONTENTS OF THE
                      STATEMENT OF ADDITIONAL INFORMATION


                                                               PAGE
                                                             --------
Glossary....................................................     42
Management of Separate Account (B)..........................      3
Code of Ethics..............................................      4
Investment Advisory Services................................      5
Securities Custodian........................................      6
Independent Auditors........................................      6
Brokerage Allocations.......................................      7
Calculation of Performance Data.............................      7
Underwriting................................................      8
Financial Statements........................................      8

                                    GLOSSARY

     We have capitalized some of the terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

Accumulation Unit: an accounting unit used to measure the value of a Participant's account before annuity payments begin. The term "equity unit", which is used in some outstanding Contracts, is synonymous with "accumulation unit".

Administrative Service Agreement:  an agreement between CAC and Separate Account
(B) under which CAC provides certain administrative services for Separate Account (B).

Annuitant:  the person on whose life annuity payments are based.

Annuity: a series of payments for life; with either a minimum number of payments or a determinable sum guaranteed; or for the joint lifetime of the person receiving payments and another person and thereafter during the lifetime of the survivor.

Annuity Unit: an accounting unit used to calculate the amount of annuity payments.

CAC:  Continental Assurance Company.

Casualty:  Continental Casualty Company.

CNA Financial:  CNA Financial Corporation.

Committee: a five-member board in which the supervision of Separate Account (B) is vested.

Contract:  a group variable annuity contract described by this prospectus.

Contractholder: the entity to which the Contract is issued, usually the employer for 403(b) Plans, and either (a) the Trustee of a trust for the benefit of self-employed individuals and their employees, or (b) an association of self-employed individuals for HR-10 Plans. References in this prospectus to "you" or "your" refer to Contractholders.

Eligible Rollover Distribution: distribution as described in Section 402(c)(2) and Section 402(c)(4) of the Internal Revenue Code from a 403(b) Plan or a HR-10 Plan.

Employer: as used in HR-10 Plan Contracts, a sole proprietor or a partnership which has adopted or joined, or which proposes to adopt or join, a plan, master plan, or master plan and trust which includes participants who are self-employed persons and which qualifies under Section 401 of the Internal Revenue Code.

ERISA:  the Employee Retirement Income Security Act of 1974, as amended.

Excludable Amount: as used in HR-10 Plan Contracts, an amount excludable from gross income under the provisions of the Internal Revenue Code.

Five Percent Owner or 5% Owner: a person who owns or has owned (or is considered as owning or as having owned through the application of certain attribution rules) (a) more than 5% of the outstanding stock of an Employer which is a corporation or stock possessing more than 5% of the total combined voting power of such corporation, or (b) if the Employer is not a corporation, more than 5% of the capital or more than a 5% interest in the profits of the Employer.

Fixed Annuity: an annuity providing for payments which remain fixed throughout the payment period and which do not vary with the investment experience of Separate Account (B).

403(b) Plan: a plan that provides for deferred income tax treatment for annuity purchase plans adopted by public school systems and certain tax-exempt organizations under Section 403(b) of the Internal Revenue Code.

HR-10 Plan: a plan offered for use by certain self-employed individuals and their employees which qualifies under Section 401 of the Internal Revenue Code.

Internal Revenue Code:  the Internal Revenue Code of 1986, as amended.

Investment Advisory Agreement:  an agreement between CAC and Separate Account
(B) under which CAC acts as the investment adviser to Separate Account (B).

Investment in the Contract: as used in HR-10 Plan Contracts, the investment in the Contract, as defined in Section 72 of the Internal Revenue Code.

Net Purchase Payment: the amount applied to the purchase of Accumulation Units, which is equal to the Purchase Payment less the deduction for sales and administrative charges.

1940 Act:  the Investment Company Act of 1940, as amended.

participant: a person who has an interest in Separate Account (B) because such person makes Purchase Payments or they are made for such person.

Purchase Payments:  amounts paid to CAC by or for a Participant.

SEC:  Securities and Exchange Commission.

Separate Account (B): Continental Assurance Company Separate Account (B), which consists of assets set aside by CAC in an account which does not contain the investment experience of other assets or liabilities of CAC.

Valuation Date:  a date on which CAC determines the value of Separate Account
(B).

Variable Annuity: an annuity providing for payments varying in amount according to the investment experience of Separate Account (B).

                                    [B LOGO]

                     Group
                     Variable
                     Annuity
                     Contracts
                     PROSPECTUS


                     Dated: May 2, 2002


                              CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B)

              [CNA LOGO]

STATEMENT OF
ADDITIONAL
INFORMATION

GROUP
VARIABLE                                                                [B LOGO]
ANNUITY
CONTRACTS


     This Statement of Additional Information provides certain information about Continental Assurance Company Separate Account (B) ("Separate Account (B)"), which is a separate account created by Continental Assurance Company ("CAC"), and certain Group Variable Annuity Contracts sold by CAC. This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus of Separate Account (B), dated May 2, 2002.


     For a free copy of the Prospectus, please call or write us at:

                                Continental Assurance Company
                                Attn: Individual Pension Accounts-35S
                                P.O. Box 803572
                                Chicago, Illinois 60680-3572
                                Telephone: (800) 351-3001
                                Website: www.cna.com/sab/
                                Internet e-mail: sab@cna.com

     In addition, the Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the Prospectus and other information about Separate Account (B).

               CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B)

                               DATED: MAY 2, 2002

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION AND IN THE PROSPECTUS. NEITHER CONTINENTAL ASSURANCE COMPANY NOR SEPARATE ACCOUNT (B) HAVE AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT THAN THAT WHICH IS SET FORTH IN THIS STATEMENT OF ADDITIONAL INFORMATION AND THE PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE TO PURCHASE ANY SECURITIES. SUCH OFFERS MAY BE MADE ONLY BY THE PROSPECTUS.
                               ------------------

                               TABLE OF CONTENTS

                                                               PAGE
                                                             --------
Glossary....................................................      2
Management of Separate Account (B)..........................      3
Code of Ethics..............................................      4
Investment Advisory Services................................      5
Securities Custodian........................................      6
Independent Auditors........................................      6
Brokerage Allocations.......................................      7
Calculation of Performance Data.............................      7
Underwriting................................................      8
Financial Statements........................................      8

                                    GLOSSARY

     The following terms have the indicated meanings when used in this Statement of Additional Information:

Accumulation Unit: an accounting unit used to measure the value of a participant's account before annuity payments begin. The term "equity unit", which is used in some outstanding Contracts, is synonymous with "accumulation unit".

CAC:  Continental Assurance Company.

Casualty:  Continental Casualty Company.

CNA Financial:  CNA Financial Corporation.

Committee: a five member board in which the supervision of Separate Account (B) is vested.

Contract: a group variable annuity contract described in this Statement of Additional Information.

Investment Advisory Agreement:  an agreement between CAC and Separate Account
(B) under which CAC acts as the investment adviser to Separate Account (B).

1940 Act:  the Investment Company Act of 1940, as amended.

Separate Account (B): Continental Assurance Company Separate Account (B), which consists of assets set aside by CAC, the investment experience of which is kept separate from that of other assets of CAC.

Variable Annuity: an annuity providing for payments varying in amount in accordance with the investment experience of Separate Account (B).

                       MANAGEMENT OF SEPARATE ACCOUNT (B)

OFFICERS AND MEMBERS OF THE COMMITTEE

                                       POSITION(S)                               PRINCIPAL OCCUPATION(S)
                                   HELD WITH SEPARATE    LENGTH OF               AND DIRECTORSHIPS HELD
     NAME AND ADDRESS       AGE        ACCOUNT (B)        SERVICE                DURING PAST FIVE YEARS
     ----------------       ---    ------------------    ---------               -----------------------
Richard W. Dubberke*......  64    Vice President,           10        Vice President of CAC and Casualty(1).
  CNA Plaza                         Treasurer and
  Chicago, Illinois 60685           Member of Committee
Richard T. Fox............  64    Member of Committee       16        Independent Financial Consultant.
  661 Sheridan Road
  Winnetka, Illinois 60093
Marilou R. McGirr*........  49    Chairman of Committee      5        Vice President of CAC and Casualty since
  CNA Plaza                         and Member of                     January 1997(1); Assistant Vice President of
  Chicago, Illinois 60685           Committee                         CAC and Casualty from January 1995 to January
                                                                      1997;
William W. Tongue.........  86    Member of Committee       31        Professor Emeritus of Economics and Finance,
  1220 Village Drive                                                  University of Illinois at Chicago.
  Arlington Heights,
  Illinois 60064
Peter J. Wrenn............  66    Member of Committee       15        President of Hudson Technology, Inc. (tooling
  915 Columbian Avenue                                                and Manufacturing).
  Oak Park, Illinois 60302
Lynne Gugenheim*..........  42    Secretary of               9        Senior Vice President and Deputy General
  CNA Plaza                       Committee                           Counsel of CAC and Casualty since March
  Chicago, Illinois 60685                                             2000(1). Vice President and Associate General
                                                                      Counsel of CAC and Casualty from January 1996
                                                                      to March 2000.

---------------
 * An "interested person" (as defined in Section 2(a)(19) of the 1940 Act), by virtue of his or her employment with CAC.

 (1) CNA Financial, CNA Plaza, Chicago, Illinois 60685, owns all of the outstanding stock of Casualty, CNA Plaza, Chicago, Illinois 60685, which, in turns, owns all of the outstanding stock of CAC.

     Each Committee Member serves for a term of one year or until his successor is elected and qualified. No Committee Member or officer receives any remuneration from Separate Account (B). CAC pays Committee Members a fee for their service. The Committee Member's fee is currently $10,000 per annum. CAC also reimburses Committee Members for expenses incurred in attending meetings of the Committee. However, no payments of fees or expenses are made to any Committee Member who is an officer or employee of or special consultant to CAC, CNA Financial or any of their affiliated companies. Therefore, neither Mr. Dubberke nor Ms. McGirr has received or will receive any such payments. During 2001, there was no reimbursement payable for expenses incurred by Committee Members. Each officer is elected annually at the Committee Member's meeting to serve for one year. Mr. Dubberke has announced his intention to retire from employment with Casualty and its affiliates effective September 1, 2002, but if he is reelected as a Committee Member at the Annual Meeting of Participants, he will remain as a Committee Member until his term expires.

     The payment of fees to Committee Members is one of the items of expense for which CAC receives a monthly investment advisory fee (at the annual rate of 0.5% of the average daily net asset value of

Separate Account (B)) from Separate Account (B) pursuant to CAC's Investment Advisory Agreement with Separate Account (B).

     The following table sets forth information regarding the compensation of all Committee Members of Separate Account (B) for services rendered in 2001 to Separate Account (B) and to funds deemed to be included in the same fund complex as Separate Account (B). A "fund complex" for this purpose means any two or more funds that hold themselves out to investors as related companies or that have a common or related investment adviser. Separate Account (B) is not part of a family of funds or a fund complex.

                               COMPENSATION TABLE

                                                    PENSION OR                            TOTAL COMPENSATION
                                  AGGREGATE     RETIREMENT BENEFITS      ESTIMATED        FROM FUND AND FUND
                                 COMPENSATION   ACCRUED AS PART OF    ANNUAL BENEFITS           COMPLEX
   NAME OF PERSON, POSITION       FROM FUND        FUND EXPENSES      UPON RETIREMENT      PAID TO DIRECTORS
   ------------------------      ------------   -------------------   ---------------     ------------------
Richard W. Dubberke,
  Committee Member*............     None           None                 None                 None
Richard T. Fox,
  Committee Member.............    $10,000         None                 None                10,$000
Marilou R. McGirr,
  Committee Member*............     None           None                 None                 None
William W. Tongue,
  Committee Member.............    $10,000         None                 None                10,$000
Peter J. Wrenn,
  Committee Member.............    $10,000         None                 None                10,$000

---------------
* An "interested person" (as defined in Section 2(a)(19) of the 1940 Act).

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of February 22, 2002, no person was deemed to be in control of Separate Account (B) or was known by either CAC or Separate Account (B) to own of record or beneficially 5% or more of the Accumulation Units of the Separate Account. None of the officers or Members of the Committee of Separate Account (B) own any Accumulation Units of Separate Account (B).

                                 CODE OF ETHICS

     The Committee for Separate Account (B) has adopted a Code of Ethics relating to the personal investing activities of certain Committee members, officers and employees of Separate Account (B) and certain directors, officers, and employees of CAC, as the investment adviser for Separate Account (B) ("access persons"). The Code of Ethics is designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Code of practices in connection with the purchase or sale of securities by access persons. Under the Code of Ethics, access persons are permitted to engage in personal securities transactions, but are subject to restrictions on their right to purchase certain securities which may be purchased or held by Separate Account (B). In addition, access persons are required to report their personal securities transactions for monitoring purposes. A copy of the Code of Ethics is on file with the Securities and Exchange Commission (the "SEC") and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the

Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Code of Ethics is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. A copy of the Code of Ethics may also be obtained, after paying a duplicating fee, by electronic request made to publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington D.C. 20549-0102.

                          INVESTMENT ADVISORY SERVICES

     All of the voting securities of CAC are owned by Casualty, a stock casualty insurance company organized under the Illinois Insurance Code, the home office of which is located at CNA Plaza, Chicago, Illinois 60685. All of the voting securities of Casualty are owned by CNA Financial, a Delaware corporation, CNA Plaza, Chicago, Illinois 60685. Loews Corporation, a Delaware corporation, 667 Madison Avenue, New York, New York 10021-8087, with interests in insurance, hotels, watches and other timing devices, drilling rigs and tobacco, owned approximately 88.8% of the outstanding voting securities of CNA Financial as of December 31, 2001. Laurence A. Tisch, the Chairman of the Board, Co-Chief Executive Officer and a director of Loews Corporation and Chief Executive Officer and a director of CNA Financial and his brother, Preston R. Tisch, President, Co-Chief Executive Officer and a director of CNA Financial and Loews Corporation, owned, in the aggregate, approximately 27% of the outstanding common stock of Loews Corporation as of December 31, 2001. Therefore, they may be deemed to be parents of Loews Corporation, and thus of CNA Financial Corporation and CAC, within the meaning of the federal securities laws.

     Pursuant to the Investment Advisory Agreement, CAC makes quarterly withdrawals from Separate Account (B) at an annual rate of 0.5% of the average daily net asset value of Separate Account (B) for providing investment advisory services, and at an additional annual rate of 0.33% of the average daily net asset value of Separate Account (B) as a service fee for bearing the following expenses of Separate Account (B): costs and expenses incident to compliance with federal and state regulations applicable to any public offering of Accumulation Units in Separate Account (B); expenses related to printing and distributing prospectuses and statements of additional information to persons who, at the time of such distribution, are participants in Separate Account (B); SEC registration; charges and expenses for custodian services (other than charges and expenses relating to the lending of portfolio securities); charges and expenses of independent auditors and legal counsel; expenses of meetings of the participants and of the Committee (including the preparation and distribution of proxy statements and semi-annual and annual reports); and bookkeeping and postage expenses (other than postage expenses relating to the mailing of prospectuses and statements of additional information to persons who, at the time of such mailing, are not participants in Separate Account (B) or relating to the mailing of sales literature). In the event that the total amount of the expenses covered by the service fee is less than the amount of such service fee, the difference will accrue to CAC as a profit. If such expenses are greater than the fee, the difference will accrue to CAC as a loss. Under its Investment Advisory Agreement with Separate Account (B), CAC is permitted to make such withdrawals on a monthly basis instead of on a quarterly basis, but to date CAC has nevertheless consented to being paid quarterly. Separate Account (B) has incurred the following investment advisory and service fees payable to CAC:
2001, $1,352,794; 2000, $1,846,714; and 1999, $1,641,178. Separate Account (B)
pays all expenses incurred in connection with the lending of portfolio securities.

     The Investment Advisory Agreement may be terminated at any time by either party, without the payment of any penalty, on sixty days' prior written notice. The Investment Advisory Agreement continues in effect from year to year so long as it is approved at least annually by the vote of a majority of the

Committee Members who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting upon such approval.

     In the event the Investment Advisory Agreement is terminated and another investment adviser cannot be found, the assets of Separate Account (B) may be liquidated. In the event of such liquidation, the interest of any retired participant in Separate Account (B) will be transferred by CAC to its regular reserves, and CAC will pay a fixed annuity for the lifetime of the participant in the same form as the variable annuity held. Participants who are not retired will be offered an option to receive a lump sum settlement or to receive an immediate or deferred fixed annuity. Under Section 1035(a)(3) of the Internal Revenue Code of 1986, no gain or loss will be recognized on the exchange of a variable annuity for the fixed annuity. Liquidation of Separate Account (B) upon termination of the Investment Advisory Agreement may have adverse federal income tax consequences for a participant electing to receive a lump sum settlement since the full amount of the settlement received will be taxable as ordinary income realized in the year of receipt.

     Under separate agreements with Separate Account (B), CAC acts as principal underwriter and performs all sales and administrative functions relative to Separate Account (B) and the variable annuity contracts of Separate Account (B). The amounts earned by CAC for sales and administrative functions rendered to Separate Account (B) for each of the years 2001, 2000 and 1999 were $15,246, $1,846 and $7,961, respectively. The agreement covering sales and administrative services does not cover the services covered by the Investment Advisory Agreement.

     CAC has an affiliate, CNA Investor Services, Inc. ("Investor Services"), (the successor by merger to CNA Securities Corp.), which is a member of the National Association of Securities Dealers, Inc. CAC and Separate Account (B) are parties to an agreement under which Separate Account (B) receives credit from CAC in the form of a reduction of the investment advisory fee to the extent that services of Investor Services are utilized in connection with Separate Account (B)'s portfolio transactions. In 1975, the securities laws were amended to abolish fixed brokerage commissions on securities transactions. Prior to such changes, it was mutually advantageous to Separate Account (B) and to CNA Securities Corp. for the services of CNA Securities Corp. to be utilized in connections with certain of Separate Account (B)'s portfolio transactions. The advantage of such arrangement was reduced significantly by the above-mentioned changes in the securities laws. Separate Account (B) had no transactions with Investor Services during 2001, 2000 and 1999.

                              SECURITIES CUSTODIAN

     The custodian of Separate Account (B)'s portfolio securities is The Chase Manhattan Trust Company of Illinois, 10 South LaSalle Street, Chicago, Illinois 60603.

     The custodian does not perform any managerial or policy-making functions for Separate Account (B).

                              INDEPENDENT AUDITORS

     The Committee has appointed Deloitte & Touche LLP, Two Prudential Plaza, 180 North Stetson Avenue, Chicago, Illinois, as auditors to audit the financial statements of Separate Account (B). They also audit the Schedule of Investments and the Financial Highlights of Separate Account (B). In addition, Deloitte & Touche LLP has been appointed to audit the consolidated financial statements of CAC.

                             BROKERAGE ALLOCATIONS

     Officers and employees in the Investment Department of CAC are primarily responsible for making portfolio decisions for Separate Account (B) and for placing brokerage business of Separate Account (B). Separate Account (B) has paid the following brokerage fees and commissions in connection with portfolio transactions: 2001, $269,584; 2000, $221,630; and 1999, $159,497.

     In selecting brokers to execute portfolio transactions, CAC's primary criterion is the expected ability of such brokers to make the best possible execution on orders. If several brokers are expected to be able to provide equally good execution, preference is given to those brokers who provide statistical research, assistance in pricing portfolio securities or other services. Commissions on all transactions are negotiated, and the primary basis of the commission agreed to by CAC is the quality of execution. Research services, to the extent provided to CAC, may be used by CAC in servicing its other accounts and not all such services are used in connection with Separate Account (B).

     In connection with the purchase and sale of portfolio securities for Separate Account (B), CAC does not bunch orders for such transactions with orders for other accounts under the management of Loews, CNA Financial, CAC or other subsidiaries of CNA Financial unless such other accounts are registered investment companies and unless such bunching would not have adverse consequences for Separate Account (B) and such other accounts. Under no circumstances are orders bunched with orders for CAC's own account or for the account of Loews Corporation, CNA Financial or other subsidiaries of CNA Financial. No bunching of orders occurred during 2001.

                        CALCULATION OF PERFORMANCE DATA

     In computing the end-of-period values listed below of a hypothetical investment in Separate Account (B), average annual total return ("Average Return") was calculated by dividing the ending unit value by the beginning unit value raised to the l/nth power and then subtracting one (with "n" equaling the number of years). Fees based on a percentage of the purchase payment were subtracted at the beginning of the specified period. Annual account fees, where applicable, were deducted at the end of each year.

LEVEL DEDUCTION CONTRACT FOR 403(b) PLANS

     If you invested $1,000 in Separate Account (B) at the beginning of the applicable time period and surrendered your contract at the end of the applicable time period, the amount of money you would have received based on the Average Return indicated is as follows:

(27.77%) AVERAGE RETURN FOR  7.46% AVERAGE RETURN FOR  10.76% AVERAGE RETURN FOR
       1 YEAR PERIOD              5 YEAR PERIOD             10 YEAR PERIOD
    ENDING ON 12-31-01          ENDING ON 12-31-01        ENDING ON 12-31-01
---------------------------  ------------------------  -------------------------
        $722.34                    $1,443.10                  $2,779.71

GRADED DEDUCTION CONTRACT FOR 403(b) PLANS

     If you invested $1,000 in Separate Account (B) at the beginning of the applicable time period and surrendered your contract at the end of the applicable time period, the amount of money you would have received based on the Average Return indicated is as follows:

(30%) AVERAGE RETURN FOR  5.33% AVERAGE RETURN FOR  8.84% AVERAGE RETURN FOR
     1 YEAR PERIOD             5 YEAR PERIOD             10 YEAR PERIOD
   ENDING ON 12-31-01        ENDING ON 12-31-01        ENDING ON 12-31-01
------------------------  ------------------------  ------------------------
       $700.03                  $1,296.35                 $2,332.31

HR-10 PLANS

     If you invested $1,000 in Separate Account (B) at the beginning of the applicable time period and surrendered your contract at the end of the applicable time period, the amount of money you would have received based on the Average Return indicated is as follows:

(6%) AVERAGE RETURN FOR  11.88% AVERAGE RETURN FOR  8.89% AVERAGE RETURN FOR
     1 YEAR PERIOD             5 YEAR PERIOD             10 YEAR PERIOD
  ENDING ON 12-31-01        ENDING ON 12-31-01         ENDING ON 12-31-01
-----------------------  -------------------------  ------------------------
       $940.00                  $1,752.73                 $2,344.30

                                  UNDERWRITING

     CAC may be deemed to be the principal underwriter for Separate Account (B), but receives no compensation from Separate Account (B) other than the fees pursuant to the Investment Advisory Agreement and the Administrative Service Agreement. The Contracts are offered by employees and licensed agents and brokers of CAC, who may be deemed to be "underwriters" under the Securities Act of 1933. Commissions to such persons on the sale of the Contracts may be considered "underwriting commissions". The Contracts are offered on a continuous basis.

                              FINANCIAL STATEMENTS

     The financial statements of Separate Account (B), the notes thereto and the Independent Auditors' Report with respect thereto are incorporated into this Statement of Additional Information by this reference to Separate Account (B)'s 2001 Annual Report to Participants: Balance Sheet; Statement of Operations; Statement of Changes in Participants' Equity; and Schedule of Investments. Copies of the 2001 Annual Report to Participants may be obtained, at no charge, upon request by contacting in writing or by telephone:

                                Continental Assurance Company
                                Attn: Individual Pension Accounts-35S
                                P.O. Box 803572
                                Chicago, Illinois 60680-3572
                                Telephone: (800) 351-3001
                                Website: www.cna.com/sab/
                                Internet e-mail: sab@cna.com

     In addition, the SEC maintains a web site (http://www.sec.gov) that contains the Annual Report to Participants and other information about Separate Account (B).

     Financial statements of CAC, the notes thereto and the Independent Auditors' Report with respect thereto are set forth on page 10 of this Statement of Additional Information. Such financial statements are included herein solely for the purpose of informing investors as to the financial position and operations of CAC and are not financial statements of Separate Account (B).

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Stockholder of
Continental Assurance Company

     We have audited the accompanying consolidated balance sheets of Continental Assurance Company (a wholly-owned subsidiary of Continental Casualty Company, a wholly-owned subsidiary of CNA Financial Corporation, an affiliate of Loews Corporation) as of December 31, 2001 and 2000, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Continental Assurance Company as of December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

     As discussed in Note 1 to the consolidated financial statements, in 2001 the Company changed its method of accounting for derivative instruments and hedging activities.

Deloitte & Touche LLP

Chicago, Illinois

March 27, 2002

     The following consolidated financial statements are those of Continental Assurance Company and not those of Separate Account (B). They are included for the purpose of informing investors as to the financial position and operations of CAC.

                         CONTINENTAL ASSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS


------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                2001           2000
------------------------------------------------------------------------------------------
(In thousands of dollars, except share data)
ASSETS:
  Investments:
    Fixed maturity securities available-for-sale (amortized
     cost: $6,241,162 and $5,998,533).......................    $ 6,323,270    $ 6,036,500
    Equity securities available-for-sale (cost: $57,236 and
     $45,468)...............................................         56,187         42,846
    Mortgage loans and real estate (less accumulated
     depreciation: $107 and $131)...........................         12,977         17,340
    Policy loans............................................        191,582        192,623
    Other invested assets...................................         16,651         32,357
    Short-term investments..................................        393,288      1,012,694
                                                                -----------    -----------
        TOTAL INVESTMENTS...................................      6,993,955      7,334,360
  Cash......................................................         34,011         56,517
  Insurance receivables:
    Reinsurance receivables.................................      1,640,071      1,037,117
    Premium and other insurance receivables.................        133,188        249,004
    Less allowance for doubtful accounts....................         (1,594)          (436)
  Deferred acquisition costs................................      1,250,598      1,295,027
  Accrued investment income.................................         86,437         93,992
  Receivables for securities sold...........................          4,456            134
  Property and equipment at cost (less accumulated
    depreciation: $169,673 and $159,562)....................        140,527        158,484
  Other assets..............................................        423,605        428,212
  Separate Account business.................................      3,798,081      4,313,858
------------------------------------------------------------------------------------------
        TOTAL ASSETS........................................    $14,503,335    $14,966,269
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDER'S EQUITY:
Liabilities:
  Insurance reserves:
    Future policy benefits..................................    $ 5,765,782    $ 5,430,973
    Claims..................................................        631,402        554,863
    Policyholders' funds....................................        481,443        533,763
  Securities sold under repurchase agreements...............        164,881        621,884
  Participating policyholders' equity.......................        115,321        131,158
  Federal income taxes payable (to CNAF)....................        118,237         56,443
  Payables for securities purchased.........................          4,296             --
  Deferred income taxes.....................................         85,742        169,881
  Debt......................................................         11,891         12,044
  Other liabilities.........................................        580,535        559,100
  Separate Account business.................................      3,798,081      4,313,858
                                                                -----------    -----------
        TOTAL LIABILITIES...................................     11,757,611     12,383,967
                                                                -----------    -----------
Commitments and contingent liabilities-(Notes 8 and 11)
Stockholder's Equity:
  Common stock ($5 par value; Authorized 4,500,000 shares;
    Issued 4,366,173 shares)................................         21,831         21,831
  Additional paid-in capital................................        282,846        281,917
  Retained earnings.........................................      2,427,796      2,270,045
  Accumulated other comprehensive income....................         13,251          8,509
                                                                -----------    -----------
        TOTAL STOCKHOLDER'S EQUITY..........................    $ 2,745,724      2,582,302
------------------------------------------------------------------------------------------
        TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY..........    $14,503,335    $14,966,269
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------


  The accompanying Notes are an integral part of these Consolidated Financial
                                  Statements.

                         CONTINENTAL ASSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF OPERATIONS

--------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                          2001         2000         1999
--------------------------------------------------------------------------------------------------
(In thousands of dollars)
Revenues:
  Earned premiums...........................................  $  535,810   $2,628,195   $3,318,507
  Net investment income.....................................     491,130      524,307      455,812
  Realized investment gains (losses)(1).....................     130,461      (40,113)     (40,802)
  Other.....................................................     144,800      194,285       90,195
                                                              ----------   ----------   ----------
                                                               1,302,201    3,306,674    3,823,712
                                                              ----------   ----------   ----------
Benefits and expenses:
  Insurance claims and policyholders' benefits..............     855,232    2,563,812    3,199,529
  Amortization of deferred acquisition costs................     133,168      150,870      135,916
  Restructuring and other related charges...................      51,225           --        5,000
  Other operating expenses..................................     192,107      336,427      320,969
  Net renewal commissions and expense allowances............    (148,666)     (34,881)     (36,117)
  Participating policyholders' interest.....................     (26,054)      18,744       17,820
                                                              ----------   ----------   ----------
                                                               1,057,012    3,034,972    3,643,117
                                                              ----------   ----------   ----------
    Income before cumulative effects of changes in
      accounting principle and income tax expense...........     245,189      271,702      180,595
Income tax expense..........................................      85,817       93,038       48,359
                                                              ----------   ----------   ----------
  Income before cumulative effects of changes in accounting
    principle...............................................     159,372      178,664      132,236
Cumulative effects of change in accounting principle, net of
  tax of $873, $0 and $1,246................................      (1,621)          --       (2,314)
--------------------------------------------------------------------------------------------------
  NET INCOME................................................  $  157,751   $  178,664   $  129,922
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

---------------

(1)Net of participating policyholders' interest.
  The accompanying Notes are an integral part of these Consolidated Financial
                                  Statements.

                         CONTINENTAL ASSURANCE COMPANY

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

----------------------------------------------------------------------------------------------------------------------------
                                                                                                ACCUMULATED
                                                                                                   OTHER
                                                     ADDITIONAL   COMPREHENSIVE                COMPREHENSIVE       TOTAL
                                           COMMON     PAID-IN        INCOME        RETAINED       INCOME       STOCKHOLDER'S
                                            STOCK     CAPITAL        (LOSS)        EARNINGS       (LOSS)          EQUITY
----------------------------------------------------------------------------------------------------------------------------
(In thousands of dollars)
BALANCE, DECEMBER 31, 1998...............  $21,831   $ 335,666                    $1,961,459     $ 105,778      $2,424,734
  Capital contribution from parent.......      --       87,485                            --            --          87,485
Comprehensive income (loss):
  Net income.............................      --           --      $ 129,922        129,922            --         129,922
  Other comprehensive loss...............      --           --       (263,464)            --      (263,464)       (263,464)
                                                                    ---------
  Total comprehensive income.............                           $(133,542)
                                           -------   ---------      =========     ----------     ---------      ----------
BALANCE, DECEMBER 31, 1999...............  21,831      423,151                     2,091,381      (157,686)      2,378,677
  Return of Capital to parent............      --     (134,000)                           --            --        (134,000)
Comprehensive income:
  Net income.............................      --           --      $ 178,664     $  178,664            --         178,664
  Purchase price paid in excess of net
    book value of acquired affiliate
    (Note 14)............................      --       (7,234)            --             --            --          (7,234)
  Other comprehensive income.............      --           --        166,195             --       166,195         166,195
                                                                    ---------
  Total comprehensive income.............                           $ 344,859
                                           -------   ---------      =========     ----------     ---------      ----------
BALANCE, DECEMBER 31, 2000...............  21,831      281,917                     2,270,045         8,509       2,582,302
  Capital contribution from parent.......      --          929                            --            --             929
Comprehensive income:
  Net income.............................      --           --      $ 157,751        157,751            --         157,751
  Other comprehensive income.............      --           --          4,742             --         4,742           4,742
                                                                    ---------
  Total comprehensive income.............                           $ 162,493
---------------------------------------------------------------   =============   ------------------------------------------
BALANCE, DECEMBER 31, 2001...............  $21,831   $ 282,846                    $2,427,796     $  13,251      $2,745,724
===============================================================                   ==========================================

  The accompanying Notes are an integral part of these Consolidated Financial
                                  Statements.

                         CONTINENTAL ASSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS


------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                           2001          2000          1999
------------------------------------------------------------------------------------------------------
(In thousands of dollars)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income................................................  $    157,751   $   178,664   $   129,922
  Adjustments to reconcile net income to net cash provided
    by operating activities:
    Cumulative effects of changes in accounting principle,
      net of tax............................................         1,621            --         2,314
    Net realized investment losses (gains), pre-tax.........      (130,461)       40,113        40,802
    Participating policyholders' interest...................       (26,054)        6,872         4,134
    Deferred income taxes...................................       (95,990)       50,873        49,282
    Amortization of bond discount...........................       (31,237)      (66,002)      (43,147)
    Depreciation............................................        25,962        17,660        17,733
    Changes in:
      Insurance receivables.................................      (485,980)     (319,646)     (229,395)
      Deferred acquisition costs............................        36,159      (139,768)     (149,562)
      Accrued investment income.............................         7,555       (14,454)      (10,592)
      Federal income taxes payable..........................        61,794        47,595       (75,633)
      Insurance reserves....................................       349,900       416,780       350,381
      Transfer of Federal Employee Health Benefits Plan.....            --        60,326            --
      Sale of Life Re business..............................            --       (41,340)           --
      Other liabilities.....................................        21,435        58,142        59,828
      Other, net............................................         9,540      (113,346)      (43,664)
                                                              ------------   -----------   -----------
            TOTAL ADJUSTMENTS...............................      (255,756)        3,805       (27,519)
                                                              ------------   -----------   -----------
            NET CASH FLOWS FROM OPERATING ACTIVITIES........       (98,005)      182,469       102,403
                                                              ------------   -----------   -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of fixed maturity securities.....................   (11,205,663)   (8,546,713)   (9,839,531)
  Proceeds from fixed maturity securities
    Sales...................................................     8,530,149     8,161,710     8,527,089
    Maturities, calls and redemption........................     2,571,975       471,863       548,466
  Purchase of equity securities.............................       (33,335)      (40,551)     (178,135)
  Proceeds from sale of equity securities...................        20,785       162,432       196,474
  Change in short-term investments..........................       631,722       353,162       156,572
  Purchase of property and equipment........................        (8,005)      (33,386)      (27,617)
  Securities sold under repurchase agreements...............      (457,003)     (456,353)      427,048
  Acquisitions, net of cash acquired........................            --       (27,461)           --
  Change in other investments...............................        30,883       (44,878)      (15,233)
  Other, net................................................       (15,913)       16,371        14,131
                                                              ------------   -----------   -----------
            NET CASH FLOWS FROM INVESTING ACTIVITIES........        65,595        16,196      (190,736)
                                                              ------------   -----------   -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Return of capital to parent...............................           929      (134,000)           --
  Receipts from investment contracts credited to
    policyholder account balance............................       244,791       253,685       249,612
  Return of policyholder account balances on investment
    contracts...............................................      (235,663)     (294,505)     (149,654)
  Other, net................................................          (153)        2,044            --
                                                              ------------   -----------   -----------
            NET CASH FLOWS FROM FINANCING ACTIVITIES........         9,904      (172,776)       99,958
                                                              ------------   -----------   -----------
            NET CASH FLOWS..................................       (22,506)       25,889        11,625
Cash at beginning of year...................................        56,517        30,628        19,003
------------------------------------------------------------------------------------------------------
CASH AT END OF YEAR.........................................  $     34,011   $    56,517   $    30,628
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Supplemental disclosures of cash flow information:
  Federal income taxes paid.................................  $    111,826   $     1,321   $    71,744
  Interest expense..........................................           318           385           300
Non-cash contribution of capital, net of tax................            --            --        87,485
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------


  The accompanying Notes are an integral part of these Consolidated Financial
                                  Statements.

                         CONTINENTAL ASSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

     Continental Assurance Company ("CAC") is a wholly-owned subsidiary of Continental Casualty Company ("Casualty") which is wholly-owned by CNA Financial Corporation ("CNAF"). As of December 31, 2001 Loews Corporation owned approximately 89% of the outstanding common stock of CNAF. CNAF and its subsidiaries are collectively known as "CNA." The significant operating subsidiaries of CAC consist of Valley Forge Life Insurance Company ("VFL"), CNA Holdings Limited, CNA Life Insurance Company of Canada, Charles Steadman & Co., Inc., CNA Trust Corporation, and CNA International Life Company, SPC Limited. The consolidation is collectively referred to as "CAC."

     The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). Certain amounts applicable to prior years have been reclassified to conform to the current year presentation. All significant intercompany amounts have been eliminated.

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INSURANCE

     Earned premium revenue--Revenues on interest-sensitive contracts are comprised of contract charges and fees which are recognized over the coverage period. Accident and health insurance premiums are earned ratably over the terms of the policies after provision for estimated adjustments on retrospectively rated policies and deductions for ceded insurance. Premiums for other life insurance products and annuities are recognized as revenue when due, after deductions for ceded insurance.

     Future policy benefit reserves--Reserves for traditional life insurance products (whole and term life products and long-term care products) are computed based upon the net level premium method, which incorporates actuarial assumptions as to interest rates, mortality, morbidity, withdrawals and expenses. Actuarial assumptions include a margin for adverse deviation and generally vary by plan, age at issue and policy duration. Interest rates range from 3% to 9%, and mortality, morbidity and withdrawal assumptions are based on CAC and industry experience prevailing at the time of issue. Expense assumptions include the estimated effects of inflation and expenses to be incurred beyond the premium paying period. Reserves for interest sensitive contracts are equal to the account balances that accrue to the benefit of the policyholders. Interest crediting rates ranged from 4.30% to 6.50% for the three years ended December 31, 2001.

     Claim and claim adjustment expense reserves--Claim and claim adjustment expense reserves represent management's estimates of ultimate liabilities based on currently available facts and case law. The ultimate liability may vary significantly from such estimates. CAC regularly reviews its reserves, and any adjustments to the previously established reserves are recognized in operating income in the period that the need for such adjustments becomes apparent.

                         CONTINENTAL ASSURANCE COMPANY

NOTE 1.--(CONTINUED):

     Guarantee fund and other insurance related assessments--In the first quarter of 1999, CAC adopted Statement of Position No. 97-3, Accounting by Insurance and Other Enterprises for Insurance-Related Assessments (SOP 97-3). SOP 97-3 requires that insurance companies recognize liabilities for guaranty fund and insurance-related assessments when an assessment is probable, when it can reasonably estimated and when the event obligating the entity to pay an imposed probable assessment has occurred on or before the date of the financial statements. Adoption of SOP 97-3 resulted in an after-tax charge of $2.3 million as a cumulative effect of a change in accounting principle in the year 1999. The liabilities for guaranty funds and other insurance-related assessment liabilities are not discounted or recorded net of premium taxes and are included as part of other liabilities in the balance sheets.

     Reinsurance--CAC assumes and cedes insurance with other insurers and reinsurers and members of various reinsurance pools and associations. CAC utilizes reinsurance arrangements to limit its maximum loss, provide greater diversification of risk and minimize exposures on larger risks. The reinsurance coverages are tailored to the specific risk characteristics of each product line with CAC's retained amount varying by type of coverage. CAC's reinsurance includes coinsurance, yearly renewable term and facultative programs.

     Amounts recoverable from reinsurers are estimated in a manner consistent with claim and claim adjustment expense reserves or future policy benefits reserves and reported as a receivable in the consolidated balance sheets. Reinsurance contracts that do not meet the criteria for risk transfer are recorded using the deposit method of accounting, which requires that premiums paid or received by the ceding company or assuming company be accounted for as a deposit asset or liability. CAC primarily records these deposits as reinsurance receivables for ceded recoverables and other liabilities for assumed liabilities.

     Deferred acquisition costs--Life insurance business acquisition costs are deferred and amortized based on assumptions consistent with those used for computing future policy benefits reserves. Such costs include commissions, premium taxes and certain underwriting and policy issuance costs. Anticipated investment income is considered in the determination of the recoverability of deferred acquisition costs. Deferred acquisition costs on traditional life business are amortized over the assumed premium paying periods. The amortization of deferred acquisition costs for interest sensitive and annuity contracts are matched to the recognition of gross profits on these contracts. To the extent that unrealized gains or losses on available-for-sale securities would result in an adjustment of deferred policy acquisition costs had they actually been realized, an adjustment is recorded to deferred acquisition costs and to unrealized investment gains or losses.

     The excess of first-year commissions over renewal commissions and other first-year costs of acquiring life insurance business, such as agency and policy issuance expenses, which vary with and are related primarily to the production of new and renewal business, have been deferred and are amortized with interest over the expected life of the related contracts. As an offset to this, the excess of first-year expenses over renewal ceded expense allowances, which also vary with and are related primarily to the production of

                         CONTINENTAL ASSURANCE COMPANY

NOTE 1.--(CONTINUED):

new and renewal business, have been amortized with interest over the expected life of the related contracts.

     Acquisition costs related to non-participating traditional life insurance and accident and health insurance are being amortized over the premium-paying period of the related policies using assumptions consistent with those used for computing future policy benefits reserves for such contracts. Assumptions as to anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

     For universal life and cash value annuity contracts, the amortization of deferred acquisition costs is recorded in proportion to the present value of estimated gross margins. The gross margins result from actual earned interest minus actual credited interest, actual costs of insurance (mortality) charges minus expected mortality, actual expense charges minus maintenance expenses and surrender charges. Amortization interest rates are based on rates in effect at the inception or acquisition of the contracts. Actual gross margins can vary from the CAC's estimates resulting in increases or decreases in the rate of amortization. When appropriate, the Company revises its assumptions of the estimated gross margins of these contracts, and the cumulative amortization is re-estimated and adjusted by a charge or credit to current operations. To the extent that unrealized gains or losses on available-for-sale securities would result in an adjustment of deferred policy acquisition costs had they actually been realized, an adjustment is recorded to deferred acquisition costs and to unrealized investment gains or losses.

     Acquisition costs deferred are recorded net of ceding commissions in the consolidated Balance Sheets. The Company periodically evaluates deferred acquisition costs for recoverability; adjustments, if necessary, are recorded in current operations.

     Participating business--Participating business represented 0.4%, 0.4% and 0.5% of gross life insurance in force and 7.4%, 0.8% and 0.6% of premium revenue for 2001, 2000, and 1999, respectively. Participating policyholders' equity is determined by allocating 90% of the net income or loss and unrealized investment gains or losses related to such business as allowed by applicable laws, less dividends determined by the Board of Directors. Revenues and benefits and expenses include amounts related to participating policies; the net income or loss allocated to participating policyholders' equity is a component of benefits and expenses.

     Separate Account business--CAC writes investment and annuity contracts. The supporting assets and liabilities of certain of these contracts are legally segregated and reported as assets and liabilities of Separate Account business. CAC guarantees principal and a specified return to the contractholders on approximately 53% and 57% of the Separate Account business at December 31, 2001 and 2000, respectively. Substantially all assets of the Separate Account business are carried at fair value. Separate Account liabilities are carried at contract values.

                         CONTINENTAL ASSURANCE COMPANY

NOTE 1.--(CONTINUED):

INVESTMENTS

     Investment securities are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investment securities and the level of uncertainty related to changes in the value of investment securities, it is possible that changes in risks in the near term would materially affect the amounts reported in the Balance Sheets and Statements of Operations.

     Valuation of investments--CAC classifies most of its fixed maturity securities (bonds and redeemable preferred stocks) and its equity securities as available-for-sale, and as such, they are carried at fair value. The amortized cost of fixed maturity securities is adjusted for amortization of premiums and accretion of discounts to maturity, and amortization and accretion are included in investment income. Changes in fair value are reported as a component of other comprehensive income.

     Mortgage loans are carried at unpaid principal balances, including unamortized premium or discount. Investments in real estate are carried at depreciated cost. Policy loans are carried at unpaid balances. Short-term investments are carried at amortized cost, which approximates fair value.

     Other invested assets include investments in joint ventures, limited partnerships and certain derivative securities. Investments in joint ventures and limited partnerships are carried at CAC's equity in the investees' net assets.

     Investments in derivative securities are carried at fair value at the reporting date, and changes in fair value are recognized in realized investment gains and losses.

     Investment gains and losses--All securities transactions are recorded on the trade date. Realized investment gains and losses are determined on the basis of the cost of the specific securities sold. Unrealized investment gains and losses on fixed maturity securities and equity securities are reflected as part of stockholder's equity, net of applicable deferred income taxes and deferred acquisition costs. Investments are written down to estimated fair values and losses are charged to income when a decline in value is considered to be other than temporary.

     Securities lending activities--CAC lends securities to unrelated parties, primarily major brokerage firms. Borrowers of these securities must deposit collateral with CAC of at least 102% of the fair value of the securities loaned if the collateral is cash or securities or 100% of the fair value of securities loaned if the collateral is cash. CAC maintains effective control over all loaned securities and therefore, continues to report such in fixed maturity securities.

     Cash collateral received on these transactions is invested in short-term investments, and those investments are reflected as assets of the Company along with an offsetting liability recognized for the obligation to return the collateral. The fair value of cash collateral held and included in short-term investments was $211.8 million and $649.2 million at December 31, 2001 and 2000. Non-cash collateral, such as securities or letters of credit, received by the Company are not reflected as assets of the Company as there exists no right to sell or re-pledge the collateral. The fair value of non-cash collateral was $118.6 million and $88.9 million at December 31, 2001 and 2000.

                         CONTINENTAL ASSURANCE COMPANY

NOTE 1.--(CONTINUED):

INCOME TAXES

     CAC accounts for income taxes under the liability method. Under the liability method, deferred income taxes are recognized for temporary differences between the financial statement and tax return bases of assets and liabilities. Temporary differences primarily relate to insurance reserves, deferred acquisition costs and net unrealized investment gains or losses.

PROPERTY AND EQUIPMENT

     Property and equipment are carried at cost less accumulated depreciation. Depreciation is based on the estimated useful lives of the various classes of property and equipment and is determined principally on the straight line method.

ACCOUNTING PRONOUNCEMENTS

     In December 1999, the Securities and Exchange Commission (SEC) issued Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements (SAB
101). SAB 101 summarizes the SEC Staff's view in applying GAAP to revenue recognition in financial statements. This bulletin, through its subsequent revised releases SAB No. 101A and No. 101B, was effective for registrants no later than the fourth fiscal quarter of fiscal years beginning after December 15, 1999. Adoption of this bulletin, which occurred on October 1, 2000, did not have a significant impact on the results of operations or the equity of CAC.

     In September 2000, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (SFAS 140). SFAS 140 replaces SFAS No. 125, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (SFAS 125). SFAS 140 revises the standards for accounting for securitizations and other transfers of financial assets and collateral and requires certain disclosures. The adoption of SFAS 140 did not have a significant impact on the results of operations or equity of CAC.

     Effective January 1, 2001, CAC adopted FASB Statement of Financial Accounting Standard No. 133, Accounting for Derivative Instruments and Hedging Activities and Statement of Financial Accounting Standards No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities (collectively referred to as SFAS 133). CAC adopted SFAS 133 effective January 1, 2001. Adoption of SFAS 133 did not have a significant impact on the equity or results of operations of CAC, however, adoption of SFAS 133 resulted in an after-tax decrease to 2001 earnings of $1.6 million. Because the Company already carried its investment and investment-related derivatives at fair value through Other Comprehensive Income, there was an equal and offsetting favorable adjustment of $1.6 million to stockholder's equity (Accumulated Other Comprehensive Income). CAC already carried its investment-related derivatives at fair value and the resulting changes in fair values are recognized through net income.

                         CONTINENTAL ASSURANCE COMPANY

NOTE 1.--(CONTINUED):

     A derivative is typically defined as an instrument whose value is "derived" from an underlying instrument, index or rate, has a notional amount, requires no or little initial investment and can be net settled. Derivatives include, but are not limited to, the following types of investments: interest rate swaps, interest rate caps and floors, put and call options, warrants, futures, forwards and commitments to purchase securities and combinations of the foregoing. Derivatives embedded within non-derivative instruments (such as call options embedded in convertible bonds) must be split from the host instrument and accounted for in accordance with SFAS 133 when the embedded derivative is not clearly and closely related to the host instrument. In addition, non-investment instruments, including certain types of insurance contracts that have historically not been considered derivatives, may be derivatives or contain embedded derivatives under SFAS 133.

     SFAS 133 requires that all derivatives be recorded in the balance sheet at fair value. If certain conditions are met, a derivative may be specifically designated as a hedge of exposures to changes in fair value, cash flows or foreign currency exchange rates. The accounting for changes in the fair value of a derivative depends on the intended use of the derivative and the nature of any hedge designation thereon. CAC's accounting for changes in the fair value of general account derivatives is as follows:

         NATURE OF HEDGE DESIGNATION            DERIVATIVE'S CHANGE IN FAIR VALUE REFLECTED IN:
         ---------------------------            -----------------------------------------------
No hedge designation                            Realized investment gains or losses
Fair value                                      Realized investment gains or losses, along with
                                                the change in fair value of the hedged asset or
                                                liability
Cash flow                                       Other comprehensive income, with subsequent
                                                reclassification to earnings when the hedged
                                                transaction, asset or liability impacts
                                                earnings
Foreign currency                                Consistent with fair value or cash flow above,
                                                depending on the nature of the hedging
                                                relationship

     Changes in the fair value of derivatives held in the separate accounts are reflected in separate account earnings. Because separate account investments are generally carried at fair value with changes therein reflected in separate account earnings, hedge accounting is generally not applicable to separate account derivatives.

     CAC uses investment derivatives in the normal course of business, primarily to reduce its exposure to market risk (principally interest rate risk, equity stock price risk and foreign currency risk) stemming from various assets and liabilities. CAC's principal objective under such market risk strategies is to achieve the desired reduction in economic risk, even if the position will not receive hedge accounting treatment. CAC also uses derivatives for purposes of income enhancement, primarily via the sale of covered call options.

     CAC's use of derivatives is limited by statutes and regulations promulgated by the various regulatory bodies to which it is subject, and by its own derivative policy. The derivative policy limits the authorization to initiate derivative transactions to certain personnel. The policy generally prohibits the use of derivatives with a maturity greater than 18 months, unless the derivative is matched with assets or liabilities having a longer maturity. The policy prohibits the use of derivatives containing greater than one-to-one leverage

                         CONTINENTAL ASSURANCE COMPANY

NOTE 1.--(CONTINUED):

with respect to changes in the underlying price, rate or index. The policy also prohibits the use of borrowed funds, including funds obtained through repurchase transactions, to engage in derivative transactions.

     Credit exposure associated with non-performance by the counterparties to derivative instruments is generally limited to the gross fair value of the asset related to the instruments recognized in the Consolidated Balance Sheets. CAC mitigates the risk of non-performance by using multiple counterparties and by monitoring their creditworthiness. CAC generally requires collateral from its derivative investment counterparties depending on the amount of the exposure and the credit rating of the counterparty.

     CAC has exposure to economic losses due to interest rate risk arising from changes in the level of, or volatility of, interest rates. CAC attempts to mitigate its exposure to interest rate risk through active portfolio management, which includes rebalancing its existing portfolios of assets and liabilities, as well as changing the characteristics of investments to be purchased or sold in the future. In addition, various derivative financial instruments are used to modify the interest rate risk exposures of certain assets and liabilities. These strategies include the use of interest rate swaps, interest rate caps and floors, options, futures, forwards and commitments to purchase securities. These instruments are generally used to lock interest rates or unrealized gains, to shorten or lengthen durations of fixed maturity securities or investment contracts or to hedge (on an economic basis) interest rate risks associated with investments, variable rate debt and life insurance liabilities. CAC has used these types of instruments as designated hedges against specific assets or liabilities on an infrequent basis.

     CAC is exposed to equity price risk as a result of its investment in equity securities and equity derivatives. Equity price risk results from changes in the level or volatility of equity prices, which affect the value of equity securities, or instruments that derive their value from such securities. CAC attempts to mitigate its exposure to such risks by limiting its investment in any one security or index. The Company may also manage this risk by utilizing instruments such as options, swaps, futures and collars to protect appreciation in securities held. CAC uses derivatives in one of its separate accounts to mitigate equity price risk associated with its indexed group annuity contracts by purchasing Standard & Poor's 500(R) (S&P 500(R)) index futures contracts in a notional amount equal to the contract holder liability, which is calculated using the S&P 500(R) rate of return.

     Foreign exchange rate risk arises from the possibility that changes in foreign currency exchange rates will impact the fair value of financial instruments denominated in a foreign currency.

     The contractual or notional amounts for derivatives are used to calculate the exchange of contractual payments under the agreements and are not representative of the potential for gain or loss on these instruments. Interest rates, equity prices and foreign currency exchange rates affect the fair value of derivatives. The fair values generally represent the estimated amounts that CAC would expect to receive or pay upon termination of the contracts at the reporting date. Dealer quotes are available for substantially all of CAC's derivatives. For derivative instruments not actively traded, fair values are estimated using values obtained from independent pricing services, costs to settle or quoted market prices of comparable instruments.

                         CONTINENTAL ASSURANCE COMPANY

NOTE 1.--(CONTINUED):

     Effective January 1, 2001, CAC adopted the Codification of Statutory Accounting Principles (Codification) for preparing its statutory-basis financial statements for its insurance subsidiaries. Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles will continue to be established by individual state laws and permitted practices. The states in which CAC conducts business required adoption of Codification (with certain modifications) effective January 1, 2001. CAC's adoption of Codification, as modified, resulted in an increase in statutory capital and surplus of $27.6 million, which relates primarily to deferred tax assets, partially offset by insurance-related assessments and pension-related liabilities.

     On April 1, 2001, CAC adopted Emerging Issues Task Force Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets (EITF 99-20). EITF 99-20 establishes how a transferor that retains an interest in securitized financial assets or an enterprise that purchases a beneficial interest in securitized financial assets should account for interest income and impairment. The adoption of EITF 99-20 did not have a significant impact on the results of operations or equity of CAC.

     In June 2001, the FASB issued Statement of Financial Accounting Standards No. 141, Business Combinations (SFAS 141). SFAS 141 requires companies to use the purchase method of accounting for business combinations initiated after June 30, 2001 and prohibits the use of the pooling-of-interests method of accounting. CAC will adopt this standard for all business combinations subsequent to June 30, 2001.

     In June 2001, the FASB issued Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets (SFAS 142). SFAS 142 changes the accounting for goodwill and indefinite-lived intangible assets from an amortization method to an impairment-only approach. Amortization of goodwill and indefinite-lived intangible assets, including goodwill recorded in past business combinations, will cease upon adoption of SFAS 142, CAC will complete goodwill and other acquired intangible asset impairment tests by June 30, 2002. Any resulting asset impairments will be recorded as a cumulative effect of a change in accounting principle as of January 1, 2002.

     In October 2001, the FASB issued Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (SFAS 144). SFAS 144 addresses accounting and reporting for the impairment or disposal of long-lived assets. This statement supersedes FASB Statement of Financial Accounting Standards No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of. The provisions of this statement are effective for CAC beginning January 1, 2002. The initial adoption of SFAS 144 will not have a significant impact on the results of operations and/or the financial position of CAC.

                         CONTINENTAL ASSURANCE COMPANY

NOTE 2. INVESTMENTS

     The significant components of net investment income are presented in the following table:
--------------------------------------------------------------------------------


                   NET INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                2001           2000           1999
---------------------------------------------------------------------------------------------------------
(In thousands of dollars)
Interest:
  Fixed maturity securities.................................       $477,794       $492,805       $421,430
  Policy loans..............................................         11,573         11,885         10,706
  Short-term investments....................................         24,312         64,518         54,458
Dividends and other:
  Equity securities.........................................          4,579          2,598          1,787
  Mortgage loans and real estate............................            405          1,052          1,324
  Other.....................................................          1,717             59             --
                                                                   --------       --------       --------
Gross investment income.....................................        520,380        572,917        489,705
                                                                   --------       --------       --------
Investment expense..........................................        (29,250)       (48,610)       (33,893)
---------------------------------------------------------------------------------------------------------
          NET INVESTMENT INCOME                                    $491,130       $524,307       $455,812
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

                         CONTINENTAL ASSURANCE COMPANY

NOTE 2.--(CONTINUED):

     Net realized investment gains (losses) and net unrealized appreciation (depreciation) in investments are set forth in the following table:

--------------------------------------------------------------------------------

         NET INVESTMENT APPRECIATION (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                2001            2000            1999
-----------------------------------------------------------------------------------------------------------
(In thousands of dollars)
Realized investment (losses) gains:
  Fixed maturity securities:
    Gross realized gains....................................       $159,019       $  64,853       $  44,808
    Gross realized losses...................................        (38,897)        (76,959)       (116,958)
                                                                   --------       ---------       ---------
        NET REALIZED (LOSSES) GAINS ON FIXED MATURITY
          SECURITIES........................................        120,122         (12,106)        (72,150)
  Equity securities:
    Gross realized gains....................................          2,351          17,281           5,910
    Gross realized losses...................................         (3,131)        (15,599)           (994)
                                                                   --------       ---------       ---------
  Net realized gains (losses) on equity securities..........           (780)          1,682           4,916
  Real estate...............................................            121            (230)            457
  Short term and other......................................          4,284           3,284             698
  Separate Accounts.........................................         19,748         (29,236)         18,019
                                                                   --------       ---------       ---------
Net realized investment (losses) gains before allocation to
  participating policyholders...............................        143,495         (36,606)        (48,060)
Allocation to participating policyholders...................        (13,034)         (3,508)          4,718
Income tax benefit (expense)................................        (45,113)         14,184          17,263
                                                                   --------       ---------       ---------
        NET REALIZED INVESTMENT (LOSSES) GAINS..............         85,348         (25,930)        (26,079)
                                                                   --------       ---------       ---------
Net change in unrealized appreciation (depreciation) in
  investments:
  Fixed maturity securities.................................         41,649         221,236        (301,653)
  Equity securities.........................................          1,572          (3,149)          4,560
  Separate Accounts and other...............................          5,726          84,798        (155,669)
                                                                   --------       ---------       ---------
Total net change in unrealized appreciation (depreciation)
  in
  investments...............................................         48,947         302,885        (452,762)
  Adjustment to deferred acquisition costs..................         (8,270)        (13,575)         29,792
  Allocation to participating policyholders.................         (2,725)        (11,246)         21,094
  Cumulative effect of a change in accounting principle, net
    of tax of $873..........................................          1,621              --              --
  Deferred income tax benefit (expense).....................        (20,137)       (108,870)        148,039
                                                                   --------       ---------       ---------
        NET CHANGE IN UNREALIZED INVESTMENT APPRECIATION
          (DEPRECIATION)....................................         19,436         169,194        (253,837)
-----------------------------------------------------------------------------------------------------------
        NET REALIZED AND CHANGE IN UNREALIZED APPRECIATION
          (DEPRECIATION) IN INVESTMENTS                            $104,784       $ 143,264       $(279,916)
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

                         CONTINENTAL ASSURANCE COMPANY

NOTE 2.--(CONTINUED):

     Proceeds from sales of fixed maturities and equity securities in the general account and the resulting gains and (losses) are set forth in the following table.

--------------------------------------------------------------------------------

SUMMARY OF GROSS REALIZED INVESTMENT GAINS (LOSSES)
FOR FIXED MATURITY SECURITIES AND EQUITY SECURITIES

-------------------------------------------------------------------------------------------------------------------------------
                                                             2001                      2000                      1999
                                                    -----------------------   -----------------------   -----------------------
                                                      FIXED        EQUITY       FIXED        EQUITY       FIXED        EQUITY
YEAR ENDED DECEMBER 31,                             MATURITIES   SECURITIES   MATURITIES   SECURITIES   MATURITIES   SECURITIES
-------------------------------------------------------------------------------------------------------------------------------
(In thousands of dollars)
Proceeds from sales...............................  $8,530,149   $2,571,975   $8,161,710    $162,432    $8,527,089    $196,474
                                                    ----------   ----------   ----------    --------    ----------    --------
Gross realized gains..............................    159,019         2,351      64,853       17,281       44,808        5,910
Gross realized losses.............................    (38,897)       (3,131)    (76,959)     (15,599)    (116,958)        (994)
-------------------------------------------------------------------------------------------------------------------------------
    NET REALIZED GAINS (LOSSES) ON SALES            $ 120,122    $     (780)  $ (12,106)    $  1,682    $ (72,150)    $  4,916
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

     Net unrealized investment gains (losses) are set forth in the following table:

--------------------------------------------------------------------------------

ANALYSIS OF NET UNREALIZED INVESTMENT GAINS (LOSSES)
INCLUDED IN OTHER COMPREHENSIVE INCOME


--------------------------------------------------------------------------------------------------------------------------
                                                                       2001                              2000
                                                          -------------------------------   ------------------------------
YEAR ENDED DECEMBER 31,                                    GAINS      LOSSES       NET       GAINS      LOSSES      NET
--------------------------------------------------------------------------------------------------------------------------
(In thousands of dollars)
Fixed maturity securities...............................  $179,058   $ (99,444)  $ 79,614   $122,423   $(84,456)  $ 37,967
Equity securities.......................................     6,800      (7,849)    (1,049)     5,347     (7,969)    (2,622)
Separate Account business...............................    15,544          --     15,544      9,816         --      9,816
Other...................................................     4,337          --      4,337      2,717         --      2,717
                                                          --------   ---------   --------   --------   --------   --------
                                                          $205,739   $(107,293)    98,446   $140,303   $(92,425)    47,878
                                                          ========   =========              ========   ========
Reclassification to deferred acquisition costs..........                           (7,163)                           1,107
Allocated to participating policyholders................                            2,970                            5,695
Deferred income tax (expense) benefit...................                          (44,893)                         (24,756)
--------------------------------------------------------------------------------------------------------------------------
        NET UNREALIZED INVESTMENT GAINS (LOSSES)                                 $ 49,360                         $ 29,924
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

                         CONTINENTAL ASSURANCE COMPANY

NOTE 2.--(CONTINUED):

     The following table provides a summary of investments in fixed maturity securities and equity securities available-for-sale in the general account.
--------------------------------------------------------------------------------
SUMMARY OF INVESTMENTS IN FIXED MATURITY SECURITIES
AND EQUITY SECURITIES AVAILABLE-FOR-SALE


----------------------------------------------------------------------------------------------------------------
                                                                COST OR       GROSS        GROSS
                                                               AMORTIZED    UNREALIZED   UNREALIZED     MARKET
(IN THOUSANDS OF DOLLARS)                                         COST        GAINS        LOSSES       VALUE
----------------------------------------------------------------------------------------------------------------
DECEMBER 31, 2001
U.S. Treasuries and obligations of government agencies......   $  260,446    $  5,557    $ (10,627)   $  255,376
Asset-backed securities.....................................    2,317,840      54,374       (5,283)    2,366,931
Corporate securities........................................    2,459,002      77,862      (35,937)    2,503,421
Other debt securities.......................................    1,203,874      41,265      (47,597)    1,197,542
                                                               ----------    --------    ---------    ----------
    Total fixed maturity securities.........................    6,241,162     179,058      (99,444)    6,323,270
Equity securities...........................................       57,236       6,800       (7,849)       56,187
----------------------------------------------------------------------------------------------------------------
    TOTAL                                                      $6,298,398    $185,858    $(107,293)   $6,379,457
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
DECEMBER 31, 2000
U.S. Treasuries and obligations of government agencies......   $  404,777    $ 12,223    $  (2,573)   $  414,427
Asset-backed securities.....................................    2,030,588      29,431       (9,675)    2,050,344
Corporate securities........................................    2,671,600      60,992      (54,395)    2,678,197
Other debt securities.......................................      891,568      19,777      (17,813)      893,532
                                                               ----------    --------    ---------    ----------
    Total fixed maturity securities.........................    5,998,533     122,423      (84,456)    6,036,500
Equity securities...........................................       45,468       5,347       (7,969)       42,846
----------------------------------------------------------------------------------------------------------------
    TOTAL                                                      $6,044,001    $127,770    $ (92,425)   $6,079,346
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------


     The following table summarizes fixed maturity securities by contractual maturity at December 31, 2001.
--------------------------------------------------------------------------------
SUMMARY OF INVESTMENTS IN FIXED
MATURITY SECURITIES BY CONTRACTUAL MATURITY

--------------------------------------------------------------------------------------
                                                               AMORTIZED      MARKET
YEAR ENDED DECEMBER 31, 2001                                      COST        VALUE
--------------------------------------------------------------------------------------
(In thousands of dollars)
Due in one year or less.....................................   $   25,624   $   26,358
Due after one year through five years.......................      670,931      671,178
Due after five years through ten years......................    1,502,793    1,503,995
Due after ten years.........................................    1,723,974    1,754,808
Asset-backed securities not due at a single maturity date...    2,317,840    2,366,931
--------------------------------------------------------------------------------------
    TOTAL                                                      $6,241,162   $6,323,270
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

     Actual maturities may differ from contractual maturities because securities may be called or prepaid with or without call or prepayment penalties.

                         CONTINENTAL ASSURANCE COMPANY

NOTE 2.--(CONTINUED):

     There are no investments, other than equity securities, that have not produced income for the years ended December 31, 2001, 2000 and 1999. There are no investments in a single issuer, other than investments in securities issued by the U.S. Government or its agencies, that when aggregated exceed 10% of stockholder's equity.

     High yield securities are bonds rated as below investment grade by bond rating agencies and other unrated securities which, in the opinion of management, are below investment grade (below BBB). Carrying values of high yield securities in the general account were $365.9 million and $332.0 million at December 31, 2001 and 2000, respectively. Net unrealized losses on high yield securities, included in the general account, were $32.9 million and $22.4 million at December 31, 2001 and 2000, respectively.

     At December 31, 2001, total Separate Account investments excluding cash amounted to $3.8 billion with taxable fixed maturity securities representing approximately 62% of the Separate Accounts' portfolio. The balance of the Separate Accounts' portfolio is in equity securities, short-term and other invested assets. Approximately 53% and 57%, at December 31, 2001 and 2000, respectively, of the Separate Account investments were used to fund guaranteed investment contracts (GICs) for which CAC guarantees principal and a specified return to the contract holders. The duration of fixed maturity securities included in the GIC portfolio is matched to approximate the corresponding payout pattern of the liabilities of the GIC contracts.

     All fixed maturities in the GIC portfolio were carried at fair value and amounted to $2.0 billion and $2.3 billion at December 31, 2001 and 2000, respectively. At December 31, 2001 and 2000, net unrealized gains (losses) on fixed maturity securities in the GIC portfolio amounted to approximately $41.2 million and $19.3 million, respectively. The gross unrealized gains and (losses) for the fixed maturity securities in the GIC portfolio at December 31, 2001, were $61.8 million and ($20.6) million, respectively compared to $52.4 million and ($33.1) million, respectively at December 31, 2000.

     High yield securities in the GIC portfolio were carried at fair value totaling $77.4 million and $48.8 million at December 31, 2001 and 2000, respectively. Net unrealized losses on high yield securities held in such GIC portfolio were $6.5 million and $4.6 million at December 31, 2001 and 2000, respectively.

NOTE 3. DEBT

     Debt consists of the following obligations at December 31, 2001 and 2000.

-------------------------------------------------------------------------------
DECEMBER 31,                                                   2001      2000
-------------------------------------------------------------------------------
(In thousands of dollars)
Industrial Development Revenue Bonds, due July 1, 2016 at
  variable interest rates -- 2.35% to 4.30%.................  $10,000   $10,000
Third party note, due December 31, 2002 at 8.5%.............    1,850     1,850
Capital lease obligations, through July, 2002 at 9.1%
  interest rate.............................................       41       194
-------------------------------------------------------------------------------
    TOTAL DEBT..............................................  $11,891   $12,044
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                         CONTINENTAL ASSURANCE COMPANY

NOTE 4. FINANCIAL INSTRUMENTS

     In the normal course of business, CAC invests in various financial assets, incurs various financial liabilities and enters into agreements involving derivative securities, including off-balance sheet financial instruments.

     Fair values are disclosed for all financial instruments, for which it is practicable to estimate that value, whether or not recognized in the balance sheets. Management attempts to obtain quoted market prices for the purpose of these disclosures. Where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. These techniques are significantly affected by management's assumptions, including discount rates and estimates of future cash flows. Potential taxes and other transaction costs have not been considered in estimating fair value. The estimates presented herein are not necessarily indicative of the amounts CAC would realize in a current market exchange.

     Non-financial instruments such as deferred acquisition costs and deferred income taxes and certain financial instruments such as insurance reserves and reinsurance receivables are excluded from the fair value disclosures. Therefore, the fair value amounts cannot be aggregated to determine the underlying economic value of CAC.

     The carrying amounts reported on the consolidated balance sheet for cash, short-term investments, accrued investment income, receivables for securities sold, payables for securities purchased and certain other assets and other liabilities approximate fair value because of the short-term nature of these items. These assets and liabilities are not listed in the following table. The carrying amounts and estimated fair values of CAC's other financial instrument assets and liabilities are listed in the following table. Derivative instruments are shown in a separate table.

                         CONTINENTAL ASSURANCE COMPANY

NOTE 4.--(CONTINUED):


---------------------------------------------------------------------------------------------------------------
DECEMBER 31,                                                           2001                      2000
                                                              -----------------------   -----------------------
                                                               CARRYING    ESTIMATED     CARRYING    ESTIMATED
                                                                AMOUNT     FAIR VALUE     AMOUNT     FAIR VALUE
---------------------------------------------------------------------------------------------------------------
(In thousand of dollars)
FINANCIAL ASSETS
Investments:
  Fixed maturity securities.................................  $6,323,270   $6,323,270   $6,036,500   $6,036,500
  Equity securities.........................................      56,187      56,187        42,846       42,846
  Mortgage loans............................................      12,977      10,150        17,340       15,121
  Policy loans..............................................     191,582     183,974       192,623      184,869
  Other invested assets.....................................      16,651      16,651        32,357       32,357
Separate Account assets:
  Fixed maturities..........................................   2,268,784   2,268,784     2,702,668    2,702,668
  Equity securities.........................................     160,351     160,351       215,045      215,045
  Other.....................................................     343,022     343,022       849,228      849,228
FINANCIAL LIABILITIES
Premium deposits and annuity contracts......................   1,444,434   1,374,344     1,471,016    1,403,775
Debt........................................................      11,891      11,891        12,044       12,044
Separate Account liabilities:
  Guaranteed investment contracts...........................     468,668     492,275       822,296      880,071
  Deferred annuities........................................          --          --       114,197      114,506
  Variable separate accounts................................   1,146,088   1,146,088     1,387,137    1,387,137
  Other.....................................................     622,470     622,470       622,606      622,606
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

     The following methods and assumptions were used by CAC in estimating the fair value amounts for financial instruments:

          The fair values of fixed maturity and equity securities were based on quoted market prices, where available. For securities not actively traded, fair values were estimated using values obtained from independent pricing services or quoted market prices of comparable instruments.

          The fair values for mortgage loans and policy loans are estimated using discounted cash flow analyses utilizing interest rates currently offered for similar loans to borrowers with comparable credit quality. Loans with similar characteristics are aggregated for purposes of these calculations.

          Valuation techniques to determine fair value of other invested assets and other Separate Account business assets consisted of discounted cash flows, obtaining quoted market prices of the investments and comparing the investments to similar instruments or to the underlying assets of the investments.

          Premium deposits and annuity contracts were valued based on cash surrender values and the outstanding fund balances.

          CAC's long-term and other debt represents primarily floating rate tax exempt bonds with interest rates determined monthly and thus approximates fair value.

          The fair values for guaranteed investment contracts and deferred annuities of the Separate Account business are estimated using discounted cash flow calculations, based on interest rates

                         CONTINENTAL ASSURANCE COMPANY

NOTE 4.--(CONTINUED):

     currently being offered for similar contracts with similar maturities. The fair values of the liabilities for variable Separate Account business are based on the quoted market values of the underlying assets of each variable Separate Account. The fair value of other Separate Account business liabilities approximates their carrying value because of their short-term nature.

DERIVATIVE FINANCIAL INSTRUMENTS

     CAC invests in derivative financial instruments in the normal course of business primarily to reduce its exposure to market risk (principally interest rate, equity stock price and foreign currency risk). Financial instruments used for such purposes include interest rate swaps, interest rate caps, put and call options, commitments to purchase securities, futures and forwards. Other than derivatives held in certain Separate Accounts, CAC generally does not hold or issue these instruments for trading purposes. CAC also uses derivatives to mitigate the risk associated with its indexed group annuity contracts by purchasing Standard & Poor's 500(R) (S&P 500(R)) index futures contracts in a notional amount equal to the contractholders' liability, which is calculated using the S&P 500(R) rate of return.

     The gross notional principal or contractual amounts of derivative financial instruments in the general account totaled $525.0 million at December 31, 2001 and $500.0 million at December 31, 2000. The gross notional principal or contractual amounts of derivative financial instruments in the Separate Accounts totaled $1,045.7 million and $1,410.8 million at December 31, 2001 and 2000, respectively. The contractual or notional amounts are used to calculate the exchange of contractual payments under the agreements and are not representative of the potential for gain or loss on these instruments.

     The fair values associated with derivative financial instruments are generally affected by interest rates, equity prices and foreign currency exchange rates. The credit exposure associated with non-performance by the counterparties to these instruments is generally limited to the gross fair value asset related to the instruments recognized in the consolidated balance sheets. CAC continuously monitors the credit worthiness of its counterparties. CAC generally requires collateral from its derivative investment counterparties depending on the credit rating of the counterparty.

     The fair value of derivatives generally represent the estimated amounts that CAC would expect to receive or pay upon termination of the contracts at the reporting date. Dealer quotes are available for substantially all of CAC's derivatives. For derivative instruments not actively traded, fair values are estimated using values obtained from independent pricing services, costs to settle or quoted market prices of comparable instruments.

     Futures are contracts to buy or sell a standard quantity and quality of a commodity, financial instrument or index at a specified future date and price.

     Forwards are contracts between two parties to purchase and sell a specific quantity of a commodity, government security, foreign currency or other financial instrument at a price specified at contract inception, with delivery and settlement at a specified future date.

                         CONTINENTAL ASSURANCE COMPANY

NOTE 4.--(CONTINUED):

     Commitments to purchase government and municipal securities are agreements to purchase securities in the future at a predetermined price.

     Options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation, to either purchase or sell a financial instrument at a specified price within a specified period of time. The option purchaser pays a premium to the option seller (writer) for the right to exercise the option. The option seller is obligated to buy (put) or sell (calls) the item underlying the contract at a set price, if the option purchaser chooses to exercise.

     An interest rate cap consists of a guarantee given by the issuer to the purchaser in exchange for the payment of a premium. This guarantee states that if interest rates rise above a specified rate, the issuer will pay to the purchaser the difference between the then current market rate and the specified rate on the notional principal amount.

                         CONTINENTAL ASSURANCE COMPANY

NOTE 4.--(CONTINUED):

     A summary of the aggregate contractual or notional amounts, estimated fair values and gains or losses related to derivative financial instruments as of and for the year ended December 31, 2001 and 2000 are presented below.

------------------------------------------------------------------------------------------------------------------
                                                                CONTRACTUAL         FAIR VALUE          RECOGNIZED
YEAR ENDED DECEMBER 31,                                          NOTIONAL      ---------------------      GAINS
(IN THOUSANDS OF DOLLARS)                                         AMOUNT       ASSET     (LIABILITY)     (LOSSES)
------------------------------------------------------------------------------------------------------------------
2001
------------------------------------------------------------------------------------------------------------------
General Account:
  Interest rate caps........................................    $  500,000     $1,560     $     --      $      --
  Commitments to purchase government and municipal
    securities..............................................        25,000      1,891           --            854
------------------------------------------------------------------------------------------------------------------
          TOTAL.............................................    $  525,000     $3,451     $     --      $     854
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Separate Accounts:
  Futures purchased.........................................       883,847          3       (7,625)      (156,785)
  Futures sold, not yet purchased...........................         9,842         --          (48)        (1,273)
  Commitments to purchase government and municipal
    securities..............................................        17,000         --         (486)         2,810
  Options purchased.........................................        65,384        982           --         (1,942)
  Options written...........................................        69,592         --         (156)         1,861
------------------------------------------------------------------------------------------------------------------
          TOTAL.............................................    $1,045,665     $  985     $ (8,315)     $(155,329)
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
2000
------------------------------------------------------------------------------------------------------------------
General Account:
  Interest rate caps........................................    $  500,000     $  870     $     --      $  (2,682)
  Commitments to purchase government and
    municipal securities....................................            --         --           --            377
------------------------------------------------------------------------------------------------------------------
          TOTAL.............................................    $  500,000     $  870     $     --      $  (2,305)
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Separate Accounts:
  Futures purchased.........................................    $  996,082     $   11     $(13,378)     $(171,948)
  Futures sold, not yet purchased...........................        76,255         --          (74)        (3,674)
  Commitments to purchase government and
    municipal securities....................................       110,700      1,289           --          4,062
  Options purchased.........................................       110,230        292           --         (2,185)
  Options written...........................................       117,576         --         (681)         3,877
------------------------------------------------------------------------------------------------------------------
          TOTAL.............................................    $1,410,843     $1,592     $(14,133)     $(169,868)
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

                         CONTINENTAL ASSURANCE COMPANY

NOTE 5. STATUTORY CAPITAL AND SURPLUS (UNAUDITED)

     Statutory capital and surplus and net income for CAC are determined in accordance with accounting practices prescribed or permitted by the Illinois Insurance Department. Prescribed statutory accounting practices are set forth in a variety of publications of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and general administrative rules. CAC has no material permitted accounting practices.

--------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                          2001         2000         1999
--------------------------------------------------------------------------------------------------
                       (In thousands of dollars)
Statutory capital and surplus...............................  $1,414,629   $1,273,699   $1,222,460
Statutory net income (loss).................................     130,103      (47,478)      76,741
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

     The payment of dividends by CAC to Casualty, without prior approval of the Illinois Insurance Department is limited to formula amounts. Approximately $163.8 million and $144.0 million at December 31, 2001 and 2000, respectively, of available dividends were not subject to prior Insurance Department approval.

NOTE 6. COMPREHENSIVE INCOME

     Comprehensive income is comprised of all changes to stockholder's equity, including net income, except those changes resulting from investments and distributions to, the stockholder. Accumulated other comprehensive income (loss) is comprehensive income (loss) exclusive of net income. The change in the components of accumulated other comprehensive income (loss) are shown in the following tables.

----------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                         2001       2000        1999
----------------------------------------------------------------------------------------------
                                  (In thousands of dollars)
Net income (loss)...........................................  $157,751   $ 178,664   $ 129,922
Other comprehensive income (loss):
  Change in unrealized gains (losses) on general account
    investments:
    Holding (losses) gains arising during the period........    67,844     320,018    (249,635)
    Less: unrealized gains at beginning of period included
      in realized gains during the period...................    24,623     101,931      47,458
                                                              --------   ---------   ---------
  Net change in unrealized gains (losses) on general account
    investments.............................................    43,221     218,087    (297,093)
                                                              --------   ---------   ---------
  Net change in unrealized gains (losses) on Separate
    Accounts and other......................................     5,726      84,798    (155,669)
  Foreign currency translation adjustment...................   (14,694)     (2,999)     (9,627)
  Adjustment for allocation of deferred acquisition costs to
    unrealized gains (losses)...............................    (8,270)    (13,575)     29,792
    Allocated to participating policyholders................    (2,725)    (11,246)     21,094
    Cumulative effect of a change in accounting principle,
      net of tax of $873....................................     1,621          --          --
                                                              --------   ---------   ---------
Other comprehensive income (loss), before tax...............    24,879     275,065    (411,503)
                                                              --------   ---------   ---------
  Deferred income tax (expense) benefit related to other
    comprehensive income....................................   (20,137)   (108,870)    148,039
                                                              --------   ---------   ---------
Other comprehensive income (loss), net of tax...............     4,742     166,195    (263,464)
----------------------------------------------------------------------------------------------
            TOTAL COMPREHENSIVE INCOME (LOSS)...............  $162,493   $ 344,859   $(133,542)
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

                         CONTINENTAL ASSURANCE COMPANY

NOTE 6.--(CONTINUED):

     In the foregoing table, deferred income tax expense related to other comprehensive income is attributed to each of the components of the other comprehensive income in equal proportion except for the foreign currency translation adjustment, for which there are no deferred taxes.

     The following table displays the components of accumulated other comprehensive income included in the consolidated balance sheet and statements of stockholder's equity for 2001 and 2000.

----------------------------------------------------------------------------------
DECEMBER 31,                                                     2001       2000
----------------------------------------------------------------------------------
(In thousands of dollars)
Foreign currency translation adjustment.....................   $(36,109)  $(21,415)
Net unrealized gains/(losses) on investments................     49,360     29,924
----------------------------------------------------------------------------------
TOTAL ACCUMULATED OTHER COMPREHENSIVE INCOME                   $ 13,251   $  8,509
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

NOTE 7. BENEFIT PLANS

     CAC has no employees as it has contracted with Casualty for services provided by Casualty employees. As Casualty is a wholly-owned subsidiary of CNAF, all Casualty employees are covered by CNAF's benefits plans. The plans are discussed below.

PENSION PLAN


     CNAF has noncontributory pension plans covering all full-time employees age 21 or over who have completed at least one year of service. While the terms of the plans vary, benefits are generally based on years of credited service and the employee's highest sixty consecutive months of compensation. Casualty is included in the CNAF Employees' Retirement Plan and is allocated a share of these expenses. The net pension cost allocated to CAC was $3.3 million, $5.5 million and $10.4 million for the years ended December 31, 2001, 2000, and 1999, respectively. The decrease in net pension cost allocation is attributed to the selection of the Savings and Capital Accumulation Plan (S-CAP) program from the existing pension plan programs, which was available January 1, 2000.



     In 2000, employees of Casualty who were employed at December 31, 1999 and remained employed at April 24, 2000 were required to make a choice regarding their continued participation in the pension plan. Employees who elected to forgo earning additional benefits in the pension plan and all employees hired by Casualty on or after January 1, 2000 receive enhanced contributions in the S-CAP (see Savings Plan discussion below).


POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS

     CNAF provides certain health care and life insurance benefits to all eligible retired employees, their covered dependents and their beneficiaries. Net postretirement benefit cost allocated to CAC was $2.0 million, $2.1 million and $2.8 million for the years ended December 31, 2001, 2000 and 1999, respectively. The funding for these plans is generally to pay covered expenses as they are incurred.

                         CONTINENTAL ASSURANCE COMPANY

NOTE 7.--(CONTINUED):

SAVINGS PLANS


     Casualty is included in the CNA Employees' Savings Plan, which is a contributory plan, that allows employees to make regular contributions of up to 13% of their salary, subject to certain limitations prescribed by the Internal Revenue Service. CAC is allocated a share of the CNAF Employees' Savings Plan expenses. CNAF contributes an amount equal to 70% of the first 6% of salary contributed by the employee. CNAF contributions allocated to and expensed by CAC for the Savings Plan were $5.4 million, $6.7 million and $2.7 million in the years ended December 31, 2001, 2000 and 1999, respectively.


NOTE 8. INCOME TAXES

     CAC and its domestic life insurance subsidiary are taxed under the provisions of the Internal Revenue Code, as applicable to life insurance companies, and are included in the consolidated Federal income tax return with CNAF and its eligible subsidiaries (CNA Tax Group), which in turn is included in the consolidated Federal income tax return of Loews and its eligible subsidiaries. The Federal income tax provision of CAC and its wholly owned subsidiaries were computed on a stand-alone basis, as if they were filing their own separate tax returns.

     CAC and its domestic life insurance subsidiary maintain a special tax memorandum account designated as the "Shareholder's Surplus Account." Dividends from this account may be distributed to the shareholder without resulting in any additional tax. The amount in the Shareholder's Surplus Account was $2,066.0 million and $1,725.4 million at December 31, 2001 and 2000, respectively. Another tax memorandum account defined as the "Policyholders' Surplus Account" is maintained and totaled $70.4 million at December 31, 2001 and 2000. Under the 1984 Tax Act, no further additions to this account are allowed. Amounts accumulated in the Policyholders' Surplus Account are subject to income tax if distributed to the shareholder. The tax liability in the event of distribution of the Policyholders' Surplus Account is an estimated $24.6 million at December 31, 2001 and 2000, and is not reflected in the accompanying consolidated Balance Sheets.

                         CONTINENTAL ASSURANCE COMPANY

NOTE 8.--(CONTINUED):

     Significant components of CAC's deferred tax assets and liabilities as of December 31, 2001 and 2000 and are shown in the table below:


-----------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                         2001        2000
-----------------------------------------------------------------------------------
(In thousands of dollars)
Insurance reserves..........................................  $ 349,102   $ 253,414
Deferred acquisition costs..................................   (416,685)   (433,746)
Investment valuation........................................    (24,685)     (3,696)
Net unrealized gains........................................    (36,912)    (19,081)
Property and equipment......................................    (13,629)    (14,679)
Receivables.................................................     (6,859)     (6,859)
Benefit plans...............................................      1,145         710
Life Re sale................................................     65,848      61,298
Other, net..................................................     (3,067)     (7,242)
-----------------------------------------------------------------------------------
    NET DEFERRED TAX LIABILITIES                              $ (85,742)  $(169,881)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------



     At December 31, 2001, gross deferred tax assets and liabilities amounted to $416.1 million and $501.8 million, respectively. At December 31, 2000, gross deferred tax assets and liabilities amounted to $316.6 million and $486.5 million, respectively.


     The components of income tax expense are as follows:


-------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                         2001       2000      1999
-------------------------------------------------------------------------------------------
(In thousands of dollars)
Current tax expense (benefit)...............................  $ 181,807   $42,165   $  (923)
Deferred tax expense (benefit)..............................    (95,990)   50,873    49,282
-------------------------------------------------------------------------------------------
    TOTAL INCOME TAX EXPENSE                                  $  85,817   $93,038   $48,359
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------


     A reconciliation of the statutory federal income tax rate to the effective income tax rate on income is as follows:

------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                        2001      2000       1999
------------------------------------------------------------------------------------------
(In thousands of dollars)
Income taxes at statutory rates.............................  $85,816   $95,096   $ 63,208
Prior year adjustment.......................................       --        --    (13,500)
Net operating loss carry-forward............................       --    (1,368)     1,387
State income tax (benefit) expense..........................      925       864     (1,948)
Other items, net............................................     (924)   (1,554)      (788)
------------------------------------------------------------------------------------------
    INCOME TAX AT EFFECTIVE RATE                              $85,817   $93,038   $ 48,359
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

                         CONTINENTAL ASSURANCE COMPANY

NOTE 9. REINSURANCE


     CAC assumes and cedes insurance with other insurers and reinsurers and members of various reinsurance pools and associations. The reinsurance coverages are tailored to the specific risk characteristics of each product line with CAC's retained amount varying by type of coverage. CAC's reinsurance includes coinsurance, yearly renewable term and facultative programs. CAC utilizes reinsurance arrangements to limit its maximum loss, provide greater diversification of risk, minimize exposures on larger risks and to exit certain lines of business.


     A majority of the reinsurance utilized by the Company's life insurance operations relates to term life insurance policies. Term life insurance policies issued from 1994 onward are generally ceded at 60% - 90% of the face value from the first dollar. Universal Life policies issued from 1998 onward are generally ceded at 75% of the first dollar. This extensive reinsurance program has generated favorable net commission costs on renewal premiums.

     The ceding of insurance does not discharge the primary liability of CAC. Therefore, a credit exposure exists with respect to life reinsurance ceded to the extent that any reinsurer is unable to meet the obligation assumed under the reinsurance agreements. CAC places reinsurance with other carriers only after careful review of the nature of the contract and a thorough assessment of the reinsurers' credit quality and claim settlement performance. For carriers that are not authorized reinsurers in its states of domicile, CAC receives collateral, primarily in the form of bank letters of credit. Such collateral totaled approximately $45.1 million and $21.1 million at December 31, 2001 and 2000, respectively.

     Life earned premium revenues are primarily long duration type contracts and accident and health earned premiums are primarily from short duration contracts. The effects of reinsurance on premium revenues are shown in the following schedule.

--------------------------------------------------------------------------------------------------------------
                                                                           PREMIUMS
                                                              ----------------------------------   ASSUMED/NET
YEAR ENDED DECEMBER 31,                                       DIRECT   ASSUMED   CEDED     NET          %
--------------------------------------------------------------------------------------------------------------
                                           (In millions of dollars)
2001
  Life......................................................  $1,256    $215     $  957   $  514       41.8%
  Accident and Health.......................................     194     118        290       22      536.4
                                                              ------    ----     ------   ------      -----
    Total premiums..........................................  $1,450    $333     $1,247   $  536       62.1%
                                                              ======    ====     ======   ======      =====
2000
  Life......................................................  $1,228    $219     $  537   $  910       24.1%
  Accident and Health.......................................   1,642     275        199    1,718       16.0
                                                              ------    ----     ------   ------      -----
    Total premiums..........................................  $2,870    $494     $  736   $2,628       18.8%
                                                              ======    ====     ======   ======      =====
1999
  Life......................................................  $1,174    $222     $  420   $  976       22.7%
  Accident and Health.......................................   2,329     159        145    2,343        6.8
                                                              ------    ----     ------   ------      -----
    Total premiums..........................................  $3,503    $381     $  565   $3,319       11.5%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

                         CONTINENTAL ASSURANCE COMPANY

NOTE 9.--(CONTINUED)

     Premium revenues ceded to non-affiliated companies were $1,247 million, $736 million and $565 million for the years ended December 31, 2001, 2000 and 1999, respectively. Additionally, insurance claims and policyholders' benefits are net of reinsurance recoveries of $1,017 million, $603 million and $415 million for years ended December 31, 2001, 2000 and 1999, respectively.

     The impact of reinsurance on life insurance in-force is shown in the following schedule.

---------------------------------------------------------------------------------------------------------------------
                                                                       LIFE INSURANCE IN FORCE
                                                              -----------------------------------------   ASSUMED/NET
                  YEAR ENDED DECEMBER 31,                      DIRECT    ASSUMED     CEDED       NET           %
---------------------------------------------------------------------------------------------------------------------
                                              (In millions of dollars)
2001........................................................  $395,167   $102,565   $331,157   $166,575      61.6%
2000........................................................   391,847   142,934     363,893    170,888      83.6
1999                                                           339,255   130,735     184,375    285,615      45.8
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

NOTE 10. RELATED PARTIES


     CAC is party to the CNAF Intercompany Expense Agreement whereby expenses incurred by CNAF and each of its subsidiaries are allocated to the appropriate companies. All acquisition and underwriting expenses allocated to CAC are further subject to a Reinsurance Pooling Agreement with VFL, so that acquisition and underwriting expenses recognized by CAC are ninety percent of the acquisition and underwriting expenses of the combined pool. Pursuant to the foregoing agreements, CAC recorded amortization of deferred acquisition costs and other operating expenses totaling $227.8 million, $452.4 million, and $425.8 million for 2001, 2000, and 1999, respectively. Expenses of CAC exclude $8.3 million, $14.6 million, and $24.0 million of general and administrative expenses incurred by CAC and allocated for the years ended December 31, 2001, 2000, and 1999 respectively. Excluding federal income tax balances, CAC had $1.9 million and $36.8 million receivable from affiliates at December 31, 2001 and 2000, respectively. CAC also had a $33.8 million payable to its affiliates at December 31, 1999. There were no interest charges on intercompany receivables or payables for 2001, 2000, and 1999.


NOTE 11. LEGAL

     CAC is party to litigation arising in the ordinary course of business. The outcome of this litigation will not, in the opinion of management, materially affect the results of operations or equity of CAC.

NOTE 12. RESTRUCTURING PROGRAM

     In December 2001, CNA announced a restructuring plan (the 2001 Plan) which included CAC. The objective of the 2001 Plan was to create a simplified and leaner organization for our customers and business partners. The major components of the plan included a reduction in the number of strategic business units (SBU) in the property-casualty operations, changes in the strategic focus of the Life Operations and consolidation of real estate locations. The strategic changes in Life Operations included a decision to discontinue the variable life and variable annuity businesses. CAC accrued restructuring and

                         CONTINENTAL ASSURANCE COMPANY

NOTE 12.--(CONTINUED):

other related charges in the fourth quarter of 2001 in the amount of $51.2 million, pretax. These charges include employee termination and related benefits costs of $7.0 million, impaired asset charges related to the write-off of software of $9.4 million, and other costs of $34.8 million which included the write-off of deferred acquisition cost on the inforce variable life and variable annuity contracts, as the company believes that the decision to discontinue these businesses will negatively impact the persistency of the contracts. CAC does not expect to incur significant amounts of additional charges with respect to the 2001 Plan in any future period and, as a result, does not intend to separately classify such expenses as restructuring and related charges when they occur.

     The following table summarizes the 2001 Plan Initial Accrual and the activity in that accrual during 2001.

------------------------------------------------------------------------------------------------------------
                                                                EMPLOYEE
                                                               TERMINATION    IMPAIRED
                                                               AND RELATED     ASSET      OTHER
                       (IN THOUSANDS)                         BENEFIT COSTS   CHARGES     COSTS      TOTAL
------------------------------------------------------------------------------------------------------------
2001 Plan initial accrual...................................     $7,016       $ 9,442    $ 34,767   $ 51,225
Costs that did not require cash.............................                   (4,442)    (34,624)   (39,066)
Payments charged against liability                                   --            --          --         --
------------------------------------------------------------------------------------------------------------
ACCRUED COSTS AT DECEMBER 31, 2001..........................     $7,016       $ 5,000    $    143   $ 12,159
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

NOTE 13. BUSINESS SEGMENTS

     CAC has two operating segments: Group Operations and Life Operations. Group Operations offers a broad array of group life and health insurance and reinsurance products to employers, affinity groups and other entities that purchase insurance as a group. Life Operations provides financial protection to individuals through a full product line of term life insurance, universal life insurance, long-term care insurance, annuities and provides retirement service products to institutions in the form of various investment products and administrative services. Corporate results consist of operating and investing activities not attributable to operating segments.

     The accounting policies of the segments are the same as those described in the summary of significant accounting polices. CAC manages its assets on a legal entity basis while segment operations are conducted across legal entities, as such assets are not readily identifiable by individual segment. In addition, distinct investment portfolios are not maintained for each segment, and accordingly, allocation of assets to each segment is not performed. Investment income and realized investment gains/losses are allocated based on each segment's allocated equity, as adjusted.

     - Depreciation and capital expenditures are not material to segments' income and cash flow.

     - All significant intercompany income and expense as well as intercompany dividends have been eliminated.

     - Income taxes have been allocated on the basis of the taxable income of the respective segments.

                         CONTINENTAL ASSURANCE COMPANY

NOTE 13.--(CONTINUED):

     Approximately 85% of CAC's premiums are derived from the United States. Premiums from any individual foreign country are not significant.

     CAC provides health insurance benefits to postal and other federal employees under the Federal Employees Health Benefit Plan (FEHBP). Premiums under this contract, which ended in September, 2000, totaled $1.4 billion and $2.1 billion for the years ended December 31, 2000 and 1999, respectively. Effective September 1, 2000, the FEHBP business was transferred to another insurance entity owned by CNA. All the assets and liabilities of this business were transferred through a novation agreement, and CAC was relieved of any ongoing direct or contingent liabilities with respect to this business. See Note 14 to the Consolidated Financial Statements, included herein.

                         CONTINENTAL ASSURANCE COMPANY

NOTE 13.--(CONTINUED):

     The following tables contain income statement information for CAC's reportable segments, corporate and consolidated results for 2001, 2000, and 1999.

--------------------------------------------------------------------------------------------------------------------
                                                                   GROUP          LIFE       CORPORATE      TOTAL
YEAR ENDED DECEMBER 31, 2001                                    OPERATIONS     OPERATIONS    AND OTHER     SEGMENTS
--------------------------------------------------------------------------------------------------------------------
(In thousand of dollars)
REVENUES, EXCLUDING REALIZED INVESTMENT GAINS/LOSSES
  Earned Premiums...........................................     $  7,487      $ 528,323     $     --     $  535,810
  Net investment income.....................................        4,168        479,249        7,713        491,130
  Other.....................................................       17,978        126,850          (28)       144,800
                                                                 --------      ----------    --------     ----------
        TOTAL REVENUES......................................       29,633      1,134,422        7,685      1,171,740
                                                                 --------      ----------    --------     ----------
BENEFITS AND EXPENSES
  Insurance claims and policyholders' benefits..............        9,782        788,528       56,922        855,232
  Amortization of deferred acquisition costs................      (12,321)       139,627        5,862        133,168
  Restructuring and other related charges...................           --         51,081          144         51,225
  Other operating expenses..................................       43,661        143,636        4,810        192,107
  Net renewal commissions and expense allowances............      (20,300)      (128,366)          (0)      (148,666)
  Participating policyholders' interest.....................           --         19,925      (45,979)       (26,054)
                                                                 --------      ----------    --------     ----------
        TOTAL BENEFITS AND EXPENSES.........................       20,822      1,014,431       21,759      1,057,012
                                                                 --------      ----------    --------     ----------
Operating income before income tax..........................        8,811        119,991      (14,074)       114,728
Income tax (expense) benefit................................       (3,126)       (42,572)       4,994        (40,704)
                                                                 --------      ----------    --------     ----------
  Net operating income (excluding realized investment
    gains/losses and cumulative effect of a change in
    accounting principle, net of taxes).....................        5,685         77,419       (9,080)        74,024
  Realized investment gains, net of tax and participating
    policyholders' interest.................................        2,679         81,083        1,586         85,348
  Cumulative effect of a change in accounting principle, net
    of tax..................................................           --             --       (1,621)        (1,621)
--------------------------------------------------------------------------------------------------------------------
        NET INCOME (LOSS)                                        $  8,364      $ 158,502     $ (9,115)    $  157,751
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

                         CONTINENTAL ASSURANCE COMPANY

NOTE 13.--(CONTINUED):



--------------------------------------------------------------------------------------------------------------------
                                                                   GROUP          LIFE       CORPORATE      TOTAL
YEAR ENDED DECEMBER 31, 2000                                    OPERATIONS     OPERATIONS    AND OTHER     SEGMENTS
--------------------------------------------------------------------------------------------------------------------
(In thousands of dollars)
REVENUES, EXCLUDING REALIZED INVESTMENT GAINS/LOSSES
  Earned Premiums...........................................    $2,130,507     $ 497,688     $     --     $2,628,195
  Net investment income.....................................        53,567       460,927        9,813        524,307
  Other.....................................................        55,448       126,535       12,302        194,285
                                                                ----------     ----------    --------     ----------
        TOTAL REVENUES......................................     2,239,522     1,085,150       22,115      3,346,787
                                                                ----------     ----------    --------     ----------
BENEFITS AND EXPENSES
  Insurance claims and policyholders' benefits..............     1,856,613       692,707       14,492      2,563,812
  Amortization of deferred acquisition costs................        15,321       140,433       (4,884)       150,870
  Restructuring and other related charges...................            --            --           --             --
  Other operating expenses..................................       200,948       127,251        8,228        336,427
  Net renewal commissions and expense allowances............        90,655      (125,536)          --        (34,881)
  Participating policyholders' interest.....................            --        23,074       (4,330)        18,744
                                                                ----------     ----------    --------     ----------
        TOTAL BENEFITS AND EXPENSES.........................     2,163,537       857,929       13,506      3,034,972
                                                                ----------     ----------    --------     ----------
Operating income before income tax..........................        75,985       227,221        8,609        311,815
Income tax (expense) benefit................................       (17,816)      (84,826)      (4,580)      (107,222)
                                                                ----------     ----------    --------     ----------
  Net operating income (excluding realized investment
    gains/losses)...........................................        58,169       142,395        4,029        204,593
  Realized investment gains, net of tax and participating
    policyholders' interest.................................        (2,955)      (21,641)      (1,333)       (25,929)
--------------------------------------------------------------------------------------------------------------------
        NET INCOME                                              $   55,214     $ 120,754     $  2,696     $  178,664
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                                   GROUP          LIFE       CORPORATE      TOTAL
YEAR ENDED DECEMBER 31, 1999                                    OPERATIONS     OPERATIONS    AND OTHER     SEGMENTS
--------------------------------------------------------------------------------------------------------------------
(In thousands of dollars)
REVENUES, EXCLUDING REALIZED INVESTMENT GAINS/LOSSES
  Earned Premiums...........................................    $2,712,022     $ 606,485     $     --     $3,318,507
  Net investment income.....................................        44,364       421,146       (9,698)       455,812
  Other.....................................................        37,603        52,082          510         90,195
                                                                ----------     ----------    --------     ----------
        TOTAL REVENUES......................................     2,793,989     1,079,713       (9,188)     3,864,514
                                                                ----------     ----------    --------     ----------
Benefits and expenses
  Insurance claims and policyholders' benefits..............     2,404,456       779,874       15,199      3,199,529
  Amortization of deferred acquisition costs................       (13,204)      149,946         (826)       135,916
  Restructuring and other related charges...................         5,000            --           --          5,000
  Other operating expenses..................................       256,520        73,897       (9,448)       320,969
  Net renewal commissions and expense allowances............        85,716      (121,833)          --        (36,117)
                                                                ----------     ----------    --------     ----------
  Participating policyholders' interest.....................            --        24,228       (6,408)        17,820
                                                                ----------     ----------    --------     ----------
        TOTAL BENEFITS AND EXPENSES.........................     2,738,488       906,112       (1,483)     3,643,117
                                                                ----------     ----------    --------     ----------
Operating income before income tax..........................        55,501       173,601       (7,705)       221,397
Income tax (expense) benefit................................       (15,774)      (60,219)      12,911        (63,082)
                                                                ----------     ----------    --------     ----------
  Net operating income (excluding realized investment
    gains/losses and cumulative effect of a change in
    accounting principle, net of taxes).....................        39,727       113,382        5,206        158,315
  Realized investment gains, net of tax and participating
    policyholders' interest.................................       (10,077)      (34,420)      18,418        (26,079)
  Cumulative effect of a change in accounting principle, net
    of tax..................................................          (613)       (1,701)          --         (2,314)
--------------------------------------------------------------------------------------------------------------------
        NET INCOME (LOSS)                                       $   29,037     $  77,261     $ 23,624     $  129,922
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

                         CONTINENTAL ASSURANCE COMPANY

NOTE 14. OTHER EVENTS

FEDERAL HEALTH BENEFIT PLAN TRANSACTIONS

     The Federal Employee Health Benefit Plan (FEHBP) business formerly written by CAC was transferred to another insurance entity owned by CNA effective September 1, 2000. All assets and liabilities of this business were transferred through a novation agreement, and CAC was relieved of any ongoing direct or contingent liability with respect to this business.

INDIVIDUAL LIFE REINSURANCE TRANSACTION

     Effective December 31, 2000, CNA completed a transaction with Munich American Reassurance Company (MARC), whereby MARC acquired CNA's individual Life reinsurance business (Life Re) via a reinsurance agreement. CNA will continue to accept and retrocede business on existing Life Re contracts until such time that CNA and MARC are able to execute novations of each of Life Re's assumed and retro-ceded reinsurance contracts.

     MARC assumed approximately $294 million of liabilities (primarily future policy benefits and claim reserves) and approximately $209 million in assets (primarily uncollected premium and deferred policy acquisition costs from CAC). CAC's net gain from the reinsurance transaction, which is subject to certain post-closing adjustments, has been recorded as deferred revenue and will be recognized in income over the next 12 to 18 months as Life Re's assumed contracts are novated to MARC.

GROUP LIFE AND HEALTH TRANSACTION


     CAC along with Casualty (collectively, the "Insurers") have entered into an indemnity reinsurance agreement (the "Agreement") with CNA Group Life Assurance Company ("CNAGLAC"), a newly formed and wholly-owned subsidiary of Casualty whereby most of the existing group life and health insurance business (excluding the FEHBP business which was transferred to another insurance subsidiary of CNA via a novation agreement and some runoff group and life insurance lines of business that will remain with the Insurers) of the Insurers will be transferred to CNAGLAC via a reinsurance agreement, effective January 1, 2001. The purpose of this transaction, along with the FEHBP transaction that was completed on September 1, 2000, is to move, over time, substantially all of the group life and health insurance business from Assurance to other insurance subsidiaries of CNAF.


     When CNAGLAC obtains the appropriate licenses to write group life and health insurance business, CNAGLAC intends to replace the group life and health insurance in force contracts of the Insurers, excluding the FEHBP business, with equivalent contracts issued directly by CNAGLAC.

                         CONTINENTAL ASSURANCE COMPANY

NOTE 14.--(CONTINUED):

     The following table summarizes CAC's earned premiums, income (loss) before income tax and total assets for FEHBP, Life Re and Group Life and Health businesses.

---------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                        2001       2000
---------------------------------------------------------------------------------
(In thousands of dollars)
FEDERAL EMPLOYEE HEALTH BENEFIT PLAN:
  Net earned premiums.......................................  $   --   $1,376,814
  (Loss) income before income taxes.........................    (219)      13,998
LIFE RE:
  Net earned premiums.......................................     957      228,828
  (Loss) income before income taxes.........................   4,221       33,703
GROUP LIFE AND HEALTH
  Net earned premiums.......................................   6,530      524,865
  (Loss) income before income taxes.........................   4,809       27,388
---------------------------------------------------------------------------------

 *  FEHBP business transferred September 1, 2000.

ACQUISITION OF CNA TRUST

     During 2000, CAC acquired a 100% interest in CNA Trust Corporation (CNA Trust) from an affiliate, CPI Group, Inc. (which is a wholly owned subsidiary of The Continental Corporation, which is wholly owned by CNAF) for a consideration of $34 million paid in cash. The net assets acquired were approximately $26.8 million. The purchase price paid was approximately $7.2 million in excess of the net assets of CNA Trust, and this amount has been accounted for as a reduction in additional paid in capital.

WORLD TRADE CENTER EVENT

     CAC's estimate of the claim and claim adjustment expenses arising from the September 11, 2001 World Trade Center disaster and related events ("WTC") is based on a total industry loss of $50 billion and includes all lines of insurance. As of December 31, 2001, CAC has recorded incurred claim and claim adjustment expenses in the amount of $22.1 million, pre-tax, net of reinsurance, related to the WTC event. On a gross basis, CAC recorded gross incurred claim and claim adjustment expenses of $95.8 million. CAC recorded corresponding reinsurance recoverables of $73.7 million, net of an estimated allowance for doubtful accounts for reinsurance recoverables of zero. As of December 31, 2001, the outstanding claim and claim adjustment expense reserves, gross and net of reinsurance, were $64.6 million and $16.0 million, respectively. Through December 31, 2001, CAC has paid approximately $31.2 million gross, and $6.1 million net of reinsurance of WTC related claims. This estimate takes into account CNA's substantial reinsurance agreements, including its catastrophe reinsurance program and corporate reinsurance program and is based on management's best estimate.

                         CONTINENTAL ASSURANCE COMPANY

NOTE 15. SUBSEQUENT EVENT


     CAC sold CNA Holdings Limited, a 100% owned affiliate of CAC, to Consorcio Financiero S.A., the largest insurer group in Chile, on March 22, 2002. CNA Holdings Limited is the Bahamian based parent of CNA's Chilean Life and Annuity Company, CNA Chile Compania de Seguros de Vida S.A. Included in the Consolidated Financial Statements are $441.5 million of assets and $117.5 million and $8.1 million of revenues and net operating income, respectively, for the year ended December 31, 2001, related to CNA Holdings Limited. Additionally, CAC is expected to report, as part of the sale, an after tax loss of $34.9 million in 2002. Of this loss, $7.0 million is due to recognizing in net income the Accumulated Other Comprehensive Income (Loss), from cumulative translation adjustments and unrealized gains, of CNA Holdings.

                                    [B LOGO]

                     Group
                     Variable
                     Annuity
                     Contracts
                     STATEMENT OF ADDITIONAL INFORMATION


                     Dated: May 2, 2002


                              CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B)

[CNA LOGO]

                                     PART C

                               OTHER INFORMATION

ITEM 28.  FINANCIAL STATEMENTS AND EXHIBITS.

(A)  FINANCIAL STATEMENTS:


                                                                 PAGE NUMBERS
                                                                    IN 2001
                                                                 ANNUAL REPORT
                                                                TO PARTICIPANTS
                                                                ---------------
Financial Statements of Continental Assurance Company
  Separate Account (B):
  Schedule of Investments...................................           4
  Balance Sheet.............................................           8
  Statement of Operations...................................           8
  Statement of Changes in Participants' Equity..............           9
  Notes to Financial Statements.............................          10
  Independent Auditors' Report..............................          14



                                                                                  PAGE NUMBERS
                                                                                  IN STATEMENT
                                                                PAGE NUMBERS      OF ADDITIONAL
                                                                IN PROSPECTUS      INFORMATION
                                                                -------------    ---------------
  Condensed Financial Information of Continental
  Assurance Company Separate Account (B)....................         12
Financial Statements of Continental Assurance Company:
  Independent Auditors' Report...............................................          10
  Consolidated Balance Sheets................................................          11
  Consolidated Statements of Operations......................................          12
  Consolidated Statements of Stockholder's Equity............................          13
  Consolidated Statements of Cash Flows......................................          14
  Notes to Consolidated Financial Statements.................................          15


     (B)  EXHIBITS:


        (13)   Consent of Independent Auditors.

ITEM 29. DIRECTORS AND OFFICERS OF THE INSURANCE COMPANY.

     The following table sets forth certain information regarding:

          (a) each director or officer of CAC who is engaged directly or indirectly in activities relating to Separate Account (B) or the variable annuity contracts offered by Separate Account (B); and

          (b) each executive officer of CAC (including CAC's president, secretary, treasurer and certain vice presidents).

                                                                                          POSITIONS AND
                                                                                           OFFICES WITH
NAME AND PRINCIPAL BUSINESS ADDRESS      POSITIONS AND OFFICES WITH CAC                SEPARATE ACCOUNT (B)
-----------------------------------      ------------------------------                --------------------

*Bernard L. Hengesbaugh................  Director, Chairman, President and Chief               None
                                         Executive Officer

*Robert V. Deutsch.....................  Director, Executive Vice President and                None
                                         Chief Financial Officer

*Jonathan D. Kantor....................  Director, Executive Vice President,                   None
                                         General Counsel and Secretary

*Stephen W. Lilienthal.................  Director, President and Chief Executive               None
                                         Officer of CNA Property and Casualty

*Thomas Pontarelli.....................  Director and Executive Vice President,                None
                                         Human Resources and Corporate Services

*Pamela S. Dempsey.....................  Vice President and Treasurer                          None

---------------
*  The principal business address is CNA Plaza, Chicago, Illinois 60685.

**

ITEM 31.  NUMBER OF CONTRACTOWNERS.

     As of February 1, 2002, Separate Account (B) had 169 qualified Contractholders.

**

ITEM 37.  UNDERTAKINGS.

**

     The registrant hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the insurance company.

---------------

** Indicates that all or a portion of an item has been omitted because the omitted information has not changed since it was disclosed in this Registration Statement or prior Amendments hereto.

                                   SIGNATURES


     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this post-effective amendment to its Registration Statement on Form N-3 and has caused this post-effective amendment to its Registration Statement on Form N-3 to be signed on its behalf, in the City of Chicago, and State of Illinois, on the 2nd day of May, 2002.


                                          CONTINENTAL ASSURANCE COMPANY SEPARATE
                                          ACCOUNT (B)

                                          By: /s/   MARILOU R. MCGIRR
                                            ------------------------------------
                                              Marilou R. McGirr, Chairman of
                                              Committee

                                          CONTINENTAL ASSURANCE COMPANY


                                          By: /s/BERNARD L. HENGESBAUGH*

                                            ------------------------------------
                                              Bernard L. Hengesbaugh, Chairman,
                                              President and Chief Executive
                                              Officer

     Each member of the Committee of Continental Assurance Company Separate Account (B) whose signature appears below and each executive officer and director of Continental Assurance Company whose signature appears below hereby constitutes and appoints Jonathan D. Kantor and Lynne Gugenheim, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all post-effective amendments filed after the date hereof to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

     As required by the Securities Act of 1933, this post-effective amendment has been signed below by the following persons in the capacities and on the date indicated.


                  SIGNATURE                                     TITLE                        DATE
                  ---------                                     -----                        ----
            /s/ MARILOU R. MCGIRR              Chairman of Committee and Member of      May 2, 2002
---------------------------------------------  Committee of Separate Account (B)
              Marilou R. McGirr                (Principal Executive Officer, Principal
                                               Financial Officer and Principal
                                               Accounting Officer)



*/s/ Lynne Gugenheim as Attorney-in-Fact pursuant to Power of Attorney included on signature pages to Post-Effective Amendments No. 50 under the Securities Act of 1933 and No. 30 under the Investment Company Act of 1940.

                  SIGNATURE                                     TITLE                        DATE
                  ---------                                     -----                        ----

          /s/ RICHARD W. DUBBERKE*             Member of Committee of Separate Account  May 2, 2002
---------------------------------------------  (B)
             Richard W. Dubberke

             /s/ RICHARD T. FOX*               Member of Committee of Separate Account  May 2, 2002
---------------------------------------------  (B)
               Richard T. Fox

           /s/ WILLIAM W. TONGUE*              Member of Committee of Separate Account  May 2, 2002
---------------------------------------------  (B)
              William W. Tongue

             /s/ PETER J. WRENN*               Member of Committee of Separate Account  May 2, 2002
---------------------------------------------  (B)
               Peter J. Wrenn

         /s/ BERNARD L. HENGESBAUGH*           Director, Chairman, President and Chief  May 2, 2002
---------------------------------------------  Executive Officer of Continental
           Bernard L. Hengesbaugh              Assurance Company (Principal Executive
                                               Officer)

           /s/ ROBERT V. DEUTSCH*              Director, Executive Vice President and   May 2, 2002
---------------------------------------------  Chief Financial Officer of Continental
              Robert V. Deutsch                Assurance Company (Principal Financial
                                               and Accounting Officer)

           /s/ JONATHAN D. KANTOR*             Director, Executive Vice President,      May 2, 2002
---------------------------------------------  General Counsel and Secretary of
             Jonathan D. Kantor                Continental Assurance Company

         /s/ STEPHEN W. LILIENTHAL*            Director, President and Chief Executive  May 2, 2002
---------------------------------------------  Officer of CNA Property and Casualty
            Stephen W. Lilienthal

           /s/ THOMAS PONTARELLI*              Director, Executive Vice President,      May 2, 2002
---------------------------------------------  Human Resources and Corporate Services
              Thomas Pontarelli                of Continental Assurance Company



*/s/ Lynne Gugenheim as Attorney-in-Fact pursuant to Power of Attorney included on signature pages to Post-Effective Amendments No. 50 under the Securities Act of 1933 and No. 30 under the Investment Company Act of 1940.